                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-12

                             THRIFT MANAGEMENT, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]     No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------

         (5)      Total fee paid:
                  -------------------------------------------------------------

[X]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  -------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

         (3)      Filing Party:

                  -------------------------------------------------------------

         (4)      Date Filed:

                  -------------------------------------------------------------

                             THRIFT MANAGEMENT INC.
                      3141 West Hallandale Beach Boulevard
                           Hallandale, Florida 33009
--------------------------------------------------------------------------------

                                  July 16, 2001

Dear Thrift Management, Inc. Shareholder,

         Thrift Management, Inc. is pleased to inform you that your company has entered into an agreement that will result in significant changes in our business in the future. On June 22, 2001, Thrift Management signed a purchase agreement with Thrift Ventures Inc. whereby Thrift Management will sell to Thrift Ventures Inc. the assets used in its retail thrift store and charitable donation collection business. Thrift Ventures Inc. will pay Thrift Management $1,175,000 in the form of a three-year promissory note secured by a security interest in the acquired assets. Thrift Ventures Inc. is a Florida corporation controlled by Marc Douglas, Thrift Management's principal shareholder, chairman of the Board of Directors, chief executive officer and president.

         Following the transaction, Thrift Management intends to pursue an acquisition of another operating business that will form the foundation for Thrift Management in the future. We are actively seeking an appropriate acquisition candidate, although we are not able to estimate a timetable for completing an acquisition, nor can we guarantee that we will be able to complete any acquisition at all.

         COMPLETION OF THIS TRANSACTION WILL NOT AFFECT THE OUTSTANDING SHARES OF THRIFT MANAGEMENT CAPITAL STOCK. SHAREHOLDERS ARE NOT BEING ASKED TO EXCHANGE THEIR THRIFT MANAGEMENT SHARES FOR ANY OTHER SHARES OR FOR CASH OR OTHER PROPERTY.

         The independent directors of Thrift Management believe that the proposed transaction should provide benefits to both Thrift Management and its shareholders. The transaction cannot be completed, however, unless a majority of all our shares approve the transaction at the Annual Meeting. For this purpose, all shares held by Marc Douglas and his affiliates and family members will be voted either for or against the proposal with the majority of the other shares.

          In addition, you are being asked to vote on the following matters:

         o Approval of an amendment to Thrift Management's Articles of Incorporation to change its name to TMI Holdings, Inc. if the transaction with Thrift Ventures Inc. is completed;

         o  Election of five directors to serve for the ensuing year; and

         o Ratification of the appointment of Berkowitz Dick Pollack & Brant LLP as Thrift Management's independent public accountants for the 2001 fiscal year.

         The Board of Directors of Thrift Management has unanimously approved the transaction and the other actions being taken and is seeking your approval.

         This proxy statement provides you with detailed information about the proposed sale of assets and the other matters to be voted on by the shareholders, and we encourage you to read this proxy statement carefully in its entirety. We urge you to vote FOR the proposed sale of assets to Thrift Ventures Inc. and the other proposals described in this proxy statement.

                                                       Sincerely yours,

                                                  By:  /s/ Jay M. Haft
                                                       -------------------------
                                                       Jay M. Haft
                                                       Thrift Management, Inc.
                                                       Director


--------------------------------------------------------------------------------
              TELEPHONE (954) 962-6066 / FACSIMILE: (954) 964-7920

                             THRIFT MANAGEMENT, INC.


          ------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

              TO BE HELD ON MONDAY, AUGUST 13, 2001, AT 11:00 A.M.

          ------------------------------------------------------------

To the Shareholders of Thrift Management, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Thrift Management, Inc. will be held on Monday, August 13, 2001, at 11:00 a.m., at the law offices of Broad and Cassel, 201 S. Biscayne Boulevard, Suite 3000, Miami, Florida 33131, for the following purposes, all of which are described more completely in the accompanying proxy statement:

         1. To consider and vote upon the proposed purchase agreement between Thrift Management and Thrift Ventures Inc., a corporation wholly owned by Marc Douglas, Thrift Management's principal shareholder, chairman of the Board, chief executive officer and president, pursuant to which Thrift Ventures Inc. will purchase all of the assets used by Thrift Management in the conduct of its retail thrift store and charitable donation collection business;

         2. To approve an amendment to Thrift Management's Articles of Incorporation to change its name to TMI Holdings, Inc. if the transaction with Thrift Ventures Inc. is completed;

         3. To elect five directors of Thrift Management for the ensuing year;

         4. To ratify the appointment of Berkowitz Dick Pollack & Brant LLP as Thrift Management's independent public accountants for the 2001 fiscal year; and

         5. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

         The Board of Directors has fixed the close of business on July 5, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting. YOUR VOTE IS VERY IMPORTANT. A proxy card and copies of Thrift Management's Annual Report on Form 10-KSB for fiscal 2000 and Quarterly Report on Form 10-QSB for the quarter ended April 1, 2001 are enclosed.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           Ileen Little, Secretary

Hallandale, Florida
July 16, 2001

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

SUMMARY TERM SHEET FOR PROPOSED TRANSACTION.......................................................................1

      Parties to the Transaction..................................................................................2

THE ANNUAL MEETING................................................................................................3

      Time, Date and Place of Annual Meeting......................................................................3

      What Will Be Voted Upon.....................................................................................3

      Information About the Enclosed Proxy........................................................................3

      Cost of Solicitation........................................................................................3

      Outstanding Voting Securities and Voting Rights.............................................................4

      Vote Required for Approval and Voting Procedures............................................................4

BENEFICIAL SECURITY OWNERSHIP.....................................................................................5

      Section 16(a) Beneficial Ownership Reporting Compliance.....................................................6

MARKET FOR COMMON EQUITY AND RELATED

SHAREHOLDERS' MATTERS.............................................................................................6

      Market Information..........................................................................................6

      Holders.....................................................................................................7

      Dividend Policy.............................................................................................7

PROPOSAL ONE - PURCHASE AGREEMENT BETWEEN THRIFT

MANAGEMENT AND THRIFT VENTURES INC................................................................................8

      Business of Thrift Management...............................................................................8

      Business of Thrift Ventures Inc............................................................................10

      Background of Transaction..................................................................................10

      Thrift Management's Business Following the Transaction.....................................................11

      Material Terms of the Transaction..........................................................................11

      Factors Considered by the Board............................................................................13

      Risks of the Proposed Transaction..........................................................................14

      Required Approvals.........................................................................................15

      Opinion of Financial Advisor...............................................................................15

      Marc Douglas' Relationship to Thrift Management............................................................21

      Marc Douglas' and Ileen Little's Relationship to Thrift Ventures Inc.......................................21

      Pro Forma Financial Information............................................................................21

      Description of Other Material Terms of the Purchase Agreement..............................................27

      Federal Income Tax Considerations..........................................................................28

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                                                                                                               ----

      Accounting Treatment.......................................................................................29

      Dissenter's Rights.........................................................................................29

      Board Recommendation.......................................................................................30

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONDITION AND PLAN OF OPERATION..........................................31

      Forward-Looking Statements.................................................................................31

      General....................................................................................................31

      Results of Operations......................................................................................31

      Liquidity and Capital Resources............................................................................34

      Inflation and Seasonality..................................................................................35

PROPOSAL TWO - APPROVAL OF NAME CHANGE...........................................................................36

PROPOSAL THREE - ELECTION OF DIRECTORS...........................................................................36

      Nominees for Election to the Board.........................................................................36

      Director Compensation......................................................................................38

      Meetings and Committees....................................................................................38

      Audit Committee Report.....................................................................................39

EXECUTIVE COMPENSATION...........................................................................................40

      Summary Compensation Table.................................................................................40

      Executive Employment Agreements............................................................................40

      Stock Option Plan..........................................................................................41

      Option Grants in Last Fiscal Year..........................................................................41

      Stock Options Held at End of 2000..........................................................................41

      Compensation Committee Interlocks and Insider Participation................................................42

CERTAIN TRANSACTIONS.............................................................................................42

      Deferred Compensation Agreement............................................................................42

      Loans to/from Marc Douglas.................................................................................42

      Consulting Agreement.......................................................................................43

      Approval of Affiliated Transactions........................................................................43

PROPOSAL FOUR - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS...................................................43

      Appointment of Independent Public Accountants for Fiscal 2001..............................................43

      Audit Firm Fee Disclosures.................................................................................43

OTHER MATTERS....................................................................................................44

      Shareholder Proposals......................................................................................44

      Additional Information.....................................................................................44

                                TABLE OF CONTENTS
                                   (CONTINUED)


APPENDICES

         A.       Thrift Management, Inc. Annual Report on Form 10-KSB for Fiscal 2000

         B.       Thrift Management, Inc. Quarterly Report on Form 10-QSB for Quarter Ended April 1, 2001

         C.       Purchase Agreement between Thrift Management, Inc. and Thrift Ventures Inc.

         D.       Fairness Opinion of Capitalink, L.C.

         E.       Florida Statutes Sections 607.1301, 607.1302 and 607.1320 Regarding Dissenters' Rights




               --------------------------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                     MONDAY, AUGUST 13, 2001, AT 11:00 A.M.

               ---------------------------------------------------

                   SUMMARY TERM SHEET FOR PROPOSED TRANSACTION

         This summary contains selected information from this proxy statement and may not contain all of the information that is important to you regarding the proposed transaction that is described under Proposal One - Purchase Agreement Between Thrift Management and Thrift Ventures Inc. To understand the proposed transaction fully, we strongly encourage you to read this proxy statement completely, as well as the appendices to this proxy statement, one of which is the purchase agreement. The purchase agreement constitutes the legal document that governs this transaction.

         o You are being asked to approve a purchase agreement dated as of June 22, 2001, between Thrift Management and Thrift Ventures Inc., pursuant to which Thrift Management will sell to Ventures substantially all of the assets used by Thrift Management in the conduct of its retail thrift store and charitable donation collection business. (See pages 11-13.)

         o Ventures will also assume all liabilities, debts and taxes of Thrift Management, except for those liabilities that have been expressly excluded. (See page 12.)

         o Ventures will pay to Thrift Management for the acquired assets $1,175,000 in the form of a three-year promissory note bearing interest at the prime rate as reported in THE WALL STREET JOURNAL on the closing date, plus 1.5%, and secured by a security interest in the acquired assets. (See pages 12-13.)

         o The purchase agreement and the transactions that will result must be approved by the affirmative vote of a majority of all of Thrift Management's outstanding shares. Because Thrift Ventures is owned by Thrift Management's principal shareholder, any shares owned by that shareholder or his affiliates or family members will be voted either for or against the proposal with the majority of the other shares. (See pages 4, 15 and 28.)

         o Shareholders have the right, under Florida law, to dissent from the proposed transaction, if they follow carefully the procedures set forth in the Florida statutes. (See pages 29-30.)

         o Marc Douglas has been the chairman of the Board of Directors, chief executive officer and president of Thrift Management since its formation in 1996. He currently is Thrift Management's principal shareholder, holding 2,155,000 shares of Thrift Management's common stock and 250,000 shares of Series A preferred stock, which constitutes 75.7% of the voting power of Thrift Management's outstanding securities. (See page 21.)

         o Marc Douglas is the sole shareholder, chairman of the Board, chief executive officer and president of Thrift Ventures Inc., which is a newly organized Florida corporation formed to acquire the retail store and charitable donation collection business from Thrift Management. Ventures has not had any operations to date. (See pages 10 and 21.)

         o Ileen Little, who is vice president, secretary and a director of Thrift Management and who is Marc Douglas' mother, will become vice president and a director of Thrift Ventures Inc. (See page 21.)

         o Thrift Management has obtained from Capitalink, L.C. an opinion as to the fairness, from a financial point of view, of the consideration to be received by Thrift Management, a copy of which is attached to this proxy statement as APPENDIX D. Nevertheless, there are significant risks to the transaction, including the risk that the promissory note is not repaid. (See pages 15-20.)

         o Completion of this transaction will not affect the outstanding shares of Thrift Management capital stock. Shareholders are not being asked to exchange their Thrift Management shares for any other shares or for cash or other property. (See page 11.)

         o Following the sale of assets to Ventures, Thrift Management intends to pursue an acquisition of another operating business. (See page 11.)

         o Thrift Management intends to use its best efforts to maintain its status as a reporting company under the Securities Exchange Act of 1934 and to maintain the listing of its common stock on the OTC Bulletin Board. (See page 11.)

         COMPLETION OF THIS TRANSACTION WILL NOT AFFECT YOUR THRIFT MANAGEMENT COMMON STOCK. YOU ARE NOT BEING ASKED TO EXCHANGE YOUR THRIFT MANAGEMENT COMMON STOCK FOR ANY OTHER SHARES OR FOR CASH OR OTHER PROPERTY. Thrift Management intends to use its best efforts to maintain the listing of its common stock on the OTC Bulletin Board under its current trading symbol, THMM.

PARTIES TO THE TRANSACTION

         The parties' contact information is as follows:

                             Thrift Management, Inc.
                      3141 West Hallandale Beach Boulevard
                            Hallandale, Florida 33009
                        Attention: Jay M. Haft, Director
                          Phone Number: (954) 985-8430

                              Thrift Ventures Inc.
                                2920 Paddock Road
                         Fort Lauderdale, Florida 33331
                             Attention: Marc Douglas
                          Phone Number: (954) 962-6046

                               THE ANNUAL MEETING

TIME, DATE AND PLACE OF ANNUAL MEETING

         We are furnishing this proxy statement to the shareholders of Thrift Management, in connection with the solicitation of proxies by Thrift Management's Board of Directors for use at the Annual Meeting of shareholders to be held on Monday, August 13, 2001, beginning at 11:00 a.m., at the law offices of Broad and Cassel, 201 S. Biscayne Boulevard, Suite 3000, Miami, Florida 33131, and at any adjournments or postponements of the Annual Meeting.

         This proxy statement is dated July 16, 2001. The approximate date on which this proxy statement and the enclosed proxy are being mailed to the shareholders is July 16, 2001.

WHAT WILL BE VOTED UPON

         At Thrift Management's Annual Meeting, you will consider and vote upon:

         o The proposed transaction between Thrift Management and Thrift Ventures Inc., a Florida corporation controlled by Marc Douglas, Thrift Management's principal shareholder, chairman of the Board, chief executive officer and president;

         o A proposal to change Thrift Management's name to TMI Holdings, Inc. if the transaction with Ventures is completed;

         o  The election of Thrift Management's directors; and

         o The ratification of the appointment of Thrift Management's independent public accountants.

INFORMATION ABOUT THE ENCLOSED PROXY

         The form of proxy enclosed provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided. Proxies will be voted as marked. If no space is marked, proxies will be voted by the persons named in the forms of proxy at the meeting: (i) FOR the approval of the proposed transaction between Thrift Management and Thrift Ventures Inc.; (ii) FOR the approval of the amendment to Thrift Management's Articles of Incorporation to change its name to TMI Holdings, Inc. if the proposed transaction with Ventures is completed; (iii) FOR the election of the directors recommended by Thrift Management; (iv) FOR the ratification of the appointment of Berkowitz Dick Pollack & Brant LLP as Thrift Management's independent public accountants for the 2001 fiscal year; and (v) in their discretion, upon such other business as may properly come before the Annual Meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

COST OF SOLICITATION

         The cost of the proxy solicitation will be borne by Thrift Management. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally and by telephone, all without extra compensation.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         At the close of business on July 5, 2001, which has been designated as the record date for the Annual Meeting, we had outstanding 3,047,210 shares of common stock and 250,000 shares of Series A preferred stock. Each share of common stock entitles the holder to one vote, and each share of Series A preferred stock entitles the holder to 10 votes, on each matter submitted to a vote of shareholders. Only record holders of common stock and preferred stock on the record date are entitled to notice of, and to vote at, the Annual Meeting. The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of common stock and preferred stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place. Notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before any adjournment is taken.

VOTE REQUIRED FOR APPROVAL AND VOTING PROCEDURES

         The approval of the proposed transaction between Thrift Management and Thrift Ventures Inc. will require the affirmative vote of a majority of all Thrift Management's outstanding shares entitled to vote at the Annual Meeting. The Board of Directors has determined that, for this purpose, all shares held by Marc Douglas and his affiliates and family members will be voted either for or against the proposal with the majority of the other shares. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the Annual Meeting. The approval of all other proposals covered by this proxy statement will require an affirmative vote of a majority of all Thrift Management's shares voting in person or by proxy at the Annual Meeting.

         Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. The inspectors will determine the number of shares of common stock and preferred stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and will receive, count and tabulate ballots and votes. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares of common stock registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares of common stock with respect to the election of directors and other matters addressed at the Annual Meeting. That broker or nominee will not be able to vote any of those shares for or against the proposed transaction between Thrift Management and Thrift Ventures Inc. without precise instructions from the beneficial owner. Any shares of common stock that are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

         A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THRIFT MANAGEMENT, BY EXECUTING A LATER-DATED PROXY, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES THAT ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH ON THE PROXY.

                          BENEFICIAL SECURITY OWNERSHIP

         The following table sets forth certain information regarding the beneficial ownership of Thrift Management's common stock as of the record date, by each of the shareholders of Thrift Management who owns more than 5% of the outstanding shares of common stock, each director and executive officer of Thrift Management, and all directors and executive officers of Thrift Management as a group. Except as otherwise indicated, Thrift Management believes that all beneficial owners named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.


                                                     AMOUNT AND
                                                      NATURE OF                                             PERCENT
                                                      BENEFICIAL               PERCENT OF COMMON            OF TOTAL
                                                     OWNERSHIP OF             STOCK BENEFICIALLY             VOTING
            NAME AND ADDRESS                         COMMON STOCK                    OWNED                   POWER
-----------------------------------------------    -----------------------    --------------------------    -----------------

Marc Douglas                                         2,155,500                      59.0%                     75.7%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

Ileen Little                                            43,500                       1.4%                       *
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

Stephen L. Wiley                                        33,750                       1.1%                       *
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

Jay M. Haft                                            194,500                       6.0%                      3.4%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

Howard L. Rothchild                                     82,000                       2.6%                      1.5%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

1997 Ileen Little                                      150,000                       4.7%                      2.6%
Irrevocable Family Trust
c/o Barry Nelson, Esq., Trustee
19495 Biscayne Boulevard
Aventura, Florida 33180

All directors and executive                          2,509,250                      62.6%                     77.0%
officers as a group (five persons)

---------------------------------------------
*        Less than 1%.

         The common stock votes together with the preferred stock on all matters, except as required by law. The preferred stock entitles the holder to 10 votes per share and the common stock entitles the holder to one vote per share. Mr. Douglas holds the 250,000 shares of preferred stock currently outstanding, which are reflected in Mr. Douglas' percentage of total voting power.

       The shares beneficially owned by Mr. Douglas do not include 150,000 shares of common stock underlying options held by the 1997 Ileen Little Irrevocable Family Trust, of which Mr. Douglas is the beneficiary. Mr. Douglas does not exercise voting or dispositive control of the shares held by this trust. Of Mr. Douglas' total shares, 6,000 shares are held of record by Douglas Family Holdings, Inc., a corporation of which Mr. Douglas is the sole shareholder; 400,000 shares are held of record by Douglas Family Limited Partnership, of which Douglas Family Holdings is a general partner; 105,000 shares are issuable upon the exercise of options exercisable within 60 days; and 500,000 shares are issuable upon the exercise of warrants.

       The shares beneficially owned by each director also include shares underlying options exercisable within 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Thrift Management's directors, executive officers and holders of more than 10% percent of Thrift Management's common stock to file reports of beneficial ownership and changes in ownership of Thrift Management's common stock with the SEC. These persons are required to furnish Thrift Management with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms, Thrift Management believes that, with respect to fiscal 2000, all filing requirements applicable to its directors, executive officers and holders of more than 10% percent of Thrift Management's common stock were complied with.

                            MARKET FOR COMMON EQUITY
                        AND RELATED SHAREHOLDERS' MATTERS

MARKET INFORMATION

         Thrift Management's common stock has traded since December 5, 1996 under the symbol "THMM" on the OTC Bulletin Board operated by the Nasdaq Stock Market, Inc. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

PERIOD ENDING                             HIGH                      LOW
-------------                             ----                      ---

March 31, 1999                          $1.5000                   $0.8750
June 30, 1999                           $4.6250                   $1.2500
September 30, 1999                      $6.5225                   $4.0000
December 31, 1999                       $5.8750                   $4.1250
March 31, 2000                          $6.0000                   $4.0000
June 30, 2000                           $3.2500                   $0.8750
September 30, 2000                      $1.1875                   $0.3300
December 31, 2000                       $0.5625                   $0.1250
April 1, 2001                           $0.2600                   $0.0500

HOLDERS

         As of the record date, there were approximately 71 holders of record of Thrift Management's common stock. Thrift Management believes that there are more than 400 beneficial owners of its common stock.

DIVIDEND POLICY

         To date, no dividends have been paid on the common stock. Thrift Management's Board of Directors does not currently expect to pay cash dividends on the common stock in the future. Any decisions as to the payment of cash dividends on the common stock will depend on Thrift Management's ability to generate earnings, its need for capital, its overall financial condition and such other factors as Thrift Management's Board of Directors deems relevant.

--------------------------------------------------------------------------------

                        PROPOSAL ONE - PURCHASE AGREEMENT
               BETWEEN THRIFT MANAGEMENT AND THRIFT VENTURES INC.

--------------------------------------------------------------------------------


BUSINESS OF THRIFT MANAGEMENT

         Thrift Management manages and operates retail outlets known as thrift stores, which deal in new and used articles of clothing, miscellaneous household items, furniture, bric-a-brac and antiques at discounted prices. Thrift Management currently operates six thrift stores in Florida: two in Hallandale, Florida, one in Margate, Florida, one in Lauderdale Lakes, Florida, one in Hialeah, Florida and one in Orlando, Florida. In May 2000, Thrift Management closed the Pompano Beach store, which it had opened in August 1998, due to insufficient sales growth.

         Inventory for Thrift Management's stores is obtained as the result of donations made to charities under agreements entered into by Thrift Management for the solicitation and purchase of merchandise. Thrift Management also purchases merchandise in bulk from various independent contract collectors. During 2000, Thrift Management had solicitation and purchasing agreements with three charities in the South Florida area, the Missing Children Awareness Foundation, Temple Beth Ahm Israel and the Samuel M. and Helene Soref Jewish Community Center, Inc. The charities receive revenues from the sale of the donated merchandise. Thrift Management believes that the charities gain the benefit of its expertise in solicitation and resale of donated goods through a higher return on sales than the charity itself may be able to realize through the charity's own efforts.

         Thrift Management currently uses 20 trucks to make scheduled pick-ups of donated merchandise. The donors are given receipts to document the items donated. Following pick-up, merchandise is taken to the appropriate thrift store where it is sorted and inspected. Unsuitable items, such as those that are broken, badly stained or torn, are either discarded or sold in bulk to exporters, which pay Thrift Management between $.10 and $.12 per pound and resell the items in countries in the Caribbean, Central and South America and Eastern Europe. Goods deemed suitable for sale in Thrift Management's thrift stores are priced and date-coded by color. Pricing is for the most part subjective and is based upon Thrift Management's experience of how much a customer is willing to pay for a particular type of item.

         Apparel accounts for a majority of Thrift Management's sales. Other items sold by Thrift Management include furniture, bric-a-brac, antiques, small appliances (such as toasters, stereos and televisions), linens and domestics, and other merchandise such as toys, books, records and jewelry. Furniture is only sold in three of Thrift Management's thrift stores.

         Sales areas are well lighted and merchandise is displayed in loose arrangements to promote browsing. Apparel is grouped and displayed by sex, type and color. For example, all women's blouses are hung together by color. Furniture items (which include brown goods, case goods and upholstered pieces) requiring minor repairs, such as loose legs or cracked parts, are repaired by Thrift Management's employees prior to display. Furniture and small appliances are sold "as is." Antiques are evaluated by an antiques expert and will be offered on Thrift Management 's Internet site.

         In order to tempt the frequent shopper and control inventory levels, Thrift Management encourages rapid inventory turnover and displays new merchandise on a daily basis. For example, apparel items are generally allowed to remain in inventory for up to four weeks, during which time the prices of the items are subject to weekly mark-downs. Merchandise remaining unsold at the end of a specified time period is removed from inventory and sold in bulk to exporters.

         In order to provide convenient shopping hours for customers, Thrift Management's thrift stores are generally open from 9:00 a.m. until 7:00 p.m. on Monday, Tuesday, Thursday and Saturday; from 9:00 a.m. until 9:00 p.m. on Wednesday and Friday; and from 10:00 a.m. until 5:00 p.m. on Sunday.

         Thrift Management's oldest mode of soliciting donations is through direct mail. In 1998, Thrift Management began operating a call center, using automated dialers to solicit donations. Supporting this effort is a team of employees who field pick-up calls and who telephone previous donors to solicit additional merchandise donations. In order to encourage repeat donations, Thrift Management tries to provide prompt and courteous pick-up of donated merchandise. Thrift Management supplements its direct mail efforts through advertising in local publications. Thrift Management also solicits donations through door-to-door solicitation programs in Central and South Florida.

         Thrift Management is registered as a professional solicitor with and is subject to oversight by the Department of Agriculture and Consumer Affairs of the State of Florida. In the event Thrift Management expands its operations to other states, Thrift Management will likely be subject to similar licensing and oversight in those jurisdictions. As a professional solicitor, Thrift Management and its personnel are required to comply with various regulations governing the manner and terms of solicitations, including, among other things, the requirement to post a surety bond. Failure to comply with these regulations could result in disciplinary action including significant fines and penalties or suspension or revocation of licenses. Such disciplinary action, if taken, would likely have a material adverse effect on the operations, revenues and prospects of Thrift Management.

         The following sets forth information with respect to the location of Thrift Management's six thrift stores:

                                                               APPROXIMATE SQUARE                  LEASE
          LOCATION                      DATE OPENED                  FOOTAGE                    EXP./RENEWAL
------------------------------     ----------------------    ------------------------  -------------------------------
3149 W. Hallandale Beach                 August 1986                  8,300                      April 2006
Boulevard, FL

3141 W. Hallandale Beach                 August 1992                 15,000                      April 2006
Boulevard, FL

901 E. Tenth Ave.                       November 1992                10,500                     October 2006
Hialeah, FL

1041 N. State Rd. 7                     November 1995                10,050             November 2005/one five-year
Margate, FL                                                                                    renewal option

3200 N. State Rd.                         July 1997                  29,000               July 2002/two five-year
Lauderdale Lakes, FL                                                                          renewal options

5401 W. Colonial Dr.                    February 1999                10,802               June 2004/two five-year
Orlando, FL                                                                                   renewal options


         Thrift Management positions its outlets in lower socio-economic neighborhoods, that have a high concentration of potential customers and, if possible, in the vicinity of other thrift stores, which serves to attract the potential customer base to the area. Thrift Management believes that competition, rather than being a limiting factor as it is in many other industries, actually encourages sales because the close proximity of other outlets attracts customers to the area to shop for new bargains, as the merchandise changes frequently. Thrift Management also seeks locations on highly traveled streets with adequate on-site parking and the availability under zoning ordinances of high visibility signage.

         In addition, Thrift Management has begun development of an Internet subsidiary, Collectiblesandart.com, Inc., which intends to offer unique products, lower prices and outstanding customer service on its WWW.COLLECTIBLESANDART.COM website. The site is a business-to-consumer site focusing on collectibles, art and antiques, and is promoted as a viable, secure and comfortable place to spend money. Thrift Management's Internet subsidiary has completed its pre-launch for its website, which became operational on a limited basis in February 2001. Thrift Management has been seeking sources of additional capital to fully develop its Internet subsidiary and further development of the Internet subsidiary, if possible at all, will be limited until sources of additional capital are obtained.

         As of June 22, 2001, Thrift Management employed approximately 300 full-time employees. None of Thrift Management's employees are members of labor unions. Management believes that it enjoys a satisfactory relationship with its employees.

BUSINESS OF THRIFT VENTURES INC.

         Thrift Ventures Inc. was formed in June 2001 for the sole purpose of acquiring from Thrift Management its retail thrift store and charitable donation collection business. To date, Ventures has not had any operations, nor has it conducted any business except that related to the negotiation and completion of the proposed transaction with Thrift Management.

BACKGROUND OF TRANSACTION

         Thrift Management's Board of Directors and management has for some time considered the impact of Thrift Management's ongoing net losses on the market prices of Thrift Management's common stock and Thrift Management's ability to improve the trading market for its common stock. Thrift Management has been working to reduce its operating expenses overall, by reducing staff, negotiating reductions in salary and benefits with senior management, and reducing other operating costs where it is able to do so. An ongoing component of its operating expenses has been the legal, accounting and other expenses related to compliance with Thrift Management's public company reporting requirements.

         Management believes that the market prices of Thrift Management's common stock have been adversely affected by overall market conditions and negative perceptions of the discount and thrift retail industry, as well as Thrift Management's financial results since becoming a public company. Nevertheless, management has determined that, without a significant capital infusion that would enable Thrift Management to expand its chain of retail stores and possibly move into related lines of business, Thrift Management's prospects for improving shareholder value are limited. Thrift Management has not been successful in raising enough additional capital to undertake its planned business expansion and has not been able to complete any acquisitions.

         In the first quarter of 2001, Marc Douglas, Thrift Management's principal shareholder, chairman of the Board, chief executive officer and president, made a proposal to the Board of Directors where an entity controlled by him would acquire all of Thrift Management's assets related to its retail thrift store and charitable donation collection business and would assume all of Thrift Management's related liabilities. Pursuant to the proposed transaction, Mr. Douglas would pay the estimated fair market value of the acquired assets, based on an analysis performed by an independent third party.

         The Board of Directors retained Capitalink, L.C. to perform this analysis on behalf of the Board of Directors and provide its opinion to the Board as to the fairness, from a financial point of view, of the proposed transaction to Thrift Management and its shareholders. The independent directors then negotiated with Mr. Douglas regarding the terms of the proposed purchase and approved these terms, which are more fully described below, at a Board of Directors' meeting held on June 11, 2001. Mr. Douglas and Ileen Little, who is Mr. Douglas' mother and who will become vice president and a director of Ventures if the transaction is completed, did not participate in the discussion about and did not vote on this matter.

THRIFT MANAGEMENT'S BUSINESS FOLLOWING THE TRANSACTION

         The Board has been actively seeking another operating business for Thrift Management, and will continue to do so after the transaction with Ventures is completed. Thrift Management cannot estimate at this time what form such a transaction might take. Further, there can be no assurances that Thrift Management will be able to negotiate and complete the acquisition of another operating business. Even if an acquisition is completed, there can be no assurances that the newly acquired business will be more profitable or that the market price of Thrift Management's common stock will improve. During this period, Thrift Management will have no employees. It is currently anticipated that Marc Douglas, Ileen Little and Stephen L. Wiley will resign as directors of Thrift Management following completion of the transaction. Mr. Douglas may provide unpaid administrative assistance to Thrift Management from time to time following the closing until an operating business is acquired and new management is retained.

         COMPLETION OF THIS TRANSACTION WILL NOT AFFECT THE OUTSTANDING SHARES OF THRIFT MANAGEMENT CAPITAL STOCK. SHAREHOLDERS ARE NOT BEING ASKED TO EXCHANGE THEIR THRIFT MANAGEMENT SHARES FOR ANY OTHER SHARES OR FOR CASH OR OTHER PROPERTY. ALL OUTSTANDING STOCK OPTIONS AND WARRANTS OF THRIFT MANAGEMENT, INCLUDING THOSE HELD BY DIRECTORS, OFFICERS AND EMPLOYEES, WILL REMAIN OUTSTANDING FOLLOWING COMPLETION OF THE TRANSACTION. Thrift Management intends to maintain its status as a reporting company under the Securities Exchange Act of 1934 and intends to maintain the listing of its common stock on the OTC Bulletin Board.

MATERIAL TERMS OF THE TRANSACTION

         Thrift Management currently conducts and manages its thrift store and charitable donation collection business through the following wholly owned subsidiaries:

         o  Thrift Shops of South Broward, Inc.

         o  Thrift Shops of West Dade, Inc.

         o  Hallandale Thrift, Inc.

         o  North Broward Consignment, Inc.

         o  Thrift Shops of North Lauderdale, Inc.

         o  Hallandale Thrift Management, Inc.

         o  Thrift Retail, Inc.

         o  Thrift Export, Inc.

         o  Thrift Holdings, Inc.

         o  Collectiblesandart.com, Inc.

         o  Thrift Management Canada, Inc.

         Under the terms of the purchase agreement between Thrift Management and Thrift Ventures Inc., Thrift Management will sell to Ventures substantially all of the assets used by Thrift Management in the conduct of this business. The acquired assets include:

         o  all outstanding capital stock of the subsidiaries;

         o all books, records, ledgers, files, documents, correspondence, customer lists, and other information relating to Thrift Management's business, including sales and advertising materials, sales and purchase correspondence, books of account and price lists;

         o all trademarks, copyrights, trade names, patents or service marks relating to Thrift Management's business, including any registrations or applications, and the goodwill related to any of these trademarks, copyrights, trade names, patents or service marks;

         o any and all trade secrets and confidential information of, about, or relating to Thrift Management's business;

         o  the website, WWW.COLLECTIBLESANDART.COM;

         o any and all rights under equipment or real property leases, franchise agreements, sale agreements, employment agreements, license agreements, or any other type of agreements related to Thrift Management's business; and

         o  all accounts receivable related to Thrift Management's business.

         The acquired assets will not include the following, which will remain the sole property of Thrift Management:

         o  $50,000 in cash;

         o a directors' and officers' liability insurance policy expiring March 24, 2002, including the prepaid monthly premiums totaling $4,013 for the months of February 2002 and March 2002; and

         o net operating losses of up to $1,198,000 as reflected on Thrift Management's financial statements for the 2000 fiscal year.

         Ventures will also assume the obligations of payment for all liabilities, debts and taxes of Thrift Management, including:

         o  Marc Douglas' employment agreement;

         o All lease, employee and other expenses relating to operation of the stores; and

         o Obligations of certain of the subsidiaries under a settlement agreement with the former holders of a Thrift Management convertible debenture.

         Certain liabilities of Thrift Management, namely a $16,106 obligation for future premium payments on the directors' and officers' liability insurance policy and a $6,000 consulting fee due, are not being assumed by Ventures and will remain liabilities of Thrift Management.

         Ventures will pay Thrift Management $1,175,000 in the form of a secured promissory note. The promissory note will bear interest at the annual rate equal to the prime rate as reported in THE WALL STREET JOURNAL on the closing date, plus 1.5%. The principal amount of the promissory note, together with any accrued and unpaid interest, will be due and payable three years from the closing date. Accrued interest will be payable in cash as follows:

         o an initial payment of accrued interest on the one-year anniversary of the closing date; and

         o  quarterly payments thereafter, ending on the maturity date.

         The principal amount of the promissory note will be payable in four equal quarterly installments, beginning at the end of the first calendar quarter after the second anniversary of the closing date. Principal may be paid, at Ventures' option, in cash or by the surrender to Thrift Management of shares of Thrift Management common stock currently owned by Marc Douglas or his affiliates. If common stock is surrendered, the shares will be valued at 75% of the average closing bid price of the Thrift Management common stock for the 20 trading days prior to the date the principal payment is due.

         If Ventures sells any of the acquired assets other than in the ordinary course of business or if Ventures or a shareholder of Ventures sells an interest in Ventures of more than 10%, then all of the proceeds of each sale transaction will first be applied toward the payment of the unpaid principal balance of the promissory note. If Ventures sells all of the acquired assets or if Ventures or a shareholder of Ventures sells capital stock of Ventures constituting a controlling interest, then the entire unpaid principal balance of the promissory note will be due and payable immediately upon completion of the sale.

         Ventures' obligations under the promissory note will be secured by a stock pledge and security agreement granting to Thrift Management a first priority security interest in the acquired assets. The security agreement provides, among other things, that the certificates representing the outstanding capital stock of the subsidiaries will be held in escrow until satisfaction of all of Ventures' obligations under the promissory note and security agreement.

FACTORS CONSIDERED BY THE BOARD

         Thrift Management is seeking the approval of its shareholders of the proposed transaction. In reaching its decision to approve the transaction and recommending that Thrift Management's shareholders approve the transaction, Thrift Management's Board of Directors consulted with:

         o management of Thrift Management regarding the business, financial condition and results of operations of Thrift Management's subsidiaries, and the terms and other considerations in the proposed transaction;

         o its legal counsel regarding the proposed terms of the transaction and the obligations of the Board of Directors in its consideration of the proposed transaction;

         o its financial advisor regarding the financial terms and structure of the proposed transaction and the fairness, from a financial point of view, of the consideration to be received by Thrift Management; and

         o its independent public accountants regarding the accounting and tax aspects of the proposed transaction.

         In reaching its conclusion that the transaction was in the best interests of Thrift Management and its shareholders and in deciding to recommend that its shareholders approve the proposal, Thrift Management's Board of Directors considered various factors, including the following:

         o Thrift Management's prospects for further growth, given its small size, its limited access to capital markets, and the illiquid nature of the trading market of its common stock on the OTC Bulletin Board;

         o Whether the proposed transaction would provide the Board with the opportunity to address Thrift Management's desire to improve the trading market for its publicly traded common stock;

         o the ability to acquire an operating business in another industry, unrelated to retail thrift store operations, thereby providing a possibly greater opportunity to maximize shareholder value; and

         o an increased ability to access the capital markets to obtain financing with which to expand operations as it may be necessary or desirable in the future.

RISKS OF THE PROPOSED TRANSACTION

         Thrift Management's Board of Directors also considered the potential adverse consequences of the transaction, which would be likely to have a material adverse effect on Thrift Management, such as the following:

         o Ventures may be unable, at any time, to pay part or all of the amounts due under the promissory note.

         o The collateral securing the $1,175,000 note given by Ventures to pay for the acquired assets may not be sufficient to repay the debt if the note is not repaid. There is no other collateral securing the note other than the acquired assets and there is no separate guarantee of payment of the note.

         o Any potential benefits expected to result from the proposed transaction may not be realized, especially if Thrift Management is not able to acquire another operating business within a short time following the closing.

         o Thrift Management may be unable to negotiate and complete the acquisition of a new active business to replace the assets sold. Even if Thrift Management is able to acquire another business, there can be no guarantee that the new business will generate steady revenues or that the trading prices of Thrift Management's common stock will improve.

         o Thrift Management may need to register under the Investment Company Act of 1940 or liquidate if it is unable to find a new business opportunity within one year from the date of the shareholders' approval of the proposed transaction.

         Thrift Management's Board of Directors determined that, on balance, the positive attributes of the proposed transaction outweigh the potentially adverse consequences. Thrift Management's Board of Directors ultimately concluded that the transaction is in the best interests of Thrift Management and its shareholders, and is the best opportunity to achieve Thrift Management's long-term goals of improving shareholder value.

REQUIRED APPROVALS

         The approval of a majority of all of Thrift Management's outstanding common stock is required to approve the proposed sale of assets to Ventures. For this purpose, all shares held by Marc Douglas and his affiliates and family members will be voted either for or against the proposal with the majority of the other shares. With the exception of the approvals required by Florida corporate law, neither party must comply with any federal or other state regulatory requirements or obtain any other material approval in connection with the proposed transaction.

OPINION OF FINANCIAL ADVISOR

         In connection with the transaction, Thrift Management engaged Capitalink, L.C. to render an opinion as to the fairness from a financial point of view, to Thrift Management's shareholders, of the consideration to be received. On June 11, 2001, Capitalink delivered its oral opinion, subsequently followed by its written opinion, to the Board of Directors of Thrift Management that, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion, from a financial point of view, the consideration to be received in the transaction is fair to Thrift Management's shareholders.

         THE FULL TEXT OF THE WRITTEN OPINION OF CAPITALINK DATED AS OF JUNE 11, 2001 IS ATTACHED AS APPENDIX D TO THIS PROXY STATEMENT, AND IS INCORPORATED BY REFERENCE. THRIFT MANAGEMENT'S SHAREHOLDERS ARE URGED TO READ CAPITALINK'S OPINION CAREFULLY AND IN ITS ENTIRETY FOR A DESCRIPTION OF THE ASSUMPTIONS MADE, MATTERS CONSIDERED, PROCEDURES FOLLOWED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY CAPITALINK IN RENDERING ITS OPINION. THE SUMMARY OF CAPITALINK'S OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

         No limitations were imposed by Thrift Management on the scope of Capitalink's investigation or the procedures to be followed by Capitalink in rendering its opinion. Capitalink was not requested to and did not make any recommendation to the Board of Directors of Thrift Management as to the form or amount of consideration received in the transaction, which was determined through negotiations among the parties. Capitalink's opinion is for the use and benefit of the Board of Directors of Thrift Management in connection with its consideration of the transaction and is not intended to be, and does not constitute, a recommendation to any shareholder of Thrift Management as to how such shareholder should vote with respect to the transaction. Capitalink was not requested to opine as to, and its opinion does not address, Thrift Management's underlying business decision to proceed with or effect the transaction.

         Capitalink took into account its assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations generally. Capitalink was not asked to consider, and its opinion does not address, the relative merits of the transaction as compared to any alternative business strategy that might exist for Thrift Management.

         In arriving at its opinion, Capitalink, among other things: (i) reviewed the purchase agreement, the note, and the specific terms of the transaction; (ii) reviewed publicly available financial information and other data with respect to Thrift Management, including the Form 10-KSB for fiscal 2000, the Form 10-QSB for the quarterly period ended April 1, 2001, and certain other relevant financial and operating data relating to Thrift Management made available from published sources and from the internal records of Thrift Management; (iii) reviewed and analyzed the financial terms of certain transactions that were deemed comparable to the transaction; (iv) reviewed and discussed with representatives of the management of Thrift Management certain financial and operating information furnished by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of Thrift Management; (v) considered the historical financial results and present financial condition of Thrift Management; (vi) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of Thrift Management; (vii) inquired about and discussed the transaction and other matters related thereto with management; and (viii) performed such other analyses and examinations as were deemed appropriate.

         In arriving at its opinion, Capitalink relied upon, and assumed the accuracy and completeness of, all of the financial and other information that was used without assuming any responsibility for any independent verification of any such information and further relied upon the assurances of Thrift Management's management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to Thrift Management's financial projections, Capitalink assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of management, and that such projections provide a reasonable basis upon which an opinion could be formed. In arriving at its opinion, Capitalink did not make a physical inspection of the properties and facilities of Thrift Management, and have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of Thrift Management. Capitalink assumed that the transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, and all other applicable federal and state statutes, rules and regulations. In addition, upon the advice of Thrift Management's management and its legal and accounting advisors, it is assumed that the transaction will not cause any adverse tax affect to Thrift Management or its shareholders. Capitalink's opinion was necessarily based upon market, economic and other conditions as they exist on, and could be evaluated as of, June 11, 2001. Accordingly, although subsequent developments may affect its opinion, Capitalink does not assume any obligation to update, review or reaffirm its opinion.

         Each of the analyses conducted was carried out in order to provide a different perspective on the transaction, and to enhance the total mix of information available. Capitalink did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to the fairness, from a financial point of view, of the transaction to Thrift Management's shareholders. Capitalink did not place any particular reliance or weight on any individual analysis, but instead concluded that its analyses, taken as a whole, supported its determination. Accordingly, Capitalink believes that the analyses must be considered as a whole and that selecting portions of analyses or the factors considered, without considering all analyses and factors collectively, could create an incomplete view of the process underlying the analyses in connection with the preparation of Capitalink's opinion.

         Capitalink analyzed the fairness of the transaction using the following methodologies:

         SELECTED COMPARABLE TRANSACTION ANALYSIS. The selected comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving companies that are in industries related to Thrift Management's industry. Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be "material" for the acquiror. As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

         Capitalink located four closed transactions since 1994 involving companies in industries which are related to Thrift Management's industry, where financial data of the acquired company and the terms of the transaction were disclosed. The only comparable transaction in which the parties were disclosed was the acquisition of City National Pawn, Inc. and Bohlinger, Inc., two privately held pawn shops, by US Pawn, Inc. Although the names of the companies in the other three comparable transactions were not disclosed, the applicable industries were (i) retail used office furniture, (ii) retail antiques, and
(iii) retail used children's clothing.

         Based on the information disclosed in the comparable transactions, Capitalink calculated ranges of total invested capital (price paid for equity plus interest bearing debt assumed, hereinafter referred to as "TIC") multiples based on (i) trailing twelve months ("TTM") revenue, and (ii) TTM earnings before interest, taxes, depreciation and amortization ("EBITDA") for each of the comparable transactions. The multiples were derived by dividing TIC by items (i) and (ii) above. In addition, based on the historical fiscal year 2000 stores of Thrift Management, excluding the Pompano Beach store, which has been closed, and Collectiblesandart.com, Inc., which due to its differing nature and stage of development is not part of the historical or projected cash flow, management talent, growth characteristics or asset base of the stores' revenue and recast projected fiscal year 2001 revenue and EBITDA (as derived from the historical and projected store analysis), TIC multiples were calculated for the transaction and compared to those of the comparable transactions.

         Based on the information disclosed in the comparable transactions and the terms of the transaction, Capitalink calculated and compared the following multiples for the comparable transactions and the transaction:


TIC MULTIPLES                             COMPARABLE TRANSACTIONS                           STORES
-------------------------------  ---------------------------------------           -------------------------
                                                                                                   RECAST
                                 HIGH        MEAN        MEDIAN      LOW            HISTORICAL     PROJECTED
                                 ----        ----        ------      ---            ----------     ---------
TTM revenue                      .7x         .4x         .4x         .2x            .2x             .2x
TTM EBITDA                       3.8x        2.4x        2.3x        1.2x           Na             3.4x


         None of the comparable transactions are identical to this transaction. Accordingly, an analysis of comparable business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable transactions and other factors that could affect the respective acquisition values.

         EBITDA TRANSACTION MULTIPLE ANALYSIS. Capitalink performed an EBITDA transaction multiple analysis utilizing a range of enterprise value (enterprise value equals market value plus net debt, which is defined as total debt, preferred stock and minority interests, less cash) multiples that were applied to the recast projected fiscal year 2001 EBITDA of Thrift Management's stores. The range of multiples was derived from the application of two methodologies.

The first methodology utilized the range of TTM TIC/EBITDA multiples derived from the comparable transactions. Such multiples were discounted (assuming Thrift Management's weighted average cost of capital) to reflect multiples of projected 2001 EBITDA. The resulting adjusted multiples ranges from a low of
 .97x to a high of 3.02x with a mean of 1.93x and a median of 1.85x.

         In addition, Capitalink utilized the last twelve months ("LTM") enterprise value EBITDA transaction multiple for the "Total Retail" sector, as defined in the VALUELINE INDUSTRY SECTOR REVIEWS. The use of the weighted average cost of capital for the retail industry led to the present value adjustment required to reflect a projected 2001 EBITDA multiple for the sector. Capitalink subsequently utilized a 50% discount to account for Thrift Management's small size and limited growth prospects. The resulting adjusted 2001 EBITDA multiple was 3.62x. Based on the adjusted multiples, Capitalink utilized a range of projected 2001 EBITDA multiples of 2.25x to 3.25x.

         Based on the recast projected fiscal year 2001 EBITDA of Thrift Management's stores, an enterprise value was calculated for each corresponding multiple. Each calculated value was reduced by $106,000 of net debt ($300,000 note payable less $194,000 of recast cash balances as of April 1, 2001) in order to yield a range of store equity values. Further, Capitalink added the assumed Collectiblesandart.com, Inc. to such amounts in order to derive a range of equity values for the acquired assets. As previously discussed, Collectiblesandart.com operations are not part of Capitalink's cash flow review and analysis due to the differing nature and stage of development of those operations. Capitalink assumed a $50,000 value of Collectiblesandart.com based on the nature of its business, stage of development and current operating environment. The following table sets forth, in thousands, such analysis.


                                                           ENTERPRISE VALUE/EBITDA PURCHASE MULTIPLE
                                         -------------------------------------------------------------------------
RECAST PROJECTED FY2001                            2.25X         2.50X          2.75X         3.00X          3.25X
                                                   -----         -----          -----         -----          -----
     Store EBITDA                    $429
Enterprise Value                                    $965        $1,073         $1,180        $1,287         $1,394
Less Net Debt                                        106           106            106           106            106
                                         --------------------------------------------------------------------------
Equity Value of Stores                               859           967          1,074         1,181          1,288
Collectibles.com                                      50            50             50            50             50
                                         --------------------------------------------------------------------------
Total Equity Value                                  $909        $1,017         $1,124        $1,231         $1,338
                                         ==========================================================================


         CAPITALIZED NET CASH FLOW ANALYSIS. Capitalink performed a capitalized net cash flow analysis in order to determine the present value of Thrift Management's future cash flows. Cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations. Such present value of the future cash flows were derived from a capitalization of the recast projected fiscal year 2001 cash flow of Thrift Management's stores, utilizing a capitalization rate of 21.8%, determined by subtracting the assumed long-term growth rate of 2.8% from the discount rate of 24.6%. The discount rate was based upon the weighted average cost of capital of Thrift Management's stores taking into account several assumptions including market interest rates, market investor returns, the stores' expected capitalization structure and the inherent business risk of the stores' operations.

         Utilizing the recast projected fiscal year 2001 stores' net income of $248,000, and adjusting for other cash flow items including depreciation, interest, working capital and capital expenditures, the resulting calculated enterprise value was $1,216,000, which was reduced by net debt of $106,000 to derive an equity value of Thrift Management's stores of $1,110,000. Further, Capitalink added the assumed Collectiblesandart.com equity value of $50,000 to such amount in order to derive an equity value for the acquired assets equal to $1,155,000. As previously discussed, Collectiblesandart.com operations are not part of Capitalink's cash flow review and analysis due to the differing nature and stage of development of those operations. Capitalink assumed a $50,000 value of Collectiblesandart.com based on the nature of its business, stage of development and current operating environment.

         NET BOOK VALUE ANALYSIS. The net book value analysis is a balance sheet oriented methodology whereby a company's balance sheet is restated to fair market value. This involves the revaluation of the assets and liabilities recorded on the balance sheet, and the identification and valuation of otherwise unrecorded tangible and intangible assets and liabilities. In the use of the net book value analysis, Capitalink assumed the value of Thrift Management in continued use, or as part of a going concern. As part of such premise, Capitalink assumed that the assets are sold as a mass assemblage and as part of an income-producing business enterprise.

         Capitalink utilized Thrift Management's balance sheet as of April 1, 2001, the latest available financial data prior to the date of Capitalink's opinion. Based on discussions with Thrift Management's management, and as part of the historical and projected store analysis, Capitalink recast the April 1, 2001 balance sheet to derive a balance sheet comprising the acquired assets. For the sole purpose of undertaking the net book value analysis, the balance sheet items were analyzed to determine whether any adjustments were necessary to the carrying values in order for the fair market values to be accurately reflected. Capitalink's analysis resulted in several adjustments, including (i) an adjustment of $24,000 related to inventory, (ii) an adjustment of $15,000 of intangible assets, (iii) an adjustment of the Collectiblesandart.com value to an assumed fair market value of $50,000, (iv) an adjustment of the deferred tax asset to the assumed realizable value of $99,000, and (v) an adjustment of $8,000 of other assets.

         The Collectiblesandart.com fair market value is based upon its current cash flow deficit, near term revenue prospects, assumed realizable value of tangible and intangible assets associated with its operations and the current marketplace valuations of Internet start-up operations.

         In order to adjust the value of the deferred tax asset, Capitalink calculated the present value of the net operating loss carryforwards that would be available to a third party purchaser of the acquired assets. It should be noted that Marc Douglas, due to his control of Thrift Management and his continuing control of the acquired assets subsequent to the transaction by virtue of his control of the acquiring company, will not be subject to certain IRS transfer limitations and therefore may derive significantly more present value from Thrift Management's carryforwards than as calculated by Capitalink.

         As a result of such adjustments, the $1,493,000 net book value reflected on the recast April 1, 2001 balance sheet was reduced by $618,000, yielding an adjusted net book value of $875,000.

         HISTORICAL AND PROJECTED STORE ANALYSIS. Capitalink reviewed and analyzed certain financial information, including historical and recast projected income statements, and recast historical balance sheets relating to Thrift Management's stores, which, as previously discussed, excluded the Pompano Beach store, which has been closed, and Collectiblesandart.com, which due to its differing nature and stage of development is not part of historical or projected cash flow, management talent, growth characteristics or asset base of Thrift Management's stores. As part of such analysis, Capitalink, in conjunction with Thrift Management's management, prepared recast April 1, 2001 balance sheet and recast fiscal year 2001 projections, and calculated and reviewed selected profitability ratios and growth rates.

         HISTORICAL FINANCIAL DATA ANALYSIS. Capitalink reviewed and analyzed certain financial information for Thrift Management, as reported in its annual filings on Form 10-KSB and its quarterly filings on Form 10-QSB, including audited and unaudited financial statements. In addition, Capitalink reviewed and analyzed certain supportive information as provided in management-prepared schedules.

         HISTORICAL STOCK PRICE ANALYSIS. Capitalink reviewed the daily closing market price and trading volume of Thrift Management's common stock over the period commencing June 1, 2000 through June 1, 2001. In addition, Capitalink compared the daily closing market price performance of Thrift Management's common stock for such period to the Russell 3000 Index. Capitalink also calculated total trading volumes at various closing pricing trade ranges of Thrift Management common stock. Finally, the number of trading days, and the respective percentages, at certain trading volume, was set forth.

         Capitalink performed a variety of financial and comparative analyses for the purpose of rendering Capitalink's opinion. While the foregoing summary describes all material analyses and factors reviewed by Capitalink with Thrift Management's Board of Directors, it does not purport to be a complete description of the presentations by Capitalink to Thrift Management's Board of Directors or the analyses performed by Capitalink in arriving at Capitalink's opinion. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Capitalink believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors, could create a misleading view of the processes underlying Capitalink's opinion. In addition, Capitalink may have given various analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described above should not be taken to be Capitalink's view of the actual value of Thrift Management. In performing its analyses, Capitalink made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Thrift Management. The analyses performed by Capitalink are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses or assets do not purport to be appraisals or to necessarily reflect the prices at which businesses or assets may actually be sold. The analyses performed were prepared solely as part of Capitalink's analysis of the fairness of the transaction, from a financial point of view, to Thrift Management's shareholders and were provided to Thrift Management's Board of Directors in connection with the delivery of Capitalink's opinion.

         For its services in connection with the transaction, Capitalink received $35,000. In addition, Capitalink had previously been engaged to provide certain financial advisory services and analyses for Thrift Management. Thrift Management has agreed to indemnify Capitalink for certain liabilities that may arise out of the rendering of this opinion.

         Capitalink is an investment banking firm that, as part of its investment banking business, is regularly engaged in the evaluation of businesses and their securities in connection with mergers, acquisitions, and private placements.

MARC DOUGLAS' RELATIONSHIP TO THRIFT MANAGEMENT

         Marc Douglas has been the chairman of the Board of Directors, chief executive officer and president of Thrift Management since it was formed in 1996. Marc Douglas currently holds 2,155,000 shares of Thrift Management's common stock and 250,000 shares of Thrift Management's Series A preferred stock, and as a result holds 75.7% of the voting power of Thrift Management's outstanding shares. Mr. Douglas has entered into an employment agreement with Thrift Management, which is described more fully under the caption "Executive Compensation." Thrift Management's obligations under this employment agreement will be assumed by Ventures in the proposed transaction. If the transaction with Ventures is completed, Mr. Douglas intends to resign as a director of Thrift Management, but may provide unpaid administrative assistance to Thrift Management from time to time until a subsequent acquisition is completed and new management is retained.

MARC DOUGLAS' AND ILEEN LITTLE'S RELATIONSHIP TO THRIFT VENTURES INC.

         Marc Douglas is currently the sole shareholder of Thrift Ventures Inc., and is its chairman of the Board, chief executive officer and president. Ileen Little, Marc Douglas' mother, will become a director and vice president of Ventures upon completion of the proposed transaction.

PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial statements have been prepared to assist in your analysis of the financial effects of the transaction. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Thrift Management included elsewhere in this proxy statement.

         The unaudited pro forma consolidated financial statements reflect the sale of all of the assets used by Thrift Management in the conduct of its retail thrift store and charitable donation collection business and the assumption by the purchaser of all liabilities related to that business. The unaudited pro forma consolidated statement of operations for the three months ended April 1, 2001 gives effect to the transaction as if it had occurred as of January 1, 2001. The unaudited pro forma consolidated statement of operations for fiscal 2000 gives effect to the transaction as if it had occurred as of December 27, 1999. The unaudited pro forma consolidated balance sheet as of December 31, 2000 gives effect to the transaction as if it had occurred on December 31, 2000.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

   PRO FORMA STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED APRIL 1, 2001

                                   (UNAUDITED)

                                                                                    ADJUSTMENTS
                                                         HISTORICAL       ---------------------------------       PRO FORMA
                                                           AMOUNT             DEBIT              CREDIT             AMOUNT
                                                       ---------------    ---------------     -------------    -----------------

Net sales                                                $  2,498,858     a.$ 2,498,858       $         --          $        --
Cost of goods sold                                          1,351,618                          a.1,351,618                   --
                                                         ------------                                             -------------
GROSS PROFIT                                                1,147,240                                                        --
Selling, general and administrative expenses                1,104,255                          a.1,037,484               66,771
                                                         ------------                                             -------------
     TOTAL OPERATING EXPENSES                               1,104,255                                                    66,771
                                                         ------------                                             -------------
PROFIT (LOSS) FROM OPERATIONS                                  42,985                                                   (66,771)
Loss on disposal of fixed assets                              137,316                           a. 137,316                   --
Interest expense                                               17,453                                                    17,453
Interest income                                                (9,347)    a.      9,357         b.  27,906              (27,906)
                                                         ------------                                             -------------
     (LOSS) BEFORE EXTRAORDINARY ITEM                        (102,437)                                                  (56,318)
Extraordinary gain on convertible
     debenture settlement                                     408,552                                                   408,552
                                                         ------------                                             -------------
     NET INCOME                                               306,115                                             $     352,234
                                                         ============                                             =============

Basic and diluted earnings (loss) per share:
     (Loss) before extraordinary item                    $      (0.04)                                             $      (0.02)
     Extraordinary item, net of tax                              0.14                                                      0.14
                                                         ------------                                             -------------
         Net income                                              0.10                                              $       0.12
                                                         ============                                             =============

Weighted average number of shares:
     Basic                                                  2,897,210                                                 2,897,210
                                                         ============                                             =============
     Diluted                                                2,944,647                                                 2,944,647
                                                         ============                                             =============

See accompanying notes to pro forma Statement of Operations.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                             PRO FORMA BALANCE SHEET

                                DECEMBER 31, 2000

                                   (UNAUDITED)


                                                                                    ADJUSTMENTS
                                                         HISTORICAL       ---------------------------------       PRO FORMA
                                                           AMOUNT             DEBIT              CREDIT             AMOUNT
                                                       ---------------    ---------------     -------------    -----------------

ASSETS

CURRENT ASSETS
     Cash and cash equivalents                           $    396,836     b.$   50,000      a. $ 396,836            $    50,000
     Merchandise inventories                                  482,885                       a.   482,885                     --
     Prepaid expenses                                         168,068                       a.   161,668                  6,400
                                                         ------------                                              ------------
     TOTAL CURRENT ASSETS                                   1,047,789                                                    56,400
EQUIPMENT, FIXTURES AND IMPROVEMENTS, NET                     878,930                       a.   878,930                     --
NOTE RECEIVABLE                                                    --      c.1,175,000                                1,175,000
PREPAID EXPENSE - NON-CURRENT                                 224,274                       a.   152,197                 72,077
DEFERRED TAX ASSETS                                           311,000                       a.   311,000                     --
OTHER ASSETS                                                   86,636                       a.    86,636                     --
                                                         ------------                                              ------------
     TOTAL ASSETS                                        $  2,548,629                                               $ 1,303,477
                                                         ============                                              ============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts payable                                         191,180      c.  191,180                              $        --
     Accrued expenses                                         491,372      c.  491,372                                       --
                                                         ------------                                              ------------
     TOTAL CURRENT LIABILITIES                                682,552                                                        --
LONG-TERM LIABILITIES
     7% Convertible Debenture                               1,000,000      a.1,000,000                                       --
                                                         ------------                                              ------------
     TOTAL LIABILITIES                                      1,682,552                                                        --
STOCKHOLDERS' EQUITY
     Preferred stock: $.01 par value, authorized
     1,500,000 shares, issued and outstanding                   2,500                                                     2,500
     250,000 shares
     Common stock: $.01 par value, authorized
     15,000,000 shares, issued and outstanding
     3,047,210 shares                                          28,472                                                    28,472
     Additional paid-in capital                             4,056,499                                                 4,056,499
     Accumulated deficit                                   (3,221,394)                          437,400              (2,783,994)
                                                         ------------                                              ------------
TOTAL STOCKHOLDERS' EQUITY                                    866,077                                               $ 1,303,477
                                                         ------------                                              ------------
TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY                                $  2,548,629                                               $ 1,303,477
                                                         ============                                              ============

See accompanying notes to pro forma Balance Sheet.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                PRO FORMA STATEMENT OF OPERATIONS FOR FISCAL 2000

                                   (UNAUDITED)


                                                                                    ADJUSTMENTS
                                                         HISTORICAL       ---------------------------------       PRO FORMA
                                                           AMOUNT             DEBIT              CREDIT             AMOUNT
                                                       ---------------    ---------------     -------------    -----------------


Net sales                                                 $ 9,305,221      a. $9,305,221      $         --           $        --
Cost of goods sold                                          5,806,534                          a.5,806,534                    --
                                                        -------------                                               ------------
GROSS PROFIT                                                3,498,687                                                         --
Selling, general and administrative expenses                5,222,295                          a.4,319,207               903,088
Officer's bonus incentive                                      82,294                          a.   82,294                    --
                                                        -------------                                               ------------
     TOTAL OPERATING EXPENSES                               5,304,589                                                    903,088
                                                        -------------                                               ------------
PROFIT FROM OPERATIONS                                     (1,805,902)                                                  (903,088)
Interest expense                                               53,509                                                     53,509
Interest income                                               (42,215)     a.     42,215       b.  111,625              (111,625)
                                                        -------------                                               ------------
     NET LOSS                                            $ (1,817,196)                                              $   (844,972)
                                                        =============                                               ============
(Loss) per share:
     Basic and diluted                                   $      (0.75)                                              $      (0.35)
                                                        =============                                               ============
Weighted average number of shares:
     Basic and diluted                                      2,422,979                                                  2,422,979
                                                        =============                                               ============


See accompanying notes to pro forma Statement of Operations.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED APRIL 1, 2001

a. To record the sale of all of the assets used by Thrift Management in the conduct of its retail thrift store and charitable donation collection business and the assumption by the purchaser of all liabilities related to that business in exchange for a secured promissory note amounting to $1,175,000.

b.       To record interest income on the $1,175,000 secured promissory note.

c. The pro forma financial statements do not include Thrift Management's estimated expenses after the sale. After the sale, the annual expenses relating to Thrift Management are estimated to be approximately $48,700 per year as follows:


        Legal fees associated with SEC reporting                                       $       7,000
        Accounting fees associates with audit and SEC reporting                                9,000
        Financial printer associated with SEC reporting                                        2,500
        Stock transfer agent fees                                                              2,100
        Bookkeeping services                                                                   6,000
        Payments for directors' and officers' liability insurance                             16,100
        Payments for consultants assisting in acquiring or merging with an
        operating company                                                                      6,000
                                                                                       --------------
                                                                                       $      48,700
                                                                                       ==============


UNAUDITED PRO FORMA BALANCE SHEET AS DECEMBER 31, 2000

a. To record the sale of all of the assets used by Thrift Management in the conduct of its retail thrift store business and the assumption by the purchaser of all liabilities related to that business in exchange for a secured promissory note amounting to $1,175,000.

b. To record cash and cash equivalents not acquired by the purchaser pursuant to the purchase agreement. See "Material Terms of the Transaction."

c. To record the purchase consideration in the form of a secured promissory note amounting to $1,175,000. See "Material Terms of the Transaction."

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS FOR FISCAL 2000

a. To record the sale of all of the assets used by Thrift Management in the conduct of its retail thrift store business and the assumption by the purchaser of all liabilities related to that business in exchange for a secured promissory note amounting to $1,175,000.

b. To record interest income on the $1,175,000 secured promissory note based on an assumed interest rate of 9.5%.

c. The pro forma financial statements do not include Thrift Management's estimated expenses after the sale. After the sale, the annual expenses relating to Thrift Management are estimated to be approximately $48,700 per year as follows:

        Legal fees associated with SEC reporting                                       $       7,000
        Accounting fees associates with audit and SEC reporting                                9,000
        Financial printer associated with SEC reporting                                        2,500
        Stock transfer agent fees                                                              2,100
        Bookkeeping services                                                                   6,000
        Payments for directors' and officers' liability insurance                             16,100
        Payments for consultants assisting in acquiring or merging with an
        operating company                                                                      6,000
                                                                                       --------------
                                                                                       $      48,700
                                                                                       ==============


DESCRIPTION OF OTHER MATERIAL TERMS OF THE PURCHASE AGREEMENT

         The purchase agreement contains representations and warranties by the parties customary for transactions of this type, but reflecting the existing relationship of the parties to the transaction. These representations include:

         o Thrift Management represents, among other things, that it has good and marketable title to the assets to be sold, but makes no other representations or warranties with respect to those assets.

         o Marc Douglas, as sole shareholder of Ventures, represents, among other things, that he is familiar with Thrift Management's business, financial condition and results of operations, that he is capable of evaluating the risks of the transaction, and that he has been represented by separate counsel.

         The following is a summary of the principal covenants of the purchase agreement:

         o COMPETITION. Thrift Management has agreed not to engage in the business of operating retail thrift stores and collecting charitable donations in the State of Florida for a period of 24 months from the date of the purchase agreement.

         o CONFIDENTIALITY. Thrift Management has agreed not to disclose to any third party any information about or relating to Thrift Management's business and that would be damaging to the interests of Ventures.

         o CONSENTS. Thrift Management will use reasonable efforts to obtain any consents required to assign to Ventures any contracts or any other rights of any nature relating to the acquired assets.

         o INDEMNIFICATION. Ventures will indemnify Thrift Management for a period of three years following the closing date against any claims, losses and expenses resulting from a breach of the purchase agreement, from the operation of the retail thrift store and charitable donation collection business arising either before or after the closing, or from tax liabilities arising from the proposed transaction or from the operation of the business before the closing. Thrift Management is not providing any indemnification to Ventures.

         o NO CHANGE TO SUBSIDIARIES. Ventures will maintain the corporate existence of the subsidiaries and will not, without Thrift Management's prior written consent, undertake any mergers, consolidations or reorganizations involving any of the subsidiaries or sell any assets of the subsidiaries other than in the ordinary course of business.

         o FULFILLMENT OF SUBSIDIARIES' OBLIGATIONS. Certain of the Thrift Management subsidiaries are parties to a settlement agreement with the former holders of a Thrift Management convertible debenture in which the subsidiaries are obligated to repay a $300,000 note given to the former holders. The note is secured by a security interest in the inventory of these subsidiaries. If there is an event of default under the note, Ventures has agreed to replace all inventory to be sold to satisfy the obligation or to provide other collateral within five business days of the event of default. If Ventures does not fulfill these obligations, Marc Douglas, who provided a personal guarantee of the $300,000 note given to the former convertible debenture holders, has agreed to immediately repay the $300,000 note and all other related obligations without further notice or demand. Mr. Douglas is not a guarantor of the promissory note to be given to Thrift Management.

         o MAINTENANCE OF INSURANCE. Ventures will maintain in effect insurance policies in amounts, types and coverages as are consistent with the policies maintained prior to the closing and with prudent business practices.

         o FEES AND EXPENSES. Ventures will pay all of Thrift Management's expenses related to the transaction, including all legal, accounting, consulting and other professional fees and expenses, and all expenses related to the solicitation of proxies.

         All representations, warranties, covenants and indemnities of the parties remain in effect for 36 months from the closing, unless otherwise specified in the purchase agreement. All of Ventures' covenants following the closing will remain in effect until the note and all related obligations are repaid in full.

         The transaction will be completed only if the conditions to closing are satisfied or waived, including the following:

         o The transaction has been approved by a majority of all outstanding Thrift Management shares, with all shares held by Marc Douglas and his affiliates and family members voted either for or against the proposed transaction with the majority of the other shares.

         o  All other required consents have been obtained by Thrift Management.

         The parties may terminate the purchase agreement if they mutually agree to do so. Each party may also terminate the purchase agreement if:

         o  the closing has not occurred on or before October 31, 2001; or

         o the other party breaches any of the material representations or warranties or fails to comply with any of the obligations set forth in the purchase agreement.

         In addition, Thrift Management may terminate the agreement if the required shareholder approval is not received.

FEDERAL INCOME TAX CONSIDERATIONS

         The following discussion is a summary of the material federal income tax consequences of the transaction. The discussion is based on the Internal Revenue Code of 1986, Treasury Department regulations, published positions of the Internal Revenue Service, and court decisions now in effect, all of which are subject to change, potentially with retroactive effect. This summary is provided for general information only and does not address all aspects of the possible federal income tax consequences of the proposed transaction and is not intended as tax advice to any person. In particular, this summary does not consider the federal income tax consequences to individual shareholders of Thrift Management in light of their individual investment circumstances or to shareholders subject to special treatment under the federal income tax laws. This summary does not address any consequence of the proposed transaction under any state, local or foreign tax laws.

         The transaction will have no tax consequences to the shareholders because Thrift Management is a C corporation. Therefore, Thrift Management's shareholders will not recognize any gain or loss as a result of the proposed transaction. The only tax consequences will be at the corporate level. This transaction will result in a taxable gain estimated as of April 29, 2001 to be approximately $279,000. Thrift Management has a net operating loss as of December 31, 2000 totaling $1,198,000 that will fully offset this gain, resulting in no tax liability to Thrift Management.

         If Thrift Management makes a non-liquidating distribution or a liquidating distribution following the asset sale, the receipt of these distributions by the shareholders may have tax consequences to the shareholders.

         YOU ARE ENCOURAGED TO CONSULT YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED TRANSACTION TO YOU, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

         For accounting purposes, Thrift Management will treat the sale of substantially all of the assets used by it in the conduct of its retail thrift store and charitable donation collection business as the sale of Thrift Management's investments in the capital stock of the following subsidiaries:
Thrift Shops of South Broward, Inc., Thrift Shops of West Dade, Inc., Hallandale Thrift, Inc., North Broward Consignment, Inc., Thrift Shops of North Lauderdale, Inc., Hallandale Thrift Management, Inc., Thrift Retail, Inc., Thrift Export, Inc., Thrift Holdings, Inc., Collectiblesandart.com, Inc., and Thrift Management Canada, Inc. After subtracting the carrying value of Thrift Management's investments in these subsidiaries of $1,095,404 at April 29, 2001 from the total consideration Thrift Management expects to receive from Ventures ($1,175,000), Thrift Management expects to incur a gain for financial reporting purposes of approximately $80,000 in connection with this transaction.

DISSENTER'S RIGHTS

         Thrift Management is a Florida corporation. The following is a summary of the Florida statutes that set forth the procedures for dissenting from the proposed transaction, for demanding payment of the fair value of the shares held by the dissenter, and for determining the fair value of such shares. Thrift Management will not send any notice of any action necessary to maintain your dissenters' rights.

         IF YOU DESIRE TO EXERCISE YOUR STATUTORY RIGHTS AS A DISSENTER OR TO PRESERVE YOUR RIGHT TO DO SO, YOU SHOULD CAREFULLY REVIEW THIS SUMMARY AND THE DISSENTERS' RIGHTS STATUTES, A COPY OF WHICH IS ATTACHED AS APPENDIX E TO THIS PROXY STATEMENT. FAILURE TO COMPLY WITH THE PROCEDURES IN THE DISSENTERS' RIGHTS STATUTES WILL RESULT IN THE LOSS OF YOUR DISSENTERS' RIGHTS.

         A shareholder that desires to exercise his or her rights as a dissenter must satisfy all of the following conditions. A shareholder who wishes to assert dissenters' rights must deliver to Thrift Management before the vote is taken written notice of such shareholder's intent to demand payment for his or her shares if the proposed transaction is completed and not vote his or her shares in favor of the proposed transaction. A proxy or a vote against the proposed transaction does not constitute a notice of intent to demand payment.

         Not later than 10 days after the approval of the transaction, Thrift Management must deliver written notice of the approval to each shareholder who filed a notice of intent to demand payment for his or her shares. Within 20 days after the date on which Thrift Management delivers this written notice, any shareholder who elects to dissent must file with Thrift Management a notice of such election, stating his or her name and address, the number of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder filing an election to dissent must deposit his or her stock certificates with Thrift Management simultaneously with filing the election. Any shareholder failing to timely file this election will be bound by the terms of the proposed transaction. An election may be withdrawn at any time before an offer is made by Thrift Management to pay for the dissenting shares. After an offer is made, an election may not be withdrawn unless Thrift Management consents.

         Within 10 days after the expiration of the period in which shareholders may file their election to dissent but in no case later than 90 days from the shareholders' approval of such proposed transaction, Thrift Management is required to make a written offer to each dissenting shareholder who has timely filed an election to pay the fair value of the dissenting shares. This offer must be accompanied by certain financial information regarding Thrift Management. Under the Florida dissenters' rights statutes, "fair value" means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. If Thrift Management's offer is accepted within 30 days after it is made, Thrift Management will pay for the dissenting shares within 90 days after the offer is made or the consummation of the proposed transaction, whichever is later. When this payment is made, the dissenting shareholder will no longer have any interest in the shares.

         If Thrift Management fails to make a written offer within the required time period or if Thrift Management makes an offer and the dissenting shareholder does not accept the offer within 30 days, Thrift Management must file an action in a court of competent jurisdiction, requesting that the fair value of the dissenting shares be determined. This action must be filed within 30 days after receipt of a written demand from any dissenting shareholder that is given within 60 days from the date of the corporate action. At its election, Thrift Management may file this action at any time within this 60-day period. If Thrift Management fails to file this action, any dissenting shareholder may do so in the name of Thrift Management.

         A shareholder may assert dissenters' rights as to fewer than all of the shares of common stock registered in his or her name.

BOARD RECOMMENDATION

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THRIFT MANAGEMENT'S SALE OF ASSETS TO THRIFT VENTURES INC.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                       OF CONDITION AND PLAN OF OPERATION

FORWARD-LOOKING STATEMENTS

         We caution readers that certain important factors may affect our actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this proxy statement or which are otherwise made by us or on our behalf. For this purpose, any statements contained in this proxy that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or other comparable terminology are intended to identify forward-looking statements. These statements appear in a number of places in this proxy statement and include statements as to the intent, belief or expectations of Thrift Management and its management. Factors that may affect Thrift Management's results include, but are not limited to, its limited history of profitability, dependence on charitable donations and a limited number of charities, reliance on management, competition and seasonality. Thrift Management is also subject to other risks detailed below or elsewhere in this proxy statement, or detailed from time to time in Thrift Management's filings with the SEC.

GENERAL

         Thrift Management was organized in July 1991 for the purpose of managing the operation of retail thrift stores that offer new and used articles of clothing, furniture, miscellaneous household items and antiques. Thrift Management is registered with the State of Florida as a professional solicitor. Thrift Management obtains its merchandise primarily from two sources: (i) purchase agreements with charitable organizations; and (ii) various independent contract collectors from whom Thrift Management purchases merchandise in bulk. Items from the stores that remain unsold are sold in bulk to exporters, which ship the items to countries throughout the Caribbean, Central and South America and Eastern Europe. Through its subsidiaries, Thrift Management operates its six retail stores. Thrift Management directly and through a wholly owned subsidiary solicits donations on behalf of the charities through direct mailings, newspaper advertising, telemarketing, and door-to-door solicitation programs and picks up the donated merchandise throughout the communities surrounding Thrift Management's stores.

         Thrift Management recognizes merchandise sales when the customer pays for the merchandise upon exiting Thrift Management's store. Merchandise inventories consist of donated and purchased used clothing, furniture, miscellaneous household items and antiques. Purchased and donated inventories have been valued by the retail method and include all costs associated with bringing the merchandise to the selling floor.

RESULTS OF OPERATIONS

         FIRST QUARTER 2001 AS COMPARED TO FIRST QUARTER OF 2000. Revenues for the three months ended April 1, 2001 and March 26, 2000 totaled $2,498,858 and $2,449,296, respectively. Sales increased $49,562, or 2.0%, for the first quarter of 2001 compared to the first quarter of 2000. On May 9, 2000, Thrift Management closed its Pompano Beach store. Revenues for the first quarter of 2000 reflected sales of $132,093 from the Pompano Beach store, which were not realized in the first quarter of 2001 as a result of the Pompano Beach store closing. The same-store sales for the three months ending April 1, 2001 increased 7.6% as compared to the first quarter ending March 26, 2000.

         Thrift Management's gross profit for the first quarter of 2001 increased $157,566, or 15.9%, to $1,147,240, as compared to $989,674 for the first quarter of 2000. The gross profit margin increased from 40.4% in the first quarter of 2000 to 45.9% in the first quarter of 2001 and is attributable to the decrease in the cost of goods sold. Thrift Management's cost of goods sold decreased as a result of Thrift Management's decreased dependency on purchases of inventory in bulk from independent contract collectors and the increased efficiency of Thrift Management's solicitation programs.

         Operating expenses for the first quarter of 2001 decreased $149,503, or 11.9%, to $1,104,255 from $1,253,758 for the first quarter of 2000, reflecting the impact of various special expenses incurred in the first quarter of 2001 and 2000. Selected additional operating expenses for the three months ending April 1, 2001 and March 26, 2000 included:

                                                                             APRIL 1, 2001              MARCH 26, 2000
                                                                         -----------------------     ----------------------
Amortization of investor relations consulting
Expenses paid with common stock...............................           $             --            $         137,109

Amortization of financial consulting expenses
Paid with warrants to purchase common stock...................                     66,771                           --

Amortization of debenture expenses............................                        959                          959

Start-up expenses of Thrift Management's
Internet subsidiary...........................................                     82,659                       48,539

Compensation expenses related to stock options
Issued to outside directors for services......................                         --                       40,930
                                                                         -----------------------     ----------------------
Total.........................................................           $        150,389            $         227,537
                                                                         =======================     ======================

         The $77,148 decrease in these selected additional operating expenses, combined with a decrease in corporate overhead amounting to $79,339, which was primarily the result of lower payroll expenses, was offset by an increase in store operating expenses amounting to $6,984.

         The same-stores operating profit, before corporate overhead, in the first quarter ended April 1, 2001 increased $128,749, or 28.6%, as compared to the first quarter of 2000, which is largely the result of the 7.6% increase in same store sales combined with the decrease of cost of goods sold, which resulted in a 19.7% increase in same-store gross profit.

         The net loss before extraordinary gain on debenture settlement was $102,437 in the quarter ending April 1, 2001. Net income, after the extraordinary $408,552 gain, was $306,115 for the three months ending April 1, 2001, as compared to a net loss of $260,014 for the first quarter of 2000.

         FISCAL 2000 AS COMPARED TO FISCAL 1999. Revenues for fiscal 2000 and 1999 totaled $9,305,221 and $9,202,067, respectively. Revenues increased by $103,154, or 1.1%, for 2000, as compared to 1999. Thrift Management's gross profit for 2000 increased to $3,498,687 as compared to $3,438,043 for 1999 and Thrift Management's gross profit margins for 2000 increased to 37.6% versus 37.4% for 1999.

         The net increase in Thrift Management's sales during 2000, as compared to 1999, is attributable to the following:

         o Fiscal 2000 included a 53-week period compared to a 52-week period in fiscal 1999, which accounted for a $181,189 increase in sales.

         o Sales of the Pompano Beach store, which opened in August 14, 1998 but was closed in May 2000, accounted for a $310,062 decrease.

         o Sales, on a comparable 52-week period, of the Orlando store opened February 1999 increased $118,124, offsetting some of the decrease due to closing the Pompano Beach store.

         o Sales, on a comparable 52-week period, of the five stores opened prior to 1998 increased $110,262, or 1.4%, offsetting some of the decrease due to closing the Pompano Beach store.

         Thrift Management's gross profits for fiscal 2000 increased $60,644 and the gross margins for 2000, as compared to 1999, increased by 0.2% points to 37.6% from 37.4% for 1999. The small improvement of the gross margins is attributable to the stabilizing of rag sale prices and the decreasing reliance on purchased goods.

         Thrift Management has two sources for merchandise, goods directly donated to the charities with which it has entered into purchase agreements and the purchase in bulk from various independent contract collectors. The net cost to Thrift Management of goods that have been directly donated is less than the cost to Thrift Management of goods purchased from independent contract collectors. In 2000, Thrift Management decreased its bulk purchases from independent contract collectors by 58.2% compared to 1999, and is currently purchasing less than 14% of its merchandise from independent contract collectors.

         In addition to Thrift Management's direct mail solicitation program, in 1998 Thrift Management began operating a solicitation phone room using a 16-station automated phone dialer, and in 1999, Thrift Management began a door-to-door solicitation program in Central and South Florida as additional sources of merchandise. These new solicitation programs have significantly decreased Thrift Management's reliance on merchandise purchases from independent contract collectors, resulting in an improvement in its gross profit margins.

         Thrift Management's operating expenses for 2000 were $5,304,589 (or 57.0% of sales) as compared to $4,149,439 (or 45.1% of sales) for 1999, representing an increase of $1,155,150, or 27.8%. Non-cash charges related to common stock, warrants and options issued to consultants and outside directors were $1,898 in 1999 and $858,498 in 2000, accounting for $856,600 or 74.2% of the increase in operating expenses. The start-up expenses of the Internet subsidiary Collectiblesandart.com, Inc. were $254,522 in 2000 as compared to $23,958 in 1999, accounting for $230,564 or 20.0% of the increase in operating expenses. The remaining $67,986 increase in operating expenses represents an increase in payroll related to the 53-week period in 2000 as compared to the 52-week period in 1999, and an increase in corporate overhead, primarily the $113,376 increase in legal and accounting services, largely offset by the $112,186 decrease in its operating expenses of the Pompano Beach store that was closed in May 2000.

         The 2000 net loss was $1,817,196, as compared to the 1999 net loss of $679,811. The $1,137,385 increase in net loss is due primarily to non-cash charges related to common stock, warrants and options issued to consultants and the start-up expenses of Collectiblesandart.com, Inc.

LIQUIDITY AND CAPITAL RESOURCES

         FIRST QUARTER 2001 AS COMPARED TO FIRST QUARTER OF 2000. At April 1, 2001, Thrift Management had working capital of $119,994 as compared to working capital of $365,237 at March 26, 2000.

         Cash and cash equivalents at April 1, 2001 totaled $243,836, as compared to $396,836 at December 31, 2000, a decrease of $153,000. Net cash provided by operating activities totaled $39,287 for the three months ending April 1, 2001, as compared to $45,845 net cash used in operating activities for the three months ending March 26, 2000. The cash used in the purchase of property and equipment totaled $287 and was offset by $8,000 proceeds from sale of fixed assets. The net cash used in financing activities in the three months of 2001 was for the $200,000 representing the cash payment for debenture settlement, whereas in 2000 the $1,011,250 in cash provided by financing activities was primarily the result of the issuance of the debenture. Thrift Management believes that its current capital resources, together with the expected cash flow from its operations, will be sufficient to meet its anticipated working capital requirements through 2001. There can be no assurances, however, that such will be the case.

         Thrift Management is currently operating its Internet subsidiary, Collectiblesandart.com, Inc. on a very limited basis. Thrift Management, to date, has not been able to obtain additional capital in order to complete the development of this operation.

         FISCAL 2000 AS COMPARED TO FISCAL 1999. At December 31, 2000, Thrift Management had working capital of $365,237 as compared to $923,350 at December 26, 1999. For 2000, cash increased by $210,170 as compared to a decrease of $686,675 in 1999, which was principally as a result of the proceeds from the sale of a convertible debenture in 2000.

         Net cash used in operations for 2000 amounted to $678,135 as compared to $460,872 net cash used in operations in 1999, or an increase of $217,263, reflecting primarily the $230,564 increase in start-up expenses of Collectiblesandart.com, Inc. in 2000.

         Net cash used in investing activities for 2000 and 1999 amounted to $122,945 and $216,667, respectively. Net cash used in investing activities in 2000 reflected a $93,722 decrease in capital expenditures.

         Net cash provided by financing activities for 2000 amounted to $1,011,250 as compared to $9,136 net cash used in financing activities in 1999. In 2000, options exercised amounted to $11,250 and proceeds from the sale of a convertible debenture amounted to $1,000,000.

         In March 2000, Thrift Management completed a private placement of a three-year 7% convertible debenture with a principal amount of $1,000,000. The net proceeds to Thrift Management from the sale of the debenture totaled $825,000. The placement agent received a cash commission of $130,000, plus reimbursement of legal fees, and a five-year warrant to purchase 50,000 shares of Thrift Management's common stock at an exercise price equal to 110% of the conversion price of the debenture, subject to adjustment under the terms of such warrant.

         In January 2001, a lawsuit was filed in the United States District Court, Southern District of New York, against Thrift Management and other unnamed individuals. The plaintiffs, as alleged assignees of the original purchaser of the 7% convertible debenture sold by Thrift Management in March 2000, alleged that Thrift Management failed to register the shares of Thrift Management's common stock issuable upon conversion of the debenture and failed to pay the penalties due as a result of such failure. On March 16, 2001, Thrift Management entered into a settlement agreement providing for the dismissal of the lawsuit, without prejudice, in exchange for the payment by Thrift Management of $200,000 cash, the issuance of 200,000 common shares and the delivery of a three-year 10% promissory note in the principal amount of $300,000. The note is secured by a security interest in the inventory of the stores and is guaranteed by Thrift Management's president. As a result of the settlement, the debenture was deemed paid in full and satisfied.

         In consideration for personally guaranteeing the note, Thrift Management's Board of Directors granted the president 500,000 warrants to purchase Thrift Management's common stock at an exercise price of $.0625 per share, the fair market value of the common stock as of March 16, 2001.

         On April 13, 2000, Thrift Management entered into a financial consulting agreement with FAC Enterprises, Inc., whereby FAC Enterprises, Inc. was to provide Thrift Management with various consulting services including financial consulting and strategic planning services. This agreement expires in 12 months and provides for compensation in the form of 200,000 restricted shares of common stock that were valued at $270,000, or 90% of the stock closing price on the date the agreement was executed. Thrift Management recorded the issuance of the 200,000 restricted common shares as of April 13, 2000 and the amounts related to this agreement were being amortized over the 12-month period beginning on that date. On February 7, 2001, Thrift Management reached an agreement with FAC Enterprises, Inc. to rescind the financial consulting agreement, which was recorded as of December 31, 2000 and resulted in the reversal of approximately $121,315 of amortization expenses previously recorded related to this agreement.

         Thrift Management believes with the current sales trends, the continuing improvement in the gross profit margins and current cost reductions that its current capital resources and cash flow from its operations will be sufficient to meet its anticipated working capital requirements through at least 2001. There can be no assurances, however, that this will be the case.

INFLATION AND SEASONALITY

         Although Thrift Management cannot determine precisely the effects of inflation, management does not believe that inflation currently has a material effect on Thrift Management's sales or results of operations.

         Thrift Management's operations are located in South Florida, which has numerous part-time residents during the winter. Thrift Management's results of operations reflect the seasonal nature of this market, with donations and sales of merchandise being higher in the winter months.

--------------------------------------------------------------------------------

                     PROPOSAL TWO - APPROVAL OF NAME CHANGE

--------------------------------------------------------------------------------

         Thrift Management's Board of Directors has approved by unanimous written consent dated June 11, 2001 and recommends that the shareholders approve a proposed amendment to Thrift Management's Articles of Incorporation to change its name to "TMI Holdings, Inc." if the proposed sale of assets to Thrift Ventures Inc. is completed.

         The Board believes that changing Thrift Management's name following completion of the transaction will more clearly reflect that Thrift Management will no longer be engaged in the operation of retail thrift stores and a charitable donation collection business. The proposed name change would not affect shareholders' rights, would not require any exchange of stock certificates, and would not affect Thrift Management's trading symbol on the OTC Bulletin Board. Accordingly, the Board believes that the proposed name change will be in the best interest of Thrift Management and its shareholders, and will benefit Thrift Management going forward as it seeks to acquire another operating business.

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

--------------------------------------------------------------------------------

                     PROPOSAL THREE - ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

NOMINEES FOR ELECTION TO THE BOARD

         At the Annual Meeting, five directors will be elected by the shareholders to serve until the next annual meeting of shareholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to Thrift Management, will be voted FOR the election of the five persons named below as directors, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve if elected. In the event, however, that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors. The following table sets forth certain information about each nominee.

NAME                               AGE               POSITION                                           SINCE
----                               ---               --------                                           -----
Marc Douglas                       42                President, Chief Executive Officer                 1996
                                                     and Director
Ileen Little                       63                Vice President, Secretary and Director             1991
Stephen L. Wiley                   61                Chief Financial Officer and Director               1997
Jay M. Haft                        65                Director                                           1998
Howard L. Rothchild                66                Director                                           1999

         MARC DOUGLAS founded Thrift Management in 1991 and has served as its chief executive officer since its inception, and, in February 1996, was elected president and a director to Thrift Management. Prior thereto, Mr. Douglas was executive director of Thrift Shops of West Broward, Inc., and Southeast Thrift Shops of South Broward, Inc., since 1986 and 1990, respectively. Mr. Douglas received his A.A. in Business from Miami Dade College and his B.S. in Business from Florida International University, Miami, Florida. Mr. Douglas is Ms. Little's son.

         In 1985, Mr. Douglas pled guilty to one count of wire fraud in a federal criminal action arising from his employment from 1980 to 1982 as a salesman of oil and gas leases for U.S. Oil & Gas Corporation. Mr. Douglas was sentenced to a 90-day jail term and five years' probation and, in addition, entered into a settlement agreement in a related civil action brought by the Federal Trade Commission, in connection with which he paid $65,000 as restitution.

         In 1989, Mr. Douglas, his spouse and M.J.S.S. Enterprises, Inc., a corporation for which Mr. Douglas was an officer, filed for bankruptcy protection. Both the personal and corporate bankruptcies were discharged in 1990.

         ILEEN LITTLE is currently the vice president, secretary and a director of Thrift Management. From its inception until February 1996, when she was elected to her current position, she acted as president and a director of Thrift Management. Prior to joining Thrift Management, Ms. Little was president of Thrift Shops of West Broward, Inc. and Southeast Thrift Shops of South Broward, Inc., two companies which she co-founded in 1986 and 1990, respectively. Ms. Little received her B.S. in business from Brooklyn College. Ms. Little is Mr. Douglas' mother.

         STEPHEN L. WILEY became a director of Thrift Management and its chief financial officer in 1997. Prior to joining Thrift Management, Mr. Wiley had been senior vice president and chief financial officer of Linen Supermarket, Inc. since 1989. Linen Supermarket, Inc. was a private company that operated 120 specialty linen retail stores in six states. In February 1997, Linen Supermarket, Inc. filed for protection from its creditors under Chapter 13 of the Bankruptcy Code, which was converted to Chapter 11 in May 1997. Mr. Wiley has more than 30 years' experience in the retail industry, including more than 10 years with the W.R. Grace retail companies. Mr. Wiley received his B.S. in Industrial Management from Purdue University in Indiana and his M.B.A. from the University of Edinburgh in Edinburgh, Scotland.

         JAY M. HAFT has been a director of Thrift Management since January 1, 1998. Mr. Haft is also a director of numerous public and private corporations, including RSVI, Inc., NCT Group, Inc., DCAP, Inc., Encore Medical Corporation, Isotope Solutions, Inc., DUSA Pharmaceuticals, Inc. and Oryx Technology Corp. He is a graduate of Yale College and Yale Law School.

         HOWARD L. ROTHCHILD has been a director of Thrift Management since June 1999. Mr. Rothchild is President of JES/Comm, Inc., a marketing consultant, which provides services to Thrift Management. He is also vice president/Corporate Communications, Let's Talk Cellular & Wireless, Inc., a national 241-store retail chain of wireless products and services. Mr. Rothchild has more than 30 years' experience in marketing and advertising. He received his B.S. from the University of Vermont, and his M.A. in Advertising from the University of Pittsburgh.

         Each director of Thrift Management holds such position until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. It is currently expected, however, that if the transaction with Ventures described in Proposal One is completed, Marc Douglas, Ileen Little and Stephen L. Wiley will resign as directors and Thrift Management will seek new qualified individuals to serve as members of the Board of Directors. The officers hold office until the first meeting of the Board of Directors following the annual meeting of shareholders and until their successors are chosen and qualified, subject to earlier removal by the Board of Directors.

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF EACH OF THE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS.

DIRECTOR COMPENSATION

         The non-employee directors of Thrift Management receive compensation in the form of options to purchase shares of Thrift Management's common stock granted under Thrift Management's stock option plan. The two non-employee directors of Thrift Management were granted a total of 44,000 stock options in the fiscal year 2000 and a total of 22,000 stock options during the first quarter of 2001 at the fair market value of the common stock on dates of the grant. As long as they continue to serve as a director, they will receive additional grants at the then fair market price of 5,000 options at the end of each quarter and 2,000 options upon each anniversary of their appointment to the Board of Directors.

         To compensate the independent directors for their extensive efforts on behalf of Thrift Management in connection with the proposed sale of assets to Ventures, the Board in May 2001 approved a one-time grant of stock options to Jay M. Haft and Howard L. Rothchild. Each was granted five-year options to purchase 50,000 shares of Thrift Management common stock at a price of $0.13 per share, the fair market value of the common stock on the date of grant. These options, which were granted under Thrift Management's stock option plan, vest immediately.

         Effective January 1, 1998, Thrift Management entered into a consulting agreement with Jay M. Haft, a director of Thrift Management, pursuant to which Mr. Haft is assisting Thrift Management in developing, studying and evaluating capital-raising and proposals to expand Thrift Management's business, including through mergers and acquisitions. The agreement is for a six-month term that automatically renews for additional terms unless terminated by Thrift Management or Mr. Haft at least 15 days prior to the end of the then-current term. As compensation for his services under the agreement, Thrift Management granted to Mr. Haft five-year options to purchase 66,000 shares of Thrift Management's common stock at a price of $2.00 per share. The options vest as follows: 5,000 upon execution of the consulting agreement, 5,000 at the end of the initial six-month term, and 14,000 at the end of every six-month period thereafter until all of the options are vested and exercisable. Any unvested options will be cancelled if the consulting agreement is terminated by either party. Beginning in the year 2000, Thrift Management also has been paying Mr. Haft $2,000 in cash per month for services rendered under this agreement.

MEETINGS AND COMMITTEES

         During the year ended December 31, 2000, the Board of Directors held three formal meetings and acted by unanimous written consent on multiple occasions.

         The Board of Directors has a Compensation Committee, whose members are Marc Douglas, Howard L. Rothchild and Jay M. Haft. The Compensation Committee reviews and approves the compensation of Thrift Management's executive officers and administers the 1996 stock option plan. The Compensation Committee did not hold any formal meetings and acted by unanimous written consent on one occasion in the year 2000.

         The Audit Committee, whose members are Jay M. Haft, Howard L. Rothchild and Stephen L. Wiley, is responsible for recommending auditors to be engaged by Thrift Management, assisting with the planning of the audit, reviewing the results from the audit, and directing and supervising investigations into matters relating to the audit. Thrift Management considers Mr. Haft and Mr. Rothchild to be independent, as defined by Rule 4200(a)(15) of the NASD. The Audit Committee was formed in 1998 but did not hold any formal meetings during the year 2000. Instead, all matters related to the selection of the auditors, the conduct of the audit and the review of the audited financial statements were addressed by the full Board of Directors.

         During 2000, no director attended or participated in fewer than 75% of the meetings and actions by the Board and any committee on which such director served.

         During 2000, there was no nominating committee or other similar committee of the Board of Directors. Rather, such functions were performed by the Board of Directors as a whole.

AUDIT COMMITTEE REPORT

         The full Board of Directors, acting in lieu of the Audit Committee, hereby reports as follows:

         1. The Board has reviewed and discussed the audited financial statements with management.

         2. The Board has discussed with Berkowitz Dick Pollack & Brant LLP, Thrift Management's independent public accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

         3. The Board has received the written disclosures and the letter from Berkowitz Dick Pollack & Brant LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and has discussed with Berkowitz Dick Pollack & Brant LLP their independence.

         4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Board of Directors has approved that the audited financial statements be included in Thrift Management's Annual Report on Form 10-KSB for fiscal 2000, for filing with the SEC.

         Marc Douglas
         Ileen Little
         Stephen L. Wiley
         Jay M. Haft
         Howard L. Rothchild

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate compensation paid in 2000, 1999 and 1998 to Thrift Management's chief executive officer, vice president and chief financial officer for services rendered to Thrift Management during 2000, 1999 and 1998. No other executive officer of Thrift Management earned total cash salary and bonus in excess of $100,000 during fiscal 2000, 1999 and 1998.


                                                                                                        LONG-TERM
                                                                                                       COMPENSATION
                                                          ANNUAL COMPENSATION                       -------------------
                                                                                                          AWARDS
                                               -------------------------------------------------    -------------------
   NAME AND PRINCIPAL                                                           OTHER ANNUAL        SHARES UNDERLYING
        POSITION                    YEAR       SALARY ($)      BONUS ($)      COMPENSATION ($)         OPTIONS (#)
  ----------------------------    ---------    -----------     -----------    ------------------    -------------------
  Marc Douglas                      2000          382,130        82,294            167,779(1)(2)              --
  Chief Executive Officer           1999          380,666        92,241            124,570(1)                 --
    and President                   1998          346,060        88,646            111,132(1)                 --

  Ileen Little                      2000          136,400         7,000                   (3)                 --
  Vice President and                1999          139,600            --                   (3)             20,000
    Secretary                       1998          139,600            --                   (3)                 --

  Stephen Wiley                     2000          133,691            --                   (3)                 --
  Chief Financial Officer           1999          137,500            --                   (3)              5,000
                                    1998          137,500                                                 33,750


------------------------------

(1) Includes advances amortized into operations as compensation, personal use of Thrift Management's car, life insurance payments and payments in lieu of vacation time.

(2) Includes the dollar value of 500,000 shares issued to Mr. Douglas on November 28, 2000 as consideration for restructuring his employment agreement.

(3) Perquisites and other personal benefits paid to the chief executive officer, vice president and chief financial officer for the periods indicated did not exceed 10% of the total of annual salary and bonus reported.

EXECUTIVE EMPLOYMENT AGREEMENTS

         Effective January 1, 1999, the Board of Directors approved an agreement providing for the prepayment of up to $155,000 of future bonuses to Thrift Management's president, Marc Douglas, with interest to be paid monthly by the president at an annual rate of 8.0% with the entire prepayment payable by December 31, 2000.

         In November 2000, Thrift Management's Board of Directors modified Mr. Douglas' salary and bonus prepayment arrangement. The modification provided that, in consideration of his agreement to restructure his executive employment agreement, his repayment of this prepaid salary and bonuses to Thrift Management will be deferred until December 31, 2002. An increase in the amount prepaid to $200,600 was later approved by the Board. Also, in consideration for Mr. Douglas' agreement to restructure his employment agreement, the Board agreed to grant him options to purchase 750,000 shares of Thrift Management's common stock at an exercise price of $0.21875 or, in the alternative, 500,000 shares of Thrift Management's common stock, with a final determination to be made by the Compensation Committee no later than February 28, 2001. On February 19, 2001, the Compensation Committee determined that the grant would be 500,000 shares of Thrift Management's common stock.

         As modified, the agreement provides for an annual salary of $343,000. In addition, the restructuring eliminated the future automatic annual 10% salary increase and the bonus of 1% of the annual sales and reduced Mr. Douglas' vacation from six weeks to four weeks. The employment agreement provides for a $12,000 reimbursement for the annual premium for Mr. Douglas' existing life insurance policy, Company-paid health insurance for himself and his dependents, disability insurance for himself, reimbursement for reasonable and necessary out-of-pocket expenses incurred in the performance of his duties, including, but not limited to, travel and entertainment expenses, four weeks' paid vacation annually, an automobile allowance of $1,000 per month, and all other benefits, including participation in all retirement and other benefit plans, as may be generally available from time to time to officers and employees of Thrift Management.

         The employment agreement also generally provides that in the event of termination due to death, Thrift Management will pay 12 months' salary to Mr. Douglas' estate; in the event of termination due to disability, after 180 days absence and upon a 30-day notice, Thrift Management will pay him full salary and all benefits for 12 months; in the event of termination for cause, Thrift Management will pay him through the date of termination. The employment agreement provides that in the event of a change of control, Thrift Management or any successor company will continue to employ him until the later of (i) three years following the date of the change of control, or (ii) the scheduled expiration date of the employment term, and in either case the terms of the employment agreement shall continue to apply. If following a change in control, Mr. Douglas' employment is terminated, or his titles, position, duties, responsibilities and status are changed, he would receive a lump sum cash payment equal to three times the aggregate compensation paid or payable for the 12-month period immediately preceding the date of termination.

STOCK OPTION PLAN

         Thrift Management has adopted the 1996 stock option plan, under which options to acquire up to 2,200,000 shares of common stock may be granted. The plan is designed to serve as an incentive for retaining qualified and competent employees, directors, consultants and independent contractors of Thrift Management.

OPTION GRANTS IN FISCAL 2000

         There were no option grants to Thrift Management's chief executive officer, vice president and chief financial officer during fiscal 2000.

STOCK OPTIONS HELD AT END OF 2000

         The following table indicates the total number and value of exercisable and unexercisable stock options held by Thrift Management's chief executive officer, vice president and chief financial officer as of December 31, 2000. No options were exercised by Thrift Management's chief executive officer, vice president or chief financial officer during 2000.


                                                                                    VALUE OF UNEXERCISED
                                     NUMBER OF UNEXERCISED                          IN-THE-MONEY OPTIONS
                                  OPTIONS AT FISCAL YEAR END                        AT FISCAL YEAR END(1)
                            ----------------------------------------     --------------------------------------------
         NAME                 EXERCISABLE          UNEXERCISABLE           EXERCISABLE            UNEXERCISABLE
-----------------------     -----------------     ------------------     ----------------     -----------------------
Marc Douglas                    105,000(2)                 --                  --                       --

Ileen Little                     43,000                    --                  --                       --

Stephen L. Wiley                 33,750                    --                  --                       --


------------------------------
(1)  Based on a closing price on December 29, 2000 of $0.17 per share.

(2) Includes options granted in 1998, which vested 30% of the shares (105,000) as Thrift Management's 1999 total store expenses as a percentage of total sales were less than 47.5%.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Board is responsible for setting the compensation for Thrift Management's executive officers. Marc Douglas, Thrift Management's president and chief executive officer, is a member of the Compensation Committee.

                              CERTAIN TRANSACTIONS

DEFERRED COMPENSATION AGREEMENT

         In March 1995, a subsidiary of Thrift Management entered into a deferred compensation agreement with Ileen Little, a director and executive officer of Thrift Management. Pursuant to such agreement, Ms. Little would have been entitled to receive 5% of the gross proceeds from the liquidation of Thrift Management or any of its subsidiaries, payable in two equal annual installments following such liquidation. Effective March 31, 1998, Ms. Little agreed to the termination of this deferred compensation agreement.

LOANS TO/FROM MARC DOUGLAS

         Thrift Management had previously advanced Mr. Douglas monies on an interest-free basis. Mr. Douglas and Thrift Management have agreed that the advances to Mr. Douglas will be taken into income by Mr. Douglas and amortized into income as compensation by Thrift Management over a three-year period. See "Executive Employment Agreements" for a discussion of Mr. Douglas' new salary and bonus repayment arrangement with Thrift Management.

         In March 2001, Mr. Douglas agreed to guarantee the payment of the promissory note delivered by Thrift Management in settlement of the lawsuit filed in the United States District Court, Southern District of New York, against Thrift Management and other unnamed individuals for the alleged failure of Thrift Management to register the shares of Thrift Management's common stock issuable upon conversion of the 7% convertible debenture sold by Thrift Management in March 2000, and for the alleged subsequent failure to pay the appropriate penalties.

         On March 16, 2001, Thrift Management entered into a settlement agreement which provides for the dismissal of the lawsuit, without prejudice, in exchange for the payment by Thrift Management of $200,000 cash, the issuance of

200,000 common shares and the delivery of a three-year 10% promissory note in the principal amount of $300,000 secured by a security interest in Thrift Management's inventory and guaranteed by Thrift Management's president. In consideration for personally guaranteeing the promissory note, Thrift Management's Board of Directors granted the president 500,000 warrants to purchase Thrift Management's common stock at an exercise price of $.0625 per share.

CONSULTING AGREEMENT

         See "Director Compensation" for a description of the consulting agreement between Thrift Management and Jay M. Haft, a director of Thrift Management.

APPROVAL OF AFFILIATED TRANSACTIONS

         Thrift Management believes that the transactions described above were on terms no less favorable than those that could be obtained from unaffiliated third parties. Any proposed transactions with affiliated parties were presented to Thrift Management's Board of Directors for approval by a majority of the independent, disinterested directors of Thrift Management. Any director who had an interest in the transactions abstained from voting thereon.

--------------------------------------------------------------------------------

                         PROPOSAL FOUR - RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2001

         The firm of Berkowitz Dick Pollack & Brant LLP, independent public accountants, served as Thrift Management's independent public accountants for fiscal 2000. The Board of Directors has appointed the firm of Berkowitz Dick Pollack & Brant LLP to serve as independent public accountants of Thrift Management for fiscal 2001 recommends ratification of this appointment. One or more representatives of Berkowitz Dick Pollack & Brant LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

AUDIT FIRM FEE DISCLOSURES

         The total fees paid to Berkowitz Dick Pollack & Brant LLP, Thrift Management's independent public accountants, during fiscal 2000 were as follows:

                 Audit.................................       $ 80,238
                 MIS consulting........................          3,621
                 Other (including tax).................         22,166
                                                             ---------
                                                              $106,025
                                                             =========

         THE BOARD RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other business that may come before the Annual Meeting. If additional matters properly come before the Annual Meeting, however, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

SHAREHOLDER PROPOSALS

         Shareholder proposals that are to be considered for inclusion in the proxy materials of Thrift Management for its 2002 annual meeting of shareholders must be received by Thrift Management a reasonable time before Thrift Management begins to print and mail its proxy materials. Please contact Thrift Management for more information about the expected date of the next annual meeting. Such proposals must comply with the requirements as to the form and substance established by applicable law and regulations in order to be included in the proxy statement.

         Shareholder proposals intended to be presented at, but not included in Thrift Management's proxy materials for, that meeting must also be received by Thrift Management a reasonable time before Thrift Management begins to print and mail its proxy materials; otherwise, such proposals will be subject to the grant of discretionary authority to vote on them contained in Thrift Management's form of proxy.

ADDITIONAL INFORMATION

         Copies of Thrift Management's Annual Report on Form 10-KSB for fiscal 2000 and Thrift Management's Quarterly Report on Form 10-QSB for the quarter ended April 1, 2001 are being provided to you with this proxy statement. Thrift Management will provide, upon request by a shareholder sent to Thrift Management at 3141 W. Hallandale Beach Boulevard, Hallandale, Florida 33009, copies of the exhibits to the Form 10-KSB for a nominal copying charge.

                                           By Order of the Board of Directors


                                           Ileen Little, Secretary

Hallandale, Florida
July 16, 2001

                                   APPENDIX A

              THRIFT MANAGEMENT, INC. ANNUAL REPORT ON FORM 10-KSB
                                FOR FISCAL 2000

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

(Mark One)

[X] ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 For the fiscal year ended December 31, 2000

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       For the transition period from ___________ to ___________

                        Commission file number 000-30011

                             THRIFT MANAGEMENT, INC.
                 ----------------------------------------------
                 (Name of Small Business Issuer in Its Charter)

                 FLORIDA                                       65-0309540
     ------------------------------                       -------------------
     (State or Other Jurisdiction of                         (IRS Employer
     Incorporation or Organization)                       Identification No.)

   3141 W. Hallandale Beach Boulevard
               Hallandale, Florida                               33009
----------------------------------------                  -------------------
(Address of Principal Executive Offices)                       (Zip Code)


         Issuer's Telephone Number, Including Area Code: (954) 985-8430
                                                         ---------------

                                 ---------------

           Securities registered pursuant to Section 12(b) of the Act:

                                      None

           Securities registered pursuant to Section 12(g) of the Act:
                     Common Stock, par value $.01 per share

Check whether the issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes[X] No [ ]

Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

State issuer's revenues for its most recent fiscal year: $9,305,221.

The aggregate market value of the issuer's common stock, $.01 par value, held by non-affiliates on March 27, 2001 was approximately $335,193.

As of March 27, 2001, there were 3,047,210 shares of the issuer's common stock, $.01 par value, outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None.

                             THRIFT MANAGEMENT, INC.
                                   FORM 10-KSB

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

PART I

         Item 1.  Description of Business........................................................................1

         Item 2.  Description of Property........................................................................6

         Item 3.  Legal Proceedings..............................................................................6

         Item 4.  Submission of Matters to a Vote of Security Holders............................................6

PART II

         Item 5.  Market for Common Equity and Related Stockholder Matters.......................................6

         Item 6.  Management's Discussion and Analysis or Plan of Operations.....................................7

         Item 7.  Financial Statements..........................................................................11

         Item 8.  Changes In and Disagreements With Accountants on Accounting and Financial Disclosure..........31

PART III

         Item 9.  Directors, Executive Officers, Promoters and Control Persons; Compliance with Section
                  16(a) of the Exchange Act.....................................................................32

         Item 10. Executive Compensation........................................................................34

         Item 11. Security Ownership of Certain Beneficial Owners and Management................................36

         Item 12. Certain Relationships and Related Transactions................................................38

         Item 13. Exhibits and Reports on Form 8-K..............................................................38


                           FORWARD-LOOKING STATEMENTS

         Thrift Management, Inc. (the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made in this Report or which are otherwise made by or on behalf of the Company. For this purpose, any statements contained in this Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue" or the negative other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors which may affect the Company's results include, but are not limited to, dependence on sources of inventories, dependence on the resale market for unsold goods, dependence on charitable donations and a limited number of charities, reliance on management, changes in trends in buyer preferences, competition with other retail sources, general economic conditions and seasonality of the population in the Company's market areas. The Company is also subject to other risks detailed herein or detailed from time to time in the Company's filings with the Securities and Exchange Commission.

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS

General

         The Company manages and operates retail outlets known as thrift stores, which deal in new and used articles of clothing, miscellaneous household items, furniture, bric-a-brac and antiques at discounted prices. The Company currently operates six thrift stores in Florida: two in Hallandale, Florida (Broward County), one in Margate, Florida (Broward County), one in Lauderdale Lakes, Florida (Broward County), one in Hialeah, Florida (Miami-Dade County) and one in Orlando, Florida (Orange County). In May 2000, the Company closed the Pompano Beach store, which it had opened in August 1998, due to insufficient sales growth. The Company currently does not plan to open additional thrift stores unless additional capital is raised.

         Inventory for the Company's stores is obtained as the result of donations made to charities under agreements entered into by the Company for the solicitation and purchase of merchandise. The Company also purchases merchandise in bulk from various independent contract collectors.

         During 2000, the Company had solicitation and purchasing agreements with three charities in the South Florida area, the Missing Children Awareness Foundation, Temple Beth Ahm Israel and the Samuel M. and Helene Soref Jewish Community Center, Inc., a Florida not-for-profit corporation. The Company is registered with the Department of Agriculture and Consumer Affairs of the State of Florida as a professional solicitor. The charities receive revenues from the sale of the donated merchandise. The charities gain the benefit of the Company's expertise in solicitation and resale of donated goods through a higher return on sales than the charity itself may be able to realize through its own efforts.

         The Company uses direct mail, newspaper advertising and telemarketing to solicit donations for its client charities. The Company uses approximately 20 trucks to make scheduled pick-ups of donated goods. The donors are given receipts to document the items donated. The Company also previously operated manned donation trailers as a source of merchandise for its thrift stores. In October 2000, the Company stopped operating donation trailers, as this source of merchandise was no longer cost effective. To replace this source of merchandise, in 2000 the Company expanded its door-to-door solicitation programs in Central and South Florida. All merchandise is delivered to the appropriate thrift shop, where it is then inspected, sorted, priced, tagged and displayed for sale. Items remaining unsold in the stores are sold in bulk to exporters ("rag sales"), which ship the items to countries throughout the Caribbean, Central and South America and Eastern Europe.

         The Company positions its outlets in lower socio-economic neighborhoods, on heavily traveled streets, and preferably in the vicinity of other thrift shops. The Company believes that competition, rather than being a limiting factor as it is in many other industries, actually encourages sales because the close proximity of other outlets attracts customers to the area to shop for new bargains, as the merchandise changes frequently.

         In addition, the Company has begun development of an Internet subsidiary. The Company's Internet subsidiary, Collectiblesandart.com, Inc., plans to offer unique products, lower prices and outstanding customer service on its COLLECTIBLESANDART.COM website. The site is a business-to-consumer site focusing on collectibles, art and antiques, and is promoted as a viable, secure and comfortable place to spend money. Collectiblesandart.com has entered into a strategic alliance with BFW Advertising, Inc., a marketing communications company. Collectiblesandart.com has completed its pre-launch for its website, which became operational on a limited basis in February 2001. The Company is currently seeking sources of additional capital to fully develop its Internet subsidiary. Further development of the Internet subsidiary will be limited until sources of additional capital are obtained. There can be no assurance that the Company will be able to obtain additional capital upon terms acceptable to it or that the amount obtained will be sufficient for the needs of the subsidiary.

         The Company may also, from time to time, identify one or more established thrift stores or other businesses related to the Company's current operations, such as wholesale export businesses, as possible acquisition candidates. There can be no assurance that the Company would be able to identify thrift stores or other businesses for possible acquisition and, if identified, that the Company would be able to consummate any such acquisitions.

         The Company was incorporated in Florida in July 1991. Its executive offices are located at 3141 West Hallandale Beach Boulevard, Hallandale, Florida 33009, telephone number (954) 985-8430.

INVENTORY COLLECTION

         A significant portion of the merchandise offered in the Company's thrift stores is obtained as the result of donations made to charities. The Company enters into an agreement with a participating charity pursuant to which the Company solicits donations of merchandise on behalf of the charity, picks-up and sorts donated merchandise and resells the merchandise, principally through its thrift stores. The Company bears all costs of and assumes all responsibility for the solicitation of donations and operation of the thrift stores and pays the charity for the merchandise. The Company believes that such amount is comparable to, if not better than, that which a charity would typically earn if it operated its own thrift store and bore the costs of and responsibility for such operation, including the costs of solicitation and collection of donated merchandise, rent and other operating costs for the thrift store and hiring of personnel. Moreover, the Company believes that its experience in soliciting donations of and reselling merchandise make its services attractive to charities, which may have little experience in the field. The Company is currently party to agreements with the Missing Children Awareness Foundation, Temple Beth Ahm Israel and the Samuel M. and Helene Soref Jewish Community Center, Inc. If the Company expands its operations, it may seek agreements with additional charities. There can be no assurance, however, that the Company will be able to successfully do so.

         The Company also purchases merchandise in bulk from various independent contract collectors to supplement the merchandise obtained from its agreements with its charities.

THRIFT STORE OPERATIONS

         The Company currently uses 20 trucks to make scheduled pick-ups of donated merchandise. The donors are given receipts to document the items donated.

         Following pick-up, merchandise is taken to the appropriate thrift store where it is sorted and inspected. Unsuitable items, such as those that are broken, badly stained or torn, are either discarded or sold in bulk to exporters, which pay the Company between $.10 and $.12 per pound and resell the items in countries in the Caribbean, Central and South America and Eastern Europe. Goods deemed suitable for sale in the Company's thrift stores are priced and date-coded by color. Pricing is for the most part subjective and is based upon the Company's experience of how much a customer is willing to pay for a particular type of item.

         Apparel accounts for a majority of the Company's sales. Other items sold by the Company include furniture, bric-a-brac, antiques, small appliances (such as toasters, stereos and televisions), linens and domestics, and other merchandise such as toys, books, records and jewelry. Furniture is only sold in three of the Company's thrift stores.

         Sales areas are well lighted and merchandise is displayed in loose arrangements to promote browsing. Apparel is grouped and displayed by sex, type and color. For example, all women's blouses are hung together by color. Furniture items (which include brown goods, case goods and upholstered pieces) requiring minor repairs, such as loose legs or cracked parts, are repaired by Company's employees prior to display. Furniture and small appliances are sold "as is." Antiques are evaluated by an antiques expert and will be offered on the Company's Internet site.

         In order to tempt the frequent shopper and control inventory levels, the Company encourages rapid inventory turnover and displays new merchandise on a daily basis. For example, apparel items are generally allowed to remain in inventory for up to four weeks, during which time the prices of the items are subject to weekly mark-downs. Merchandise remaining unsold at the end of a specified time period is removed from inventory and sold in bulk to exporters.

         In order to provide convenient shopping hours for customers, the Company's thrift stores are generally open from 9:00 a.m. until 7:00 p.m. on Monday, Tuesday, Thursday and Saturday; from 9:00 a.m. until 9:00 p.m. on Wednesday and Friday; and from 10:00 a.m. until 5:00 p.m. on Sunday.

MARKETING

         The Company's oldest mode of soliciting donations is through direct mail, using a color 5-1/2" x 8-1/2" postcard. The postcard prominently bears the name of the charity sponsor and a telephone number to call to offer donations. In 1998, the Company began operating a call center, using automated dialers to solicit donations. Supporting this effort is a team of employees who field pick-up calls and who telephone previous donors to solicit additional merchandise donations. In order to encourage repeat donations, the Company endeavors to provide prompt and courteous pick-up of donated merchandise. The Company supplements its direct mail efforts through advertising in local publications. The Company also solicits donations through door-to-door solicitation programs in Central and South Florida.

         Customers at the Company's thrift stores can be classified into three general categories: (i) shoppers who must clothe and supply their family on a limited budget, (ii) "bargain hunters" who look for quality items in bric-a-brac, antiques and new or nearly new clothing, and (iii) dealers in antiques and clothing, flea market operators and wholesalers who are seeking merchandise for their own operations. As many of the Company's customers are repeat shoppers who frequently visit the Company's thrift stores searching for bargains, the Company seeks to introduce new merchandise on a daily basis and display merchandise in a manner designed to encourage browsing.

         The Company also seeks to attract customers to its outlets by locating its outlets in the vicinity of other thrift stores, which the Company believes attracts potential customers to the area and through the use of high visibility signage.

STORE LOCATIONS

         The following sets forth information with respect to the Company's six thrift stores:

                                                               APPROXIMATE SQUARE                  LEASE
          LOCATION                     DATE OPENED                  FOOTAGE                     EXP./RENEWAL
------------------------------   ------------------------   -------------------------  -------------------------------
  3149 W. Hallandale Beach             August 1986                   8,300                       April 2006
          Boulevard

  3141 W. Hallandale Beach             August 1992                   15,000                      April 2006
          Boulevard

      901 E. Tenth Ave                November 1992                  10,500                     October 2006
         Hialeah, FL

     1041 N. State Rd. 7              November 1995                  10,050             November 2005/one five-year
         Margate, FL                                                                           renewal option

      3200 N. State Rd.                 July 1997                    29,000               July 2002/two five-year
    Lauderdale Lakes, FL                                                                      renewal options

     5401 W. Colonial Dr              February 1999                  10,802               June 2004/two five-year
         Orlando, FL                                                                          renewal options


Aggregate monthly rental for the Company's six thrift stores is approximately $55,000.

         The Company seeks to locate its outlets in lower socio-economic neighborhoods that have a high concentration of potential customers and, if possible, in the vicinity of other thrift stores, which serves to attract the potential customer base to the area. The Company also seeks locations on highly traveled streets with adequate on-site parking and the availability under zoning ordinances of high visibility signage. The Company believes that numerous adequate retail locations exist, such as former drug stores, discount outlets and specialty retail stores that meet the Company's criteria for store locations and that can be leased at reasonable rates. The Company is actively seeking additional store locations. There can be no assurances, however, that once the Company identifies suitable locations, it will be able to negotiate acceptable lease terms.

EXPANSION

         The Company's new Internet subsidiary, Collectiblesandart.com, will focus on collectibles, art and antiques. The COLLECTIBLESANDART.COM website began operations on a limited basis in the first quarter of 2001. Further development of the subsidiary is dependent upon obtaining additional sources of capital.

         The Company's ability to expand its chain of thrift stores or enter other related lines of business such as the direct export of merchandise will also depend primarily on its ability to raise additional capital. There can be no assurance that the Company will be able to open any additional thrift stores or enter any related lines of business. Further, there can be no assurance that any new thrift stores or new lines of business, including the collectibles and art subsidiary, will be profitable.

COMPETITION

         The Company faces competition from a variety of discount retail stores. The Company competes for donations of merchandise and with other thrift stores for sales. Some of such other thrift stores are located in the vicinity of the Company's outlets. The Company believes, however, that other thrift stores located in close proximity allow customers to shop around for the best choices and as a result be more efficient shoppers, which encourages business. In addition to other thrift stores that sell used goods, low-end discounters such as K-Mart and Wal-Mart, which offer new clothing, housewares and furniture at deep discount prices, compete with the Company to a lesser extent. These competitors generally have greater financial and other resources than the Company.

         The Company's new Internet subsidiary faces competition from a variety of Internet companies as well as traditional retailers. Although the Company believes the design of its website and its focus only on collectibles, art and antiques may allow it to compete successfully, competitors generally have greater financial and other resources than the Company.

GOVERNMENT REGULATION

         In order to solicit donations of merchandise on behalf of charities, the Company must be registered as a professional solicitor with and is subject to oversight by the Department of Agriculture and Consumer Affairs of the State of Florida. In the event the Company expands its operations to other states, the Company will likely be subject to similar licensing and oversight in those jurisdictions. As a professional solicitor, the Company and its personnel are required to comply with various regulations governing the manner and terms of solicitations, including, among other things, the requirement to post a surety bond. Failure to comply with these regulations could result in disciplinary action including significant fines and penalties or suspension or revocation of licenses. Such disciplinary action, if taken, would likely have a material adverse effect on the operations, revenues and prospects of the Company.

EMPLOYEES

         As of March 27, 2001, the Company employed approximately 300 full-time employees. None of the Company's employees are members of labor unions. Management believes that it enjoys a satisfactory relationship with its employees.

ITEM 2.  DESCRIPTION OF PROPERTY

         The Company's executive offices occupy approximately 2,100 sq. ft. and are located at 3141 W. Hallandale Beach Boulevard, Hallandale, Florida 33009. See "Store Locations" in Part I, Item 1 above for more information, including the rental payments, regarding the Company's store locations.

ITEM 3.  LEGAL PROCEEDINGS

         In January 2001, a lawsuit was filed in United States District Court, Southern District of New York against the Company and other unnamed individuals. The plaintiffs, as alleged assignees of the original purchaser of the 7% convertible debenture sold by the Company in March 2000, alleged that the Company failed to register the shares of the Company's common stock issuable upon conversion of the debenture and failed to pay penalties due as a result of such failure as called for by the registration right agreement executed in connection with the sale of the debenture. On March 16, 2001, the Company entered into a settlement agreement that provided for the dismissal of the suit, without prejudice, in exchange for certain payments by the Company and the delivery of a secured promissory note. As a result of the settlement, the debenture was deemed paid in full. See Item 7. Financial Statements - Notes to Consolidated Financial Statements - Note 11.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         None.

                                    PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

         The Company's Common Stock has traded since December 5, 1996 under the symbol "THMM" on the OTC Bulletin Board operated by the Nasdaq Stock Market, Inc. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

                                                         COMMON STOCK
                                                  ------------------------
       PERIOD                                     HIGH                 LOW
       ------                                     ----                 ---

       March 31, 1999                            $1.5000             $0.8750
       June 30, 1999                             $4.6250             $1.2500
       September 30, 1999                        $6.5225             $4.0000
       December 31, 1999                         $5.8750             $4.1250
       March 31, 2000                            $6.0000             $4.0000
       June 30, 2000                             $3.2500             $0.8750
       September 30, 2000                        $1.1875             $0.3300
       December 31, 2000                         $0.5625             $0.1250

HOLDERS

         As of March 27, 2001, there were approximately 64 holders of record of the Common Stock. The Company believes that the Common Stock is held by in excess of 400 beneficial holders.

DIVIDEND POLICY

         The Board of Directors does not currently contemplate the payment of cash dividends. Any decisions as to the payment of cash dividends on the Common Stock will depend on the Company's ability to generate earnings, its need for capital, its overall financial condition and such other factors as the Board of Directors deems relevant.

SALE OF UNREGISTERED SECURITIES

         See "Management's Discussion and Analysis or Plan of Operations - Liquidity and Capital Resources" for a description of a private placement of a convertible debenture completed in March 2000. These securities were sold to an unaffiliated third-party investor pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The convertible debenture was offered to an accredited investor pursuant to a subscription agreement. The investor received a variety of financial information about the Company. No public solicitation or general advertising was done in connection with the offering.

         In March 2001, the Company granted to Marc Douglas, the Company's President, warrants to purchase 500,000 shares of the Company's Common Stock at an exercise price of $.0625 per share. This grant was in consideration for Mr. Douglas' guarantee of a Company obligation (See Part I, Item 3 - "Legal Proceedings") and was made pursuant to the exemption provided by Section 4(2) of the Securities Act.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

         The following discussion and analysis should be read in conjunction with the Company's Consolidated Financial Statements and the Notes thereto included in Part II, Item 7 of this Report.

GENERAL

         The Company was organized in July 1991 for the purpose of managing the operation of retail thrift stores that offer new and used articles of clothing, furniture, miscellaneous household items and antiques. The Company is registered with the State of Florida as a professional solicitor. The Company obtains its merchandise primarily from two sources: (i) purchase agreements with charitable organizations; and (ii) various independent contract collectors from whom the Company purchases merchandise in bulk. Items from the stores that remain unsold are sold in bulk to exporters, which ship the items to countries throughout the Caribbean, Central and South America and Eastern Europe. Through its subsidiaries, the Company operates its six retail stores. The Company directly and through a wholly owned subsidiary solicits donations on behalf of the charities through direct mailings, newspaper advertising, telemarketing, and door-to-door solicitation programs and picks up the donated merchandise throughout the communities surrounding the Company's stores.

RESULTS OF OPERATIONS

         Fiscal 2000 as Compared to Fiscal 1999.

         The Company recognizes merchandise sales when the customer pays for the merchandise upon exiting the Company's store. Merchandise inventories consist of donated and purchased used clothing, furniture, miscellaneous household items and antiques. Purchased and donated inventories have been valued by the retail method and include all costs associated with bringing the merchandise to the selling floor.

         Revenues for fiscal 2000 and 1999 totaled $9,305,221 and $9,202,067, respectively. Revenues increased by $103,154, or 1.1%, for 2000, as compared to 1999. The Company's gross profit for 2000 increased to $3,498,687 as compared to $3,438,043 for 1999 and the Company's gross profit margins for 2000 increased to 37.6% versus 37.4% for 1999.

         The net increase in the Company's sales during 2000, as compared to 1999, is attributable to the following:

         1) Fiscal 2000 included a 53-week period compared to a 52-week period in fiscal 1999, which accounted for a $181,189 increase in sales.

         2) Sales of the Pompano Beach store, which opened in August 14, 1998 but was closed in May 2000, accounted for a $310,062 decrease.

         3) Sales, on a comparable 52-week period, of the Orlando store opened February 1999 increased $118,124, offsetting some of the decrease due to closing the Pompano Beach store.

         4) Sales, on a comparable 52-week period, of the five stores opened prior to 1998 increased $110,262, or 1.4%, offsetting some of the decrease due to closing the Pompano Beach store.

         The Company's gross profits increased $60,644 and the gross margins for 2000, as compared to 1999, increased by 0.2% points to 37.6% from 37.4% for 1999. The small improvement of the gross margins is attributable to the stabilizing of rag sale prices and the decreasing reliance on purchased goods.

         The Company has two sources for merchandise, goods directly donated to the charities with which it has entered into purchase agreements and the purchase in bulk from various independent contract collectors. The net cost to the Company of goods that have been directly donated is less than the cost to the Company of goods purchased from independent contract collectors. In 2000, the Company decreased its bulk purchases from independent contract collectors by 58.2% compared to 1999, and is currently purchasing less than 14% of its merchandise from independent contract collectors.

         In addition to the Company's direct mail solicitation program, in 1998 the Company began operating a solicitation phone room using a 16-station automated phone dialer, and in 1999 the Company began a door-to-door solicitation program in Central and South Florida as additional sources of merchandise. These new solicitation programs have significantly decreased the Company's reliance on merchandise purchases from independent contract collectors, resulting in an improvement in its gross profit margins.

         The Company's operating expenses for 2000 were $5,304,589 (or 57.0% of sales) as compared to $4,149,439 (or 45.1% of sales) for 1999, representing an increase of $1,155,150, or 27.8%. Non-cash charges related to common stock, warrants and options issued to consultants and outside directors were $1,898 in 1999 and $858,498 in 2000, accounting for $856,600 or 74.2% of the increase in operating expenses. The start-up expenses of the Internet subsidiary Collectiblesandart.com were $254,522 in 2000 as compared to $23,958 in 1999, accounting for $230,564 or 20.0% of the increase in operating expenses. The remaining $67,986 increase in operating expenses represents an increase in payroll related to the 53-week period in 2000 as compared to the 52-week period in 1999, and an increase in corporate overhead, primarily the $113,376 increase in legal and accounting services, largely offset by the $112,186 decrease in its operating expenses of the Pompano Beach store that was closed in May 2000.

         The 2000 net loss was $1,817,196, as compared to the 1999 net loss of $679,811. The $1,137,385 increase in net loss is due primarily to non-cash charges related to common stock, warrants and options issued to consultants and the start-up expenses of Collectiblesandart.com.

LIQUIDITY AND CAPITAL RESOURCES

         At December 31, 2000, the Company had working capital of $365,237 as compared to $923,350 at December 26, 1999. For 2000, cash increased by $210,170 as compared to a decrease of $686,675 in 1999, which was principally as a result of the proceeds from the sale of a convertible debenture in 2000.

         Net cash used in operations for 2000 amounted to $678,135 as compared to $460,872 net cash used in operations in 1999, or an increase of $217,263, reflecting primarily the $230,564 increase in start-up expenses of Collectiblesandart.com in 2000.

         Net cash used in investing activities for 2000 and 1999 amounted to $122,945 and $216,667, respectively. Net cash used in investing activities in 2000 reflected a $93,722 decrease in capital expenditures.

         Net cash provided by financing activities for 2000 amounted to $1,011,250 as compared to $9,136 net cash used in financing activities in 1999. In 2000, options exercised amounted to $11,250 and proceeds from the sale of a convertible debenture amounted to $1,000,000.

         In March 2000, the Company completed a private placement of a three-year 7% convertible debenture with a principal amount of $1,000,000. The net proceeds to the Company from the sale of the debenture totaled $825,000. The placement agent received a cash commission of $130,000, plus reimbursement of legal fees, and a five-year warrant to purchase 50,000 shares of the Company's Common Stock at an exercise price equal to 110% of the conversion price of the debenture, subject to adjustment under the terms of such warrant.

         In January 2001, a lawsuit was filed in the United States District Court, Southern District of New York, against the Company and other unnamed individuals. Plaintiffs, as alleged assignees of the original purchaser of the 7% convertible debenture sold by the Company in March 2000, alleged that the Company failed to register the shares of the Company's common stock issuable upon conversion of the debenture and failed to pay penalties due as a result of such failure as called for by the registration rights agreement executed in connection with the sale of the debenture.

         On March 16, 2001, the Company entered into a settlement agreement which provides for the dismissal of the lawsuit, without prejudice, in exchange for the payment by the Company of $200,000 cash, the issuance of 200,000 common shares and the delivery of a 3-year 10% promissory note in the principal amount of $300,000 secured by a security interest in the Company's inventory and guaranteed by the Company's President. As a result of the settlement, the debenture was deemed paid in full and satisfied.

         In consideration for personally guaranteeing the promissory note, the Company's Board of Directors granted the President 500,000 warrants to purchase the Company's Common Stock at an exercise price of $.0625 per share (the fair market value of the Common Stock as of March 16, 2001).

         On April 13, 2000, the Company entered into a financial consulting agreement with FAC Enterprises, Inc., whereby FAC Enterprises, Inc. provides the Company with various consulting services including financial consulting and strategic planning services. This agreement expires in 12 months and provides for compensation in the form of 200,000 restricted shares of common stock that were valued at $270,000, or 90% of the stock closing price on the date the agreement was executed. The Company recorded the issuance of the 200,000 restricted common shares as of April 13, 2000 and the amounts related to this agreement were being amortized over the 12-month period beginning on that date. On February 7, 2001, the Company reached an agreement with FAC to rescind the financial consulting agreement, which was recorded as of December 31, 2000 and resulted in the reversal of approximately $121,315 of amortization expenses previously recorded related to this agreement.

         The Company believes with the current sales trends, the continuing improvement in the gross profit margins and current cost reductions that its current capital resources and cash flow from its operations will be sufficient to meet its anticipated working capital requirements through at least 2001. There can be no assurances, however, that this will be the case.

INFLATION AND SEASONALITY

         Although the Company cannot determine precisely the effects of inflation, management does not believe that inflation currently has a material effect on the Company's sales or results of operations.

         The Company's operations are located in South Florida, which has numerous part-time residents during the winter. The Company's results of operations reflect the seasonal nature of this market, with donations and sales of merchandise being higher in the winter months.

ITEM 7. FINANCIAL STATEMENTS

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                        PAGE

Independent Auditors' Report .............................................12

Consolidated Balance Sheet ...............................................13

Consolidated Statements of Operations ....................................14

Consolidated Statements of Stockholders' Equity ..........................15

Consolidated Statements of Cash Flows ....................................16

Notes to Consolidated Financial Statements................................17

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Thrift Management, Inc.

         We have audited the accompanying consolidated balance sheet of Thrift Management, Inc. and Subsidiaries as of December 31, 2000 and the related consolidated statements of operations, stockholders' equity, and cash flows for the fiscal years ended December 31, 2000 and December 26, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrift Management, Inc. and Subsidiaries as of December 31, 2000, and the consolidated results of their operations and their cash flows for the fiscal years ended December 31, 2000 and December 26, 1999 in conformity with accounting principles generally accepted in the United States of America.

/s/Berkowitz Dick Pollack & Brant LLP

Berkowitz Dick Pollack & Brant LLP
Miami, Florida

March 2, 2001, except for Note 11 which is dated as of March 16, 2001.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET


                                                                     FISCAL 2000
                                                                ---------------------
ASSETS
CURRENT ASSETS
         Cash and cash equivalents                                     $   396,836
         Merchandise inventories                                           482,885
         Prepaid expenses                                                  168,068
                                                                       -----------
                  TOTAL CURRENT ASSETS                                   1,047,789

EQUIPMENT, FIXTURES AND IMPROVEMENTS, net                                  878,930

PREPAID EXPENSES - NON-CURRENT                                             224,274

DEFERRED TAX ASSET                                                         311,000

OTHER ASSETS                                                                86,636
                                                                       -----------

                  TOTAL ASSETS                                         $ 2,548,629
                                                                       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
         Accounts payable                                              $   191,180
         Accrued expenses                                                  491,372
                                                                       -----------

                  TOTAL CURRENT LIABILITIES                                682,552

LONG-TERM LIABILITIES
         7% Convertible Debenture                                        1,000,000
                                                                       -----------
                  TOTAL LIABILITIES                                      1,682,552

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
         Preferred stock:  $.01 par value, authorized 1,500,000              2,500
                  shares, issued and outstanding 250,000 shares
         Common stock:  $.01 par value, authorized 15,000,000
                  shares, issued and outstanding 2,847,210 shares           28,472
         Additional paid-in capital                                      4,056,499
         Accumulated deficit                                            (3,221,394)
                                                                       -----------
                  TOTAL STOCKHOLDERS' EQUITY                               866,077
                                                                       -----------
                  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $ 2,548,625
                                                                       ===========

See accompanying notes.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                             FISCAL
                                                  -----------------------------
                                                     2000              1999
                                                  -----------       -----------

Net sales                                         $ 9,305,221       $ 9,202,067

Cost of goods sold                                  5,806,534       $ 5,764,024
                                                  -----------       -----------

GROSS PROFIT                                        3,498,687         3,438,043

Selling, general and administrative expenses        5,222,295         4,057,198
Officer's bonus incentive                              82,294            92,241
                                                  -----------       -----------

         TOTAL OPERATING EXPENSES                   5,304,589         4,149,439
                                                  -----------       -----------

         (LOSS) FROM OPERATIONS                    (1,805,902)         (711,396)

Interest expense                                       53,509                --
Interest income                                       (42,215)          (31,585)
                                                  -----------       -----------

         (LOSS) BEFORE INCOME
                  TAX (BENEFIT)                    (1,817,196)         (679,811)

Income tax (benefit)                                       --                --
                                                  -----------       -----------

         NET (LOSS)                               $(1,817,196)      $  (679,811)
                                                  ===========       ===========

(Loss) per share:
         Basic and diluted:                       $     (0.75)      $     (0.31)
                                                  ===========       ===========

Weighted average number of shares:

Basic and diluted:                                $ 2,422,979       $ 2,197,948
                                                  ===========       ===========


See accompanying notes.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                        PREFERRED STOCK            COMMON STOCK
                                   ----------------------     ----------------------   ADDITIONAL
                                                                                         PAID-IN       ACCUMULATED    STOCKHOLDERS
                                    SHARES      AMOUNT         SHARES       AMOUNT       CAPITAL        DEFICIT          EQUITY
                                   -------    -----------     ---------   -----------   -----------    -----------    -----------
Balance, fiscal 1998               250,000    $     2,500     2,175,000   $    21,750   $ 3,177,540    ($  724,387)   $ 2,477,403
Common stock issued for
     consulting services                                        125,000         1,250       547,187                       548,437
Common stock issued on exercise
     of warrants                                                 10,700           107        15,943                        16,050
Common stock issued on exercise
     of stock options                                            31,510           315        60,273                        60,588
Stock options issued to directors
     for services                                                                             1,898                         1,898
Warrants redeemed                                                                          (148,930)                     (148,930)
Net loss for fiscal 1999                                                                                                        0
                                                                                                          (679,811)      (679,811)
                                   =======    ===========     =========   ===========   ===========    ===========    ===========
Balance, fiscal 1999               250,000          2,500     2,342,210        23,422     3,653,911     (1,404,198)     2,275,635

Common stock issued on exercise
     of stock options                                             5,000            50        11,200                        11,250
Stock options issued to directors
     and consultant for services                                                             48,571                        48,571
Warrants issued for consulting
     services                                                                               267,817                       267,817
Stock grant to president                                        500,000         5,000        75,000                        80,000
Net loss for fiscal 2000                                                                                (1,817,196)    (1,817,196)
                                   -------    -----------     ---------   -----------   -----------    -----------    -----------
Balance, fiscal 2000               250,000    $     2,500     2,847,210   $    28,472   $ 4,056,499    ($3,221,394)   $   866,077
                                   =======    ===========     =========   ===========   ===========    ===========    ===========

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                      FISCAL
                                                                                     --------------------------------------
                                                                                            2000                1999
                                                                                     ------------------  ------------------
Cash flows from operating activities:

     Net (loss)                                                                         $(1,817,196)      $  (679,811)
     Adjustments to reconcile net (loss) to net cash used in operating activities:
         Depreciation and amortization                                                      188,138           161,138
         Amortization of prepaid consulting expenses paid with common stock
              and warrants                                                                  729,927                --
         Stock options issued to directors and a consultant for services                     48,571             1,898
         Common stock granted to president                                                   80,000                --

      Changes in assets and liabilities:
         Decrease (Increase) in merchandise inventories                                     105,656          (161,363)
         (Increase) Decrease in prepaid expenses and other assets                          (199,459)          146,238
         (Decrease) Increase in accounts payable                                           (153,749)            2,952
         Increase (Decrease) in accrued expenses                                            339,977           (42,275)
         Decrease in refundable income taxes                                                     --           110,351
                                                                                        -----------       -----------
                  Total adjustments                                                       1,139,061           218,939
                                                                                        -----------       -----------

NET CASH (USED IN) OPERATING ACTIVITIES                                                    (678,135)         (460,872)
                                                                                        -----------       -----------

Cash flows from investing activities:

     Purchase of property and equipment                                                    (122,945)         (216,667)
                                                                                        -----------       -----------

NET CASH (USED IN) INVESTING ACTIVITIES                                                    (122,945)         (216,667)
                                                                                        -----------       -----------

Cash flows from financing activities:

     Advances to stockholder, net                                                                --            63,156
     Warrants exercised                                                                          --            16,050
     Warrants redeemed                                                                           --          (148,930)
     Options exercised                                                                       11,250            60,588
     Proceeds from convertible debenture                                                  1,000,000                --
                                                                                        -----------       -----------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                       1,011,250            (9,136)
                                                                                        -----------       -----------

         NET INCREASE (DECREASE) IN CASH                                                    210,170          (686,675)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                             186,666           873,341
                                                                                        -----------       -----------

CASH AND CASH EQUIVALENTS - END OF PERIOD                                               $   396,836       $   186,666
                                                                                        ===========       ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

     Cash paid during the period for:

         Interest                                                                       $        --       $        --
                                                                                        ===========       ===========

         Income taxes                                                                   $        --       $        --
                                                                                        ===========       ===========

See accompanying notes.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- GENERAL

         Thrift Management, Inc. (the "Company" or "TMI"), was organized in the State of Florida on July 22, 1991 for the purpose of managing the operation of retail thrift stores which offer for sale new and used articles of clothing, furniture, miscellaneous household items and antiques. The Company is registered with the State of Florida as a professional solicitor. The Company obtains its merchandise primarily from two sources: i) purchase agreements with charitable organizations, and ii) independent contract collectors from whom the Company purchases merchandise in bulk. Items from the stores which remain unsold are sold in bulk to exporters for export to countries throughout the Caribbean, Central and South America and Eastern Europe. Through its wholly owned subsidiaries, the Company operates six retail stores and a management company. Hallandale Thrift Management, Inc. ("HTMI"), is responsible for the solicitation of donations on behalf of the affiliated charities through direct mailing, newspaper advertising and telemarketing. HTMI is also responsible for operating donation trailers and the pick-up of donated merchandise throughout the communities in which the Company operates. HTMI was organized in the State of Florida on December 9, 1993.

         The Company's six retail stores are operated under separate wholly owned subsidiaries as follows:

         Thrift Shops of South Broward, Inc. ("TSSB")
              Organized in the State of Florida on May 19, 1989.

         Thrift Shops of West Dade, Inc. ("TSWD")
              Organized in the State of Florida on October 8, 1992.

         Hallandale Thrift, Inc. ("HTI")
              Organized in the State of Florida on June 14, 1993.

         North Broward Consignment, Inc. ("NBCI")
              Organized in the State of Florida on May 10, 1995.

         Thrift Shops of North Lauderdale, Inc. ("TSNL")
              Organized in the State of Florida on January 24, 1997.

         Thrift Retail, Inc. ("TRI")
              Organized in the State of Florida on January 23, 1998.

         On January 23, 1998, Thrift Retail, Inc. was organized in the State of Florida for the purpose of operating a new store in Pompano Beach, Florida opened in August 1998 and a new store in Orlando, Florida opened in February 1999. In May 2000, the Pompano Beach, Florida store was closed.

         On June 8, 1998, Thrift Management Canada, Inc. ("TMCI"), a wholly owned subsidiary, was organized in Ontario, Canada for the purpose of conducting business in Canada; Thrift Export, Inc. ("TEI"), a wholly owned subsidiary, was organized in the State of Florida for the purpose of operating an export business; and Thrift Holdings, Inc. ("THI"), a wholly owned subsidiary, was organized in the State of Florida for the purpose of acquiring thrift-related businesses. None of these subsidiaries currently have operations.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

         On May 27, 1999, Collectiblesandart.com, Inc. ("CACI"), a wholly owned subsidiary, was organized in the State of Florida for the purpose of developing an Internet business.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The consolidated financial statements for fiscal 2000 and 1999 include the accounts of the Company and its wholly owned subsidiaries, HTMI, TSSB, TSWD, HTI, NBCI, TSNL, TRI, TMCI, TEI, THI and CACI (collectively, the "Companies"). All significant intercompany accounts and transactions have been eliminated in consolidation.

         ACCOUNTING PERIOD: The Company's fiscal year is the 52-53 week period ending on the Sunday closest to December 31. The year 2000 included a 53-week period whereas 1999 included a 52-week period. Consequently, the Company's fiscal 2000 and 1999 years encompassed the periods of December 27, 1999 through December 31, 2000 and December 27, 1998 through December 26, 1999, respectively.

         EQUIPMENT, FIXTURES AND IMPROVEMENTS: Equipment, fixtures and improvements are recorded at the lower of cost or estimated fair value. Depreciation is provided using the straight-line method over the estimated useful lives (5-10 years) of the related assets. Leasehold improvements are amortized over the lesser of the related lease terms including options or the estimated useful lives of the improvements. Maintenance and repairs are charged to operations as incurred.

         MERCHANDISE INVENTORIES: Merchandise inventories consist primarily of new and used clothing, furniture, miscellaneous household items and antiques which are valued by the retail method and stated at the lower of cost (FIFO) or market. The cost of inventories includes the actual cost of merchandise paid to the respective charities or the independent contract collectors plus all expenses incurred that were directly associated with the acquisition and processing of such inventory including certain store overhead and salaries. Inventory write-downs are recorded in the period in which it becomes reasonably evident that the merchandise is not saleable or the market value is less than cost.

         LOSS PER SHARE: Basic loss per share has been computed using the weighted average number of common shares outstanding during the period. Diluted loss per share has been computed using the weighted average number of common shares and equivalents (representing the dilutive effect of stock options) outstanding during the period. Net (loss) has not been adjusted for any period presented for purposes of computing basic and diluted loss per share.

         For purposes of computing diluted loss per share, weighted average common share equivalents do not include stock options with an exercise price that exceeds the average fair market value of the Company's common stock for the period. For fiscal 2000 all options to purchase 705,133 shares of common stock at an average price of $2.81 were excluded from the computation.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

         COMPREHENSIVE INCOME: The Company has no components of other comprehensive income. Accordingly, comprehensive net loss equals net loss for all periods presented.

         FAIR VALUE DISCLOSURES: The carrying value of cash, prepaid expenses, accounts payable and accrued expenses are a reasonable estimate of their fair value. Regarding the fair value of the debenture, see note 11 - Subsequent Event.

         CASH CONCENTRATION: The Company maintains substantially all of its cash balances in a bank located in Florida. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risks on cash and cash equivalents.

         INCOME TAXES: Deferred income tax assets and liabilities are computed for those differences that have future tax consequences using the currently enacted tax laws and rates that apply to the periods in which they are expected to affect taxable income. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will more likely than not be realized. Income tax expense is the current tax payable or refundable for the period plus or minus the net change in the deferred tax assets and liabilities.

         CASH AND CASH EQUIVALENTS: The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

         ADVERTISING COSTS: The Company expenses all advertising costs as they are incurred. Total advertising costs for fiscal 2000 and 1999 were approximately $38,600 and $63,700, respectively.

         SEGMENT REPORTING: The Company operates as a single segment and will evaluate additional segment disclosure requirements if it expands operations.

         USE OF ACCOUNTING ESTIMATES: The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Accordingly, actual results could differ from those estimates.

         NEW ACCOUNTING PRONOUNCEMENTS: In March 2000, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 44 ("FIN 44"), "Accounting for Certain Transactions Involving Stock Compensation - an Interpretation of APB Opinion No. 25." FIN 44 clarifies, among other things, the definition of an employee for purposes of applying APB Opinion No. 25, to include outside Board members. Accordingly, all stock option grants to members of the Board of Directors have been accounted for in accordance with APB Opinion No. 25.

         In June 1998, FASB issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

Activities." This Statement is effective for all fiscal quarters of fiscal years beginning after June 15, 2000, and does not require the restatement of financial statements for prior periods. SFAS No. 133 requires an entity to recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The Company believes that the adoption of SFAS No. 133 will not have a significant impact on the Company's consolidated financial position, results of operations or cash flows.

NOTE 3 -- PREPAID EXPENSES

         Effective January 1, 1999, the Board of Directors approved an agreement providing for the prepayment of up to $155,000 of future bonuses to the Company's President, with interest to be paid monthly by the President at an annual rate of 8.0% with the entire prepayment payable by December 31, 2000.

         In November 2000, the Company's Board of Directors modified the President's salary and bonus prepayment arrangement. The modification provides that, among other things, in consideration of the President's agreement to restructure his executive employment agreement, the repayment of such prepaid salary and bonuses by the President to the Company will be deferred until December 31, 2002. At December 31, 2000, prepaid salary and bonuses amounted to approximately $152,200, which amount is included in prepaid expenses non-current in the accompanying balance sheet.

         For fiscal 2000 and 1999, interest income amounting to approximately $8,240 and $8,000 was recorded in connection with the above prepaid bonuses.

NOTE 4 -- EQUIPMENT, FIXTURES AND IMPROVEMENTS, NET

         Equipment, fixtures and improvements consist of the following at the end of fiscal 2000:

         Furniture, fixtures and equipment                  $1,006,154
         Leasehold improvements                                274,079
         Transportation equipment                               86,042
                                                          ------------
                                                             1,366,275

         Less accumulated depreciation and amortization       (487,345)
                                                          ------------
                                                           $   878,930
                                                          ============

         For fiscal 2000 and 1999, depreciation and amortization expenses amounted to approximately $186,400 and $147,400, respectively.

NOTE 5 -- ACCRUED EXPENSES

         Accrued expenses at the end of fiscal 2000 consist of the following:

         Payroll                                           $231,761
         Internet software                                   64,160
         Debenture interest                                  53,509
         Sales taxes                                         36,710
         Professional fees                                   25,132
         Other                                               80,100
                                                           --------
         Total                                             $491,372
                                                           ========

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

NOTE 6 -- INCOME TAXES

         Deferred tax (assets) liabilities are comprised of the following:

                                                           YEAR ENDED
                                               -------------------------------------
                                               DECEMBER 31, 2000   DECEMBER 26, 1999
                                               -----------------   -----------------
      Federal net operating loss carryforward      $(1,106,000)      $  (514,000)
      State net operating loss carryforward           (193,000)          (97,000)
                                                   -----------       -----------
      Net deferred tax asset                        (1,299,000)         (611,000)
                                                   -----------       -----------
      Excess tax depreciation over book
      depreciation                                      46,000            41,000
                                                   -----------       -----------
      Net deferred tax liability                        46,000            41,000
                                                   -----------       -----------
                                                    (1,253,000)         (570,000)
                                                   -----------       -----------
      Valuation allowance                              942,000           259,000
                                                   -----------       -----------
      Net deferred tax asset                       ($  311,000)      $   311,000)
                                                   ===========       ===========

         A reconciliation of income tax computed at the Company's statutory rate to income tax computed at the Company's effective rate is as follows:


                                                                     YEAR ENDED
                                                   ------------------------------------------------
                                                   DECEMBER 31, 2000               DECEMBER 26,1999
                                                   -----------------               ----------------

      U.S. federal income tax benefit computed
      at statutory rate                                 $  (618,000)                 $  (231,000)
      State income taxes, net of federal income
      tax benefit                                          (100,000)                     (38,000)
      Other                                                  35,000                       10,000
                                                        ---- ------                  -----------
      Subtotal                                              683,000                      259,000
      Valuation allowance                                   683,000                      259,000
                                                        -----------                  -----------
                                                        $        --                  $        --
                                                        -----------                  -----------


         The Company has a net operating loss of approximately $3,336,000 which expires at various dates through 2020 to offset federal taxable income. The Company has placed a valuation allowance against certain of its deferred tax assets due to the uncertainty surrounding the realization of such assets.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

Management periodically evaluates the recoverability of the deferred tax assets and the level of valuation allowance. Accordingly, an adjustment was recorded in the fourth quarter of the fiscal year ending in 2000, increasing the allowance from $259,000 to $942,000. At such time as it is determined that it is more likely than not that these deferred tax assets are realizable, the valuation allowance will be reduced.

NOTE 7 -- LOSS  PER SHARE

         The following table presents the calculation of basic and diluted loss per common share:


                                                                  YEAR ENDED
                                                     ----------------------------------------
                                                     DECEMBER 31, 2000      DECEMBER 26, 1999
                                                     -----------------      -----------------

            Numerator:
                 Net loss                                  $1,817,196         $  679,811
                                                           ----------         ----------
            Denominator:
                 Denominator for basic loss per
                 share-weighted-average shares              2,422,979          2,197,948
            Effect of dilutive securities:
                     Stock options                                 --                 --
                                                           ----------         ----------
            Denominator for diluted loss per share          2,422,979          2,197,948
                                                           ==========         ==========
            Loss per common share:
                     Basic and diluted                     $     0.75         $     0.31
                                                           ==========         ==========



NOTE 8 -- COMMITMENTS AND CONTINGENCIES

         AGREEMENT TO SOLICIT AND PURCHASE SALVAGEABLE MERCHANDISE WITH MISSING CHILDREN AWARENESS FOUNDATION, INC.: On December 1, 1993, the Company entered into an agreement to solicit salvageable merchandise for the Missing Children Awareness Foundation, Inc. ("MCAF"), a Florida not-for-profit corporation. MCAF shall pay the Company on a monthly basis a fee equal to 8%, as amended on January 1, 1996, of the total gross sales of the merchandise in excess of $1,600 per month to be sold by an affiliate of the Company, plus reimbursement of all expenses incurred by the Company in fulfilling its obligations pursuant to such agreement; provided, however, that in no event shall the total fee, including expense reimbursements, exceed 50% of the total gross sales price of the merchandise. The fee shall be paid monthly to the Company within twenty days following the end of each calendar month. The term of this agreement is five years, commencing on December 1, 1993, and terminating on November 30, 1998, with one five-year renewal option commencing December 1, 1998, unless terminated sooner or extended pursuant to the terms and conditions of this agreement. The Company exercised its five-year renewal option commencing December 1, 1998.

         Also on December 1, 1993, TSSB entered into an agreement to purchase salvageable merchandise from MCAF. Pursuant to such agreement, MCAF agreed to sell to TSSB all merchandise received as contributions. The price to be paid to MCAF shall be based upon a percentage of the gross sales price of such merchandise. For the purpose of the agreement, the term "gross sales" shall mean

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES the income derived from the sale of the merchandise. The purchase price shall be equal to the greater of $1,600 per month or 10%, as amended on January 1, 1996, of the gross sales of the merchandise per month, payable monthly, based upon gross sales of merchandise during the preceding calendar month. The term of this agreement shall be for a period of five years, commencing on December 1, 1993 and terminating on November 30, 1998, with one five-year renewal option, commencing on December 1, 1998, unless terminated sooner or extended pursuant to the terms and conditions of this agreement. The Company exercised its five-year renewal option commencing on December 1, 1998. On January 1, 2000, the second amendment to this agreement was executed whereby the Orlando retail store and the West Dade retail store were included as parties to this agreement.

         AGREEMENT TO SOLICIT AND PURCHASE SALVAGEABLE MERCHANDISE WITH THE TEMPLE BETH AHM ISRAEL: On February 1, 1994, HTMI entered into an agreement to solicit salvageable merchandise for the Temple Beth Ahm Israel ("TBAI"), a Florida not-for-profit corporation. Pursuant to such agreement, TBAI has retained the services of HTMI to solicit and gather merchandise on its behalf. TBAI shall pay HTMI on a monthly basis a sum equal to 7%, as amended on January 1, 1996, of the total gross sales of the merchandise in excess of $10,000 per month to be sold by an affiliate of HTMI, plus reimbursement of all expenses incurred by HTMI in fulfilling its obligations pursuant to such agreement; provided, however, that in no event shall the total fee, including expense reimbursements, exceed 50% of the total gross sales price of the merchandise. The fee shall be paid monthly to HTMI within five days following the charity's receipt of the fee due the charity from HTI. In the event HTI fails to pay TBAI, TBAI shall have no obligation to pay HTMI. The term of this agreement shall be for a period of five years, commencing on February 1, 1994; and terminating on February 1, 1999, with one five-year renewal option commencing February 1, 1999, unless terminated sooner or extended pursuant to the terms and conditions of this agreement. The Company exercised its five-year renewal option commencing February 1, 1999.

         Also on February 1, 1994, HTI entered into an agreement to purchase salvageable merchandise from TBAI. Pursuant to such agreement, TBAI agreed to sell to HTI all merchandise received as contributions. The price to be paid to TBAI shall be based upon a percentage of the gross sales price of such merchandise. For the purpose of the agreement, the term " gross sales" shall mean the income derived from the sale of the merchandise. The purchase price shall be equal to the greater of (1) $10,000 per month or (2) 10%, as amended on January 1, 1996, of the gross sales of the merchandise, payable monthly, based upon gross sales of merchandise during the preceding calendar month. The term of this agreement is five years, commencing on February 1, 1994, and terminating on February 1, 1999, with one five-year renewal option, commencing on February 1, 1999, unless terminated sooner or extended pursuant to the terms and conditions of this agreement. The Company exercised its five-year renewal option commencing February 1, 1999.

         AGREEMENT TO SOLICIT AND PURCHASE SALVAGEABLE MERCHANDISE WITH THE SAMUEL M. AND HELENE SOREF JEWISH COMMUNITY CENTER, INC.: On April 8, 1998, HTMI entered into an agreement to solicit salvageable merchandise for the Samuel M.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES and Helene Soref Jewish Community Center, Inc. (the "JCC"), a Florida not-for-profit corporation. Pursuant to such agreement, the JCC has retained the services of HTMI to solicit and gather merchandise on its behalf.

         The JCC shall pay HTMI a sum equal to $1,000 per month, plus reimbursement of all expenses incurred by HTMI in fulfilling its obligations under the agreement (the "Fee"). In accordance with Florida law the JCC and HTMI have agreed that, among other things, the net amount to be realized by the JCC after the payment of the Fee to HTMI shall be $20,000 and, the compensation to HTMI, exclusive of direct expense reimbursements, as a percentage of gross revenues will be 6%. The term of this agreement is five years, commencing on April 1, 1998 and terminating on March 31, 2003, with one five-year renewal option unless terminated sooner or extended pursuant to the terms and conditions of the agreement.

         On April 8, 1998, TSNL entered into an agreement to purchase salvageable merchandise from the JCC. Pursuant to such agreement, the JCC agreed to sell to TSNL all merchandise received as contributions. The purchase price to be paid for the property shall include reimbursement of all expenses incurred in soliciting and collecting the goods plus an amount equal to $1,000 plus the greater of (1) $1,000 per month, or (2) 10% of all the furniture, as defined in the agreement, sold by TSNL.

         DEPENDENCE ON CHARITABLE DONATIONS: The Company realizes a significant portion of its revenues through the sale of donated charitable property. A recession and/or change in the federal tax laws relating to charitable donations could materially adversely affect the Company's business, operations, revenues and prospects.

         OPERATING LEASES: The Companies lease properties and equipment under non-cancelable operating lease agreements which expire through June 2002 and require minimum annual rentals. Certain leases provide for renewal options to extend the leases up to an additional seven years. Below is a summary of each of the respective lease terms.

         HTI leases its location pursuant to a non-cancelable operating lease which commenced on May 1, 1996 and expires on April 30, 2001. The lease contains an option to renew for one five-year period under the same terms and conditions, except that the rent for each option year shall increase 5% per annum.

         TSSB leases its location pursuant to a non-cancelable operating lease which commenced on May 1, 1996 and expires on April 30, 2001. The lease contains an option to renew for one five-year period under the same terms and conditions, except that the rent for each option year shall increase 5% per annum.

         TSWD leases its location pursuant to a non-cancelable operating lease which commenced on November 1, 1992 and expires on October 31, 1999. In 1999, the Company exercised its option to renew for one seven-year period under the same terms and conditions as the initial term which expires on October 21, 2006.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

Annual rent increases are based upon the consumer price index ("CPI") from a minimum of 4% to a maximum of 8%.

         NBCI leases its location pursuant to a non-cancelable operating lease which commenced on November 21, 1995 and expires on November 21, 2000. The lease contains two successive five-year renewal options. The first five-year renewal option was exercised in 1999 and expires on November 21, 2005. All terms and conditions of the lease shall remain the same during the first and second option period as they were during the initial term, except for rent increases. In addition to rent payments, NBCI is liable for its pro-rata share of real estate taxes assessed. NBCI receives a rent credit of $1.00 per square foot while the floor space adjacent to its location remains vacant. As of December 31, 2000, NBCI was not receiving the credit.

         TSNL leases its location pursuant to a non-cancelable operating lease which commenced on July 19, 1997 and expires on July 31, 2002. The lease contains two successive five-year renewal options. All terms and conditions of the lease shall remain the same during the first and second option period as they were during the initial term, except for rent increases.

         TRI leases its Orlando store location pursuant to a non-cancelable operating lease which commenced on May 1, 1999 and expires on June 30, 2004. The lease contains two successive five-year renewal options. All terms and conditions of the lease shall remain the same during the first and second option period as they were during the initial term, except for rent increases.

         HTMI leases a truck pursuant to non-cancelable operating lease dated November 28, 2000 and expiring December 12, 2003. The lease requires monthly fixed lease payments of $868. In addition, the lease requires payment of $0.07 per mile. The lessor is responsible for all maintenance and repair costs.

         HTMI leases 15 trucks pursuant to non-cancelable operating leases dated May 28, 1998, August 8, 1998 and December 8, 1998 and expiring May 27, 2003, August 7, 2003 and December 7, 2007, respectively. The leases require monthly fixed lease payments of $11,164. In addition, the leases require payment of $0.07 per mile. The lessor is responsible for all maintenance and repair costs.

         TMI leases seven balers and three compactors for its six stores pursuant to two non-cancelable operating leases which commenced on February 5, 1999 and expire on February 5, 2004. The leases require monthly payments of $2,111. The Company is responsible for all maintenance, taxes and insurance costs.

         Total rent expenses for fiscal 2000 and 1999 under all operating leases related to real estate amounted to $655,149 and $657,540, respectively.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

         A schedule of approximate consolidated future minimum rental payments of real estate and other operating leases is as follows:


      YEAR ENDING                REAL ESTATE LEASES              OTHER LEASES                 TOTAL LEASES
-------------------------       ----------------------      ------------------------    -------------------------
          2001                              $ 506,000                     $ 215,000                    $ 721,000
          2002                                359,000                       215,000                      574,000
          2003                                271,000                       188,000                      459,000
          2004                                256,000                        70,000                      326,000
          2005                                185,000                        11,000                      196,000
       Thereafter                              90,000                            --                       90,000
                                ----------------------      ------------------------    -------------------------
                                           $1,667,000                     $ 699,000                   $2,366,000
                                ======================      ========================    =========================


         INTERNET DEVELOPMENT AGREEMENT: On November 28, 1999, TMI entered into an Internet product development agreement with BFW Advertising, Inc. whereby BFW Advertising will design and prepare a specialized interactive website for the purpose of electronic commerce, marketing and promotion of TMI's subsidiary CACI. This agreement provides for payment of cash and shares of capital stock, payable in three equal installments. The total contract price for project application design and development is $84,960 (subject to price adjustments due to change orders), of which $20,800 shall be paid in cash and $56,160 in capital stock. The cash portion of the compensation shall be paid in three installment payments of $12,000, $8,800 and $8,000 on the payment milestones stated in the agreement and the $56,160 in common stock shall be transferred in a single transaction upon final acceptance of the project, at the then market price of the shares so transferred. Any future price adjustments of the original contract price are payable 40% in cash and 60% in capital stock. In fiscal year 2000, a cash payment of $8,800 was made.

         INVESTOR RELATIONS AGREEMENT: On December 2, 1999, TMI entered into an investor relations agreement with InsiderStreet.com, Inc. whereby InsiderStreet.com, Inc. provides a TMI listing on its home page, development of a corporate profile with an investor inquiry function, listing on "Companies to Watch" section and various press releases and corporate mentions. This agreement expires in 12 months and provides for a payment of $2,500 plus 125,000 restricted shares of common stock. The cash payment of $2,500 was made in fiscal 1999. On December 27, 1999 (fiscal year 2000), 125,000 restricted common shares were issued which were valued at $548,437 or 90% of the stock closing price. The Company has recorded the issuance of the 125,000 restricted common shares as of December 26, 1999. Amortization expenses related to this agreement and recorded in the fiscal 2000 amounted to $548,437.

         On April 13, 2000, TMI entered into a financial consulting agreement with FAC Enterprises, Inc. ("FAC") whereby FAC provides TMI with various consulting services including financial consulting and strategic planning services. This agreement expires in 12 months and provides for compensation in the form of 200,000 restricted shares of common stock which were valued at $270,000, or 90%, of the stock closing price on the date the agreement was executed. The Company recorded the issuance of the 200,000 restricted common

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES shares as of April 13, 2000. The amounts related to this agreement are being amortized over the 12-month period commencing April 13, 2000. On February 7, 2001, the Company reached an agreement with FAC to rescind the financial consulting agreement the Company and FAC entered into on April 13, 2000. The effects of this rescission were recorded as of December 31, 2000 and resulted in the reversal of approximately $121,315 of amortization expenses previously recorded related to this agreement.

         On April 13, 2000, TMI entered into a consulting agreement with Lorden International, Inc. whereby Lorden International, Inc. provides TMI with various financial consulting and strategic planning services. This agreement expires in 12 months and provides for compensation in the form of five-year warrants to purchase an aggregate of 120,000 shares of the Company 's common stock at an exercise price of $1.50 per share. The warrants were valued at $159,939, based upon the Black Scholes model, which is being amortized over the 12-month period commencing April 14, 2000. Amortization expenses related to this agreement and recorded in fiscal 2000 amounted to $111,730.

         On May 2, 2000, TMI entered into an investment banking agreement with Donner Corporation International effective July 1, 2000 and continuing on a month-to-month basis. This agreement provides for compensation for services in the form of a one-time grant of warrants to purchase 25,000 shares of common stock at an exercise price of $4.00 per share during any five business day consecutive period the stock price of TMI closes at or above $6.00 per share; and warrants to purchase 25,000 shares of common stock at an exercise price of $7.00 per share on any five business day consecutive period in which the stock price of TMI closes at or above $10.00 per share. The warrants expire on April 1, 2005. The warrants were valued at $107,877, based upon the Black Scholes model, which is being amortized over the 12-month period commencing May 3, 2000. Amortization expenses related to this agreement and recorded in fiscal 2000 amounted to $69,751.

         In March 2000, the Company completed a private placement of a 7% convertible debenture with a principal amount of $1,000,000 (the "Debenture"). The Debenture was set to mature on March 21, 2003, and was convertible into shares of the Company's Common Stock at a conversion rate equal to the lower of
(i) 80% of the five-day average closing bid price as reported by Bloomberg L.P. for the five consecutive trading days prior to the Conversion Date or (ii) 80% of the five-day average closing bid price as reported on Bloomberg, L.P. for the five consecutive trading days prior to the issuance of the Debenture (the "Conversion Price"), subject to adjustment as provided in the Debenture. Interest on the Debenture was payable at the time of conversion in cash or in shares of the Company's Common Stock, at the Company's option.

         The net proceeds to the Company from the sale of the Debenture totaled $825,000. The placement agent received a cash commission of $130,000, plus reimbursement of legal fees, and a five-year warrant to purchase 50,000 shares of the Company's Common Stock at an exercise price equal to 110% of the Conversion Price of the Debenture, subject to adjustment under the terms of such warrant. See Note 11 - Subsequent Event.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

         EXECUTIVE EMPLOYMENT AGREEMENT: Effective November 28, 2000, the Company restructured the employment agreement with its President. As modified, the agreement provides for an annual salary of $343,000. In addition, the restructuring eliminated the future automatic annual 10% salary increase and the bonus of 1% of the annual sales and reduced his vacation from 6 weeks to 4 weeks. The employment agreement provides for a $12,000 reimbursement for the annual premium for the Executive's existing life insurance policy, Company-paid health insurance for him and his dependents, disability insurance for him, reimbursement for reasonable and necessary out-of-pocket expenses incurred in the performance of his duties, including, but not limited to, travel and entertainment expenses, four weeks' paid vacation annually, an automobile allowance of $1,000 per month and all other benefits, including participation in all retirement and other benefit plans, as may be generally available from time to time to officers and employees of the Company.

         The employment agreement generally provides that (i) in the event of termination due to death, the Company shall pay 12 months salary to the Executive's estate; (ii) in the event of termination due to disability, after 180 days absence and upon 30 day notice, the Company shall pay the Executive full salary and all benefits for 12 months; (iii) in the event of termination for cause, the Company shall pay the Executive through the date of termination. The employment agreement provides that in the event of a change of control, the Company or any successor company will continue to employ the Executive until the later of (i) three years following the date of the change of control, or (ii) the scheduled expiration date of the employment term, and in either case the terms of the employment agreement shall continue to apply. If following a change in control, the Executive's employment is terminated, or titles, position, duties, responsibilities and status of the Executive are changed, the Executive would receive a lump sum cash payment equal to three times the aggregate compensation paid or payable to the Executive for the 12-month period immediately preceding the date of termination.

         In consideration for this restructuring, the Board agreed to grant to the President options to purchase 750,000 shares of the Company's common stock at an exercise price of $0.21875 or, in the alternative, 500,000 shares of the Company's common stock, to be finally determined by the Compensation Committee of the Board of Directors no later than February 28, 2001. On February 19, 2001, the Compensation Committee determined that the grant would be 500,000 shares of the Company's common stock. The Company has recorded the issuance of the 500,000 common shares at a fair market value of $80,000 as of December 31, 2000, as it was part of the restructuring of the President's employment agreement executed in November 2000.

NOTE 9 -- STOCKHOLDERS' EQUITY

         PREFERRED STOCK: The holders of the Company's Preferred Stock are entitled to vote with the holders of the common stock on all matters, except as required by law, with each share of preferred stock currently outstanding having 10 votes. The preferred stock has a liquidation preference of $.10 per share over the common stock. The preferred stock does not provide for the payment of a stated rate of dividends, is not convertible into common stock and is not mandatorily redeemable by the Company.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

         STOCK ISSUED FOR CONSULTING SERVICES: On December 27, 1999, the Company issued 125,000 shares of its restricted common stock to a consultant in payment for services rendered to the Company. Such restricted common stock was valued at $548,437.

         STOCK GRANTED TO PRESIDENT: On December 31, 2000, the Company recorded the issuance of 500,000 shares of its common stock granted to the President in connection with his November 28, 2000 employment agreement. Such common stock was valued at $80,000, which represents the fair market value of the stock as of the date of grant.

         The Company has adopted the 1996 Stock Option Plan, ("1996 Plan") under which options to acquire up to 1,000,000 shares of Common Stock may be granted. In 2000, the 1996 Plan was amended to increase the number of options that may be granted to 2,200,000. The 1996 Plan is designed to serve as an incentive for retaining qualified and competent employees, directors, consultants and independent contractors of the Company. The 1996 Plan provides for the granting of both "incentive stock options " (as defined in Section 422 of the Code) and non-statutory stock options.

         The following summarizes the activity in the 1996 Plan:


                                                       DECEMBER 31, 2000                    DECEMBER 26, 1999
                                               -------------------------------          --------------------------------
                                                                   AVERAGE                              AVERAGE EXERCISE
                                               SHARES           EXERCISE PRICE          SHARES               PRICE
                                               ------           --------------          ------          -----------------
STOCK OPTIONS
Options at beginning of year                  1,337,067             $4.02               1,566,805            $3.18
Options granted                                  85,500             $1.97                 150,065            $3.82
Options exercised                                (5,000)            $2.25                 (31,510)           $2.06
Options cancelled                              (712,434)            $4.95                (348,293)           $1.41
Options at end of year                          705,133             $2.81               1,337,067            $4.02
At end of year:
Shares exercisable                              633,413             $2.08                 834,705            $3.62
Weighted-average fair value of options
granted during the year                              --             $0.96                      --            $1.07

         The Company has elected to follow APB Opinion No. 25, "Accounting for Stock Issued to Employees" in accounting for its employee and non-employee director stock options as permitted under SFAS No. 123, "Accounting for Stock-Based Compensation," and FASB Interpretation No. 44 "Accounting for Certain Transactions Involving Stock Compensation" and, accordingly, recognized no compensation expense for the stock option grants to employees and non-employee directors when the market price on the underlying stock on the date of grant equals the exercise price of the Company's stock option. Stock option grants issued to non-employees are accounted for in accordance with SFAS No.123.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

         The stock options generally vest over a two-year period and expire after five or 10 years from the date of grant.

         The Company granted options to acquire 45,500 restricted shares to employees and non-employee directors during 2000 and granted 113,065 in 1999. The Company granted options to acquire 40,000 shares to non-employees during 2000 and 37,000 in 1999. Vesting periods range from the date of grant to two years. The Company did not recognize any compensation expenses related to options issued to employees during 2000 and 1999. The Company recognized compensation expense amounting to $48,571 related to options issued to non-employees in 2000 and $1,898 in 1999.

         Pro forma information has been determined as if the Company had accounted for its employee stock options and restricted shares under the fair value method. The fair value of each option grant is estimated on the date of grant using the Black Scholes pricing model with the following range of assumptions: risk free interest rate of 7%, dividend yield of 0%, expected lives of seven years and expected volatility of .18% to .21%. Total compensation expense related to options included in pro forma net loss for fiscal 2000 and 1999, amounted to $321,057 and $306,041, respectively. Had compensation cost for the stock based compensation plan applicable to employees and non-employee directors been determined in accordance with SFAS No. 123, the Company's net loss would have been as follows:


                                                                         YEAR ENDED
                                                    ------------------------------------------------------
                                                        DECEMBER 31, 2000        DECEMBER 26, 1999
                                                    ---------------------------  -------------------------
      Net loss, as reported                                   $1,817,196                   $679,811
      Pro forma net loss                                       2,138,253                    985,852

      Pro forma loss per common share:
               Basic and diluted                                  $0.88                      $0.45


         The Company has approved but not implemented an employee stock ownership plan (ESOP) that covers all employees who have attained the age of 21 and have been credited with 1,000 hours of service, as defined in the plan. The Company would make annual contributions to the ESOP in such amounts as may be determined by the Board of Directors. As of March 27, 2001, the Company has not made any contributions to the ESOP.

NOTE 10 -- RELATED PARTY TRANSACTIONS

         Effective January 1, 1999, the Board of Directors approved an agreement providing for the prepayment of up to $155,000 of future bonuses to the Company's President with interest to be paid monthly by the President at an annual rate of 8.0% and the full amount of such prepayment payable by December 31, 2000. The outstanding prepaid salary and bonus from 1998 was incorporated into the new agreement. As of December 26, 1999, the prepaid bonus was $63,025.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

         In November 2000, the Company's Board of Directors modified the President's salary and bonus repayment arrangement. The modification provides that, among other things, in consideration of the President's agreement to restructure his executive employment agreement, the repayment of such prepaid salary and bonuses by the President to the Company will be deferred until December 31, 2002. At December 31, 2000, prepaid salary and bonuses amounted to approximately $152,200, which amount is included in prepaid expenses non-current in the accompanying balance sheet.

         In fiscal 2000 and 1999, the Company paid approximately $1,700 and $16,800, respectively, to a marketing and advertising company controlled by a member of the Board of Directors. In fiscal 2000, the Company paid approximately $18,000 in consulting fees to a member of the Board of Directors.

NOTE 11 -- SUBSEQUENT EVENT

         In January 2001, a lawsuit was filed in the United States District Court, Southern District of New York, against the Company and other unnamed individuals. Plaintiffs, as alleged assignees of the original purchaser of the 7% convertible debenture sold by the Company in March 2000, alleged that the Company failed to register the shares of the Company's common stock issuable upon conversion of the debenture and failed to pay penalties due as a result of such failure as called for by the registration rights agreement executed in connection with the sale of the debenture.

         On March 16, 2001, the Company entered into a settlement agreement which provides for the dismissal of the lawsuit, without prejudice, in exchange for the payment by the Company of $200,000 cash, the issuance of 200,000 common shares and the delivery of a 3-year 10% promissory note in the principal amount of $300,000 secured by a security interest in the Company's inventory and guaranteed by the Company's President. As a result of the settlement, the debenture was deemed paid in full and satisfied.

         In consideration for personally guaranteeing the promissory note, the Company's Board of Directors granted the President 500,000 warrants to purchase the Company's Common Stock at an exercise price of $.0625 per share (the fair market value of the Common Stock as of March 16, 2001).

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         The directors and executive officers of the Company are as follows:


                                                                                                     DIRECTOR
         NAME                                   AGE                     POSITION                        SINCE
         ----                                   ---                     --------                        -----
         Marc Douglas                           42        President, Chief Executive Officer           1996
                                                          and Director

         Ileen Little                           63        Vice President, Secretary and                1991
                                                          Director

         Stephen L. Wiley                       61        Chief Financial Officer and Director         1997

         Jay M. Haft                            65        Director                                     1998

         Howard L. Rothchild                    66        Director                                     1999


         MARC DOUGLAS founded the Company in 1991 and has served as its Chief Executive Officer since its inception, and, in February 1996, was elected President and a Director. Prior thereto, Mr. Douglas was Executive Director of Thrift Shops of West Broward, Inc., and Southeast Thrift Shops of South Broward, Inc., since 1986 and 1990, respectively. Mr. Douglas received his A.A. in Business from Miami Dade Community College and his B.S. in Business from Florida International University, Miami, Florida. Mr. Douglas is Ms. Little's son.

         In 1985, Mr. Douglas pled guilty to one count of wire fraud in a federal criminal action arising from his employment from 1980 to 1982 as a salesman of oil and gas leases for U.S. Oil & Gas Corporation. Mr. Douglas was sentenced to a 90-day jail term and five years' probation and, in addition, entered into a settlement agreement in a related civil action brought by the Federal Trade Commission, in connection with which he paid $65,000 as restitution.

         In 1989, Mr. Douglas, his spouse and M.J.S.S. Enterprises, Inc., a corporation for which Mr. Douglas was an officer, filed for bankruptcy protection. Both the personal and corporate bankruptcies were discharged in 1990.

         ILEEN LITTLE is currently the Vice President, Secretary and a Director of the Company. From its inception until February 1996, when she was elected to her current position, she acted as President and a Director of the Company. Prior to joining the Company, Ms. Little was President of Thrift Shops of West Broward, Inc., and Southeast Thrift Shops of South Broward, Inc., two companies which she co-founded in 1986 and 1990, respectively. Ms. Little received her B.S. in business from Brooklyn College. Ms. Little is Mr. Douglas' mother.

         STEPHEN L. WILEY became a Director of the Company and its Chief Financial Officer in 1997. Prior to joining the Company, Mr. Wiley had been Senior Vice-President and Chief Financial Officer of Linen Supermarket, Inc. since 1989. Linen Supermarket, Inc. was a private company that operated 120 specialty linen retail stores in six states. In February 1997, Linen Supermarket, Inc. filed for protection from its creditors under Chapter 13 of the Bankruptcy Code, which was converted to Chapter 11 in May 1997. Mr. Wiley has more than 30 years' experience in the retail industry, including more than 10 years with the W.R. Grace retail companies. Mr. Wiley received his B.S. in Industrial Management from Purdue University in West Lafayette, Indiana and his M.B.A. from the University of Edinburgh in Edinburgh, Scotland.

         JAY M. HAFT has been a Director of the Company since January 1, 1998. Mr. Haft is also a director of numerous public and private corporations, including RSVI, Inc., NCT Group, Inc., DCAP, Inc., Encore Medical Corporation, DUSA Pharmaceuticals, Inc., and Oryx Technology Corp. He is a graduate of Yale College and Yale Law School.

         HOWARD L. ROTHCHILD has been a Director of the Company since June 1999. Mr. Rothchild is President of JES/Comm, Inc., a marketing consultant, who provides services to the Company. He is also Vice President/Corporate Communications, Let's Talk Cellular & Wireless, Inc., a national 241-store retail chain of wireless products and services, Director of Business Development of Gold Coast Advertising, Inc., a full service advertising agency in Miami, Florida. Mr. Rothchild has over 30 years experience in marketing and advertising. He received his B.S. from University of Vermont, and his M.A. in Advertising from the University of Pittsburgh.

         Directors of the Company hold their offices until the next annual meeting of the Company's shareholders and until their successors have been duly elected and qualified.

         Officers of the Company hold office until the first meeting of the Board of Directors following the annual meeting of the Company's shareholders and until their successors have been chosen and qualified, subject to early removal by the Board of Directors.

         The non-employee directors of the Company receive compensation in the form of options to purchase shares of the Company's Common Stock. The two non-employee directors of the Company were granted 44,000 stock options in 2000 at exercise prices of $4.938, $4.00, $1.50, $0.875 and $0.531 per share, the fair market values of the Common Stock on the dates of the grant. As long as they continue to serve as a director, they will receive additional grants at the then fair market value of 5,000 options at the end of each quarter and 2,000 options each anniversary of their appointment to the Board of Directors.

         Effective January 1, 1998, the Company entered into a consulting agreement with Jay M. Haft, a director of the Company, pursuant to which Mr. Haft is assisting the Company in developing, studying and evaluating capital-raising and proposals to expand the Company's business, including through mergers and acquisitions. The agreement is for a six-month term that automatically renews for additional six-month terms unless terminated by the Company or Mr. Haft at least 15 days prior to the end of the then-current term. As compensation for his services under the agreement, the Company granted to Mr.

Haft five-year options to purchase 66,000 shares of the Company's Common Stock at a price of $2.00 per share. The options vest as follows: 5,000 upon execution of the consulting agreement, 5,000 at the end of the initial six-month term, and 14,000 at the end of every six-month period thereafter until all of the options are vested and exercisable. Any unvested options will be cancelled if the consulting agreement is terminated by either party.

         During 1998, the Board of Directors established Audit and Compensation Committees. Mr. Rothchild chairs the Audit Committee and its other members are Messrs. Haft and Wiley. Mr. Haft chairs the Compensation Committee and its other members are Messrs. Rothchild and Douglas.

ITEM 10. EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth information with respect to the total compensation earned by, or paid to, the Company's Chief Executive Officer and President, Chief Financial Officer and Vice President (the "Named Executive Officers"), for services rendered to the Company during 2000, 1999 and 1998. No other executive officer of the Company earned total salary and bonus in excess of $100,000 during the fiscal years 2000, 1999 and 1998.


                                                                                                              LONG-TERM
                                                        ANNUAL COMPENSATION                              COMPENSATION AWARDS
                                --------------------------------------------------------------           ---------------------
                                                                                 OTHER ANNUAL              SHARES UNDERLYING
NAME AND PRINCIPAL POSITION     YEAR           SALARY($)         BONUS           COMPENSATION                   OPTIONS
----------------------------    -----          ---------         -----           -------------           ---------------------
Marc Douglas                    2000           382,130           82,294          167,779(1)(2)                      --
Chief Executive Officer         1999           380,666           92,241          124,570(1)                         --
                                1998           346,060           88,646          111,132(1)                         --

Ileen Little, Vice              2000           136,400            7,000          (3)                            20,000
President and Secretary         1999           139,600               --          (3)                                --
                                1998           139,600

Stephen L. Wiley, Chief         2000           133,691               --          (3)                                --
Financial Officer               1999           137,500               --          (3)                             5,000
                                1998           137,500               --          (3)                            33,750


--------

(1) Includes advances amortized into operations as compensation, personal use of Company car, life insurance payments and payments in lieu of vacation time.

(2) Perquisites and other personal benefits paid to the Named Executive Officers for the periods indicated did not exceed 10% of the total of annual salary and bonus reported.

(3) Perquisites and other personal benefits paid to the Named Executive Officers for the periods indicated did not exceed 10% of the total of annual salary and bonus reported.

         EXECUTIVE EMPLOYMENT AGREEMENTS. Effective as of November 28, 2000, the Company restructured the employment agreement with its President. As modified, the agreement provides for an annual salary of $343,000. In addition, the restructuring eliminated the future automatic annual 10% salary increase and the bonus of 1% of the annual sales, and reduced his vacation from 6 weeks to 4 weeks. The employment agreement provides for a $12,000 reimbursement for the annual premium for the Executive's existing life insurance policy, Company-paid health insurance for himself and his dependents, disability insurance for himself, reimbursement for reasonable and necessary out-of-pocket expenses incurred in the performance of his duties, including, but not limited to, travel and entertainment expenses, four weeks' paid vacation annually, an automobile allowance of $1,000 per month, and all other benefits, including participation in all retirement and other benefit plans, as may be generally available from time to time to officers and employees of the Company.

         The employment agreement generally provides that in the event of termination due to death, the Company shall pay 12 months salary to the Executive's estate; in the event of termination due to disability, after 180 days absence and upon a 30-day notice, the Company shall pay the Executive full salary and all benefits for 12 months; in the event of termination for cause, the Company shall pay the Executive through the date of termination. The employment agreement provides that in the event of a change of control, the Company or any successor company will continue to employ the Executive until the later of (i) three years following the date of the change of control, or (ii) the scheduled expiration date of the employment term, and in either case the terms of the employment agreement shall continue to apply. If following a change in control, the Executive's employment is terminated, or titles, position, duties, responsibilities and status of the Executive are changed, the Executive would receive a lump sum cash payment equal to three times the aggregate compensation paid or payable to the Executive for the 12-month period immediately preceding the date of termination.

         In consideration for the restructuring of the President's employment agreement, the Board agreed to grant to him options to purchase 750,000 shares of the Company's common stock at an exercise price of $0.21875 or, in the alternative, 500,000 shares of the Company's common stock, with a final determination to be made by the Compensation Committee no later than February 28, 2001. On February 19, 2001, the Compensation Committee determined that the grant would be 500,000 shares of the Company's common stock. The Company has recorded the issuance of the 500,000 common shares at a fair market value of $80,000 as of December 31, 2000.

         STOCK OPTIONS HELD AT YEAR END. The following table indicates the total number and value of exercisable and unexercisable stock options held by the Company's Named Executive Officers as of December 31, 2000. No options were exercised by the Named Executive Officers during 2000.


                                                                                        VALUE OF UNEXERCISED
                                       NUMBER OF UNEXERCISED                            IN-THE-MONEY OPTIONS
                                    OPTIONS AT FISCAL YEAR END                         AT FISCAL YEAR END (1)
                            --------------------------------------------    ---------------------------------------------
          NAME                  EXERCISABLE            UNEXERCISABLE            EXERCISABLE            UNEXERCISABLE
          ----                  -----------            -------------            -----------            -------------
Marc Douglas                       105,000(2)                 --                     --                       --
Ileen Little                        43,000                    --                     --                       --
Stephen L. Wiley                    33,750                    --                     --                       --


------------------------------

(1)  Based on a closing price on December 29, 2000 of $0.17 per share.

(2) Includes options granted in 1998, which vested 30% of the shares (105,000) as the Company's 1999 total store expenses as a percentage of total sales were less than 47.5%.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Prior to 1998, the full Board of Directors determined the compensation for the Company's executive officers. In 1998, the Board established a Compensation Committee, which establishes the compensation for the Company's executive officers. Mr. Douglas, the Company's President, is a member of the Compensation Committee.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of March 27, 2001, regarding the Company's Common Stock owned of record or beneficially by
(i) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and executive officer, and (iii) all directors and executive officers as a group. Each shareholder listed below has sole voting and investment power.

                                                 AMOUNT AND
                                                  NATURE OF                 PERCENT OF
                                            BENEFICIAL OWNERSHIP              COMMON               PERCENT OF TOTAL
NAME AND ADDRESS                               OF COMMON STOCK          BENEFICIALLY OWNED         VOTING POWER(1)
----------------                               ---------------          ------------------         ---------------
Marc Douglas                                    2,155,000(3)                      59.0%                  75.7%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

Ileen Little                                       43,000(3)                       1.4%                   0.8%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

Stephen L. Wiley                                   33,750(3)                       1.1%                   0.6%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009


                                                 AMOUNT AND
                                                  NATURE OF                 PERCENT OF
                                            BENEFICIAL OWNERSHIP              COMMON               PERCENT OF TOTAL
NAME AND ADDRESS                               OF COMMON STOCK          BENEFICIALLY OWNED         VOTING POWER(1)
----------------                               ---------------          ------------------         ---------------

Jay M. Haft                                       138,000(3)                       4.3%                   2.4%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

Howard Rothchild                                   15,000(3)                       0.5%                   0.3%
3141 W. Hallandale Beach Blvd.
Hallandale, Florida 33009

1997 Ileen Little                                 150,000(3)                       4.7%                   2.6%
Irrevocable Family Trust
c/o Barry Nelson, Esq., Trustee
19495 Biscayne Boulevard
Aventura, Florida 33180

All directors and executive officers as         2,384,750(2)(3)                   61.4%                  76.5%
a group (five persons)

------------------------------
(1) The Common Stock votes together with the Series A Preferred Stock on all matters, except as otherwise legally required. The Series A Preferred Stock entitles the holder to 10 votes per share and the Common Stock entitles the holder to one vote per share. Mr. Douglas holds 250,000 shares of Series A Preferred Stock, which are reflected in Mr. Douglas' percentage of total voting power.

(2) Does not include 150,000 shares of Common Stock underlying options held by the 1997 Ileen Little Irrevocable Family Trust (the "Trust") of which Mr. Douglas is the beneficiary. Mr. Douglas does not exercise voting or dispositive control of the shares underlying options held by the Trust. Of Mr. Douglas' total shares, 6,000 shares are held of record by Douglas Family Holdings, Inc. ("Douglas Holdings"), a corporation of which Mr. Douglas is the sole shareholder, and 400,000 shares are held of record by Douglas Family Limited Partnership, of which Douglas Holdings is the general partner; 105,000 shares are issuable upon the exercise of options exercisable within 60 days; and 500,000 shares are issuable upon the exercise of warrants granted to Mr. Douglas in connection with Mr. Douglas' guarantee of a Company note. See Item 12. Certain Relationships and Related Transactions.

(3)      Shares underlying options exercisable within 60 days.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective January 1, 1999, the Board of Directors approved a new agreement providing for the prepayment of up to $155,266 of future bonuses of the Company's President with interest to be paid monthly at an annual rate of 8.0% payable by December 31, 2000. The outstanding prepaid salary and bonus from 1998 was incorporated into the new agreement. As of December 26, 1999, the prepaid bonus was $63,025.

         In November 2000, the Company's Board of Directors modified the President's salary and bonus repayment arrangement. The modification provides that, among other things, in consideration of the President's agreement to restructure his executive employment agreement, the repayment of such prepaid salary and bonuses by the President to the Company will be deferred until December 31, 2002. At December 31, 2000, prepaid salary and bonuses amounted to approximately $152,200, which amount is included in the prepaid expenses non-current in the Company's balance sheet. See Item 7. "Financial Statements - Notes to Consolidated Financial Statements - Note 8."

         In March 2001, Marc Douglas, the Company's President, agreed to guarantee the payment of the promissory note delivered by the Company in settlement of the lawsuit described under Item 3. Legal Proceedings. In exchange for his personal guarantee, Mr. Douglas was granted warrants to purchase 500,000 shares of Common Stock at a price of $.0625 per share.

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

         (a)      Exhibits

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

3.1               Amended and Restated Articles of Incorporation of the
                  Company(1)

3.2               Amended and Restated Bylaws of the Company(1)

4.1               Statement of Designation of Series A Preferred Stock(1)

4.2               Form of Common Stock Certificate(1)

4.3               Form of Warrant Agent Agreement with attached Form of
                  Warrant(1)

10.1              Employment Agreement dated November 28, 2000 with Marc
                  Douglas*(2)

10.2              1996 Stock Option Plan, as amended*(3)

10.3 Agreement to Purchase Salvageable Property between Hallandale Thrift, Inc., d/b/a the Jewish Bargain Thrift Shop, and Temple in the Pines, d/b/a Beth Ahm Israel, as amended(1)

10.4 Agreement to Solicit Salvageable Property between Hallandale Thrift Management, Inc. and Temple in the Pines, d/b/a Beth Ahm Israel, as amended(1)

10.5 Agreement to Purchase Salvageable Property between Thrift Shops of South Broward, Inc. d/b/a Community Thrift Shop, Thrift Shops of West Dade, Inc. and Missing Children Awareness Foundation, Inc., as amended(1)

10.6 Agreement to Solicit Salvageable Property between the Company and Missing Children Awareness Foundation, Inc., as amended(1)

10.7 Consulting agreement dated January 1, 1998 between the Company and Jay M. Haft(4)

EXHIBIT NO.       DESCRIPTION OF EXHIBIT
-----------       ----------------------

10.8 Promissory Note dated effective May 30, 2000 from Marc Douglas, as maker, to the Company(2)

10.9 Agreement to Solicit Property between Hallandale Thrift Management, Inc. and Samuel M. and Helen Soref Jewish Community Center, Inc. dated April 8, 1998(2)

10.10 Agreement to Purchase Property between Thrift Shops of North Lauderdale, Inc. and Samuel M. and Helen Soref Jewish Community Center, Inc. dated April 8, 1998(3)

10.11 Amendment dated January 1, 2000 by and between the Company and the Missing Children Awareness Foundation, Inc.(6)

21.1              Subsidiaries of the Registrant(6)

-----------------------
*    Management compensation plan or arrangement

(1) Incorporated by reference from the exhibit filed with the Company's Registration Statement on Form SB-2 (File No. 333-5190-A).

(2)  Filed herewith.

(3) Incorporated by reference from the exhibit filed with the Company's Post-Effective Amendment No. 2 to Form SB-2.

(4) Incorporated by reference from the exhibit filed with the Company's Annual Report on Form 10-KSB for the year ended December 27, 1998.

(5) Incorporated by reference from the exhibit filed with the Company's Annual Report on Form 10-KSB for the year ended March 29, 1998.

(6) Incorporated by reference from the exhibit filed with the Company's Quarterly Report on Form 10-QSB for the quarter ended March 29, 1998.

          (b) The Company did not file any Reports on Form 8-K during the fourth quarter of the year ended December 31, 2000.

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused its Annual Report on Form 10-KSB to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              THRIFT MANAGEMENT, INC.

Date:  March 29, 2001                         By: /s/ Marc Douglas
                                                  -----------------------------
                                                  Marc Douglas, President and
                                                  Chief Executive Officer

         In accordance with the Securities Exchange Act of 1934, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Dated:   March 29, 2001                                    By: /s/ Marc Douglas
                                                               ---------------------------------------------------
                                                               Marc Douglas, President, Chief Executive Officer
                                                               and Chairman of the Board of Directors (principal
                                                               executive officer)

Dated:   March 29, 2001                                    By: /s/ Stephen L. Wiley
                                                               ---------------------------------------------------
                                                               Stephen L. Wiley, Chief Financial Officer and
                                                               Director (principal financial and accounting
                                                               officer)

Dated:   March 29, 2001                                    By: /s/ Ileen Little
                                                               ---------------------------------------------------
                                                               Ileen Little, Vice President, Secretary and
                                                               Director

Dated:   March 29, 2001                                    By: /s/ Jay M. Haft
                                                               ---------------------------------------------------
                                                               Jay M. Haft, Director

Dated:   March 29, 2001                                    By: /s/ Howard L. Rothchild
                                                               ---------------------------------------------------
                                                               Howard L. Rothchild, Director


                                   APPENDIX B

             THRIFT MANAGEMENT, INC. QUARTERLY REPORT ON FORM 10-QSB
                         FOR QUARTER ENDED APRIL 1, 2001

                                   FORM 10-QSB
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

[X] QUARTERLY REPORT UNDER TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       For the quarterly period ended APRIL 1, 2001

[ ] TRANSITION REPORT UNDER TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       For the transition period from ______________ to ____________________

                          Commission File No. 000-30011
                                              ---------

                             THRIFT MANAGEMENT, INC.
        -----------------------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in Its Charter)

             FLORIDA                                         65-0309540
             -------                                     -----------------
    (State or Other Jurisdiction of                      (I.R.S. Employer
    Incorporation or Organization)                       Identification No.)

                       3141 W. HALLANDALE BEACH BOULEVARD
                            HALLANDALE, FLORIDA 33009
                            -------------------------
                    (Address of Principal Executive Offices)

         Issuer's telephone number, including area code: (954) 985-8430
                                                         --------------


Check whether the Issuer: (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports, and (2) has been subject to such filing requirements for the past 90 days.

                                    YES [X]           NO [  ]

State the number of shares outstanding of each of the Issuer's classes of common equity as of the latest practical date: At May 14, 2001, there were outstanding 3,247,210 shares of Common Stock, $.01 par value.

Transitional Small Business Disclosure Format:    YES  [  ]         NO  [X]

                             THRIFT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                              INDEX TO FORM 10-QSB


                                                                                                                PAGE
                                                                                                                ----
PART I - FINANCIAL INFORMATION

Item 1.  Financial Statements

         Consolidated Balance Sheet as of April 1, 2001 (unaudited)..............................................1

         Consolidated Statements of Operations for the three months ended April 1, 2001 and March 26,
                  2000 (unaudited)...............................................................................2

         Consolidated Statements of Cash Flows for the three months ended April 1, 2001 and March 26,
                  2000 (unaudited)...............................................................................3

         Notes To Consolidated Financial Statements (unaudited)..................................................4

Item 2. Management's Discussion and Analysis of  Financial Condition and Results of Operations...................7

PART II - OTHER INFORMATION

Item 2.  Changes in Securities...................................................................................9

Item 6. Exhibits and Reports on Form 8-K.........................................................................9

Signatures......................................................................................................10


                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                                         APRIL 1, 2001
                                                                   --------------------------
ASSETS

CURRENT ASSETS                                                         $   243,836
         Cash and cash equivalents                                         482,885
         Merchandise inventories                                            60,861
                                                                       -----------
                  TOTAL CURRENT ASSETS                                     787,582

EQUIPMENT, FIXTURES AND IMPROVEMENTS, net                                  694,686

PREPAID EXPENSES - NON-CURRENT                                             202,073

DEFERRED TAX ASSETS                                                        311,000

OTHER ASSETS                                                                86,210
                                                                       -----------
         TOTAL ASSETS                                                  $ 2,081,551
                                                                       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
         Accounts payable                                              $   272,555
         Accrued expenses                                                  304,804
         Note payable - short-term                                          90,229
                                                                       -----------
         TOTAL CURRENT LIABILITIES                                         667,588

LONG-TERM LIABILITIES
         Note payable -- long-term                                         209,771
                                                                       -----------
         TOTAL LIABILITIES                                                 877,359

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
         Preferred stock: $.01 par value, authorized 1,500,000
             shares, issued and outstanding 250,000 shares                   2,500
         Common stock: $.01 par value, authorized 15,000,000
             shares, issued and outstanding 3,047,210 shares                30,472
         Additional paid-in capital                                      4,086,499
         Accumulated deficit                                            (2,915,279)
                                                                       -----------
         TOTAL STOCKHOLDERS' EQUITY                                      1,204,192
                                                                       -----------

         TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                                      $ 2,081,551
                                                                       ===========


See accompanying notes.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                       THREE MONTHS ENDED
                                              ---------------------------------
                                                APRIL 1,           MARCH 26,
                                                  2001                 2000
                                              -----------          -----------

Net sales                                     $ 2,498,858          $ 2,449,296

Cost of goods sold                              1,351,618            1,459,622
                                              -----------          -----------

GROSS PROFIT                                    1,147,240              989,674

Selling, general and administrative
    expenses                                    1,104,255            1,229,032
Officer's bonus incentive                              --               24,726
                                              -----------          -----------

         TOTAL OPERATING EXPENSES               1,104,255            1,253,758
                                              -----------          -----------

PROFIT (LOSS) FROM OPERATIONS                      42,985             (264,084)

Loss on disposal of fixed assets                  137,316                   --
Interest expense                                   17,453                1,151
Interest income                                    (9,347)              (5,221)
                                              -----------          -----------

         (LOSS) BEFORE
         EXTRAORDINARY ITEM                      (102,437)            (260,014)

Extraordinary gain on convertible
debenture settlement                              408,552                   --
                                              -----------          -----------
         NET INCOME (LOSS)                    $   306,115          $  (260,014)
                                              ===========          ===========

Basic earnings (loss) per share
    (Loss) before extraordinary item          $     (0.03)         $     (0.11)
    Extraordinary item, net of tax                   0.14                   --
                                              -----------          -----------
         Net income (loss)                    $      0.11          $     (0.11)
                                              ===========          ===========

Diluted earnings (loss) per share
     (Loss) before extraordinary item         $     (0.04)         $     (0.11)
     Extraordinary item, net of tax                  0.14                   --
                                              -----------          -----------
         Net income (loss)                    $      0.10          $     (0.11)
                                              ===========          ===========


Weighted average number of shares:

    Basic:                                      2,897,210            2,343,460
                                              ===========          ===========
    Diluted:                                    2,944,647            2,343,460
                                              ===========          ===========

See accompanying notes.

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 THREE MONTHS ENDED
                                                                            -------------------------------
                                                                             APRIL 1,           MARCH 26,
                                                                              2001                 2000
                                                                            ---------          -----------
Cash flows from operating activities:
    Net income (loss)                                                       $ 306,115          $  (260,014)
    Adjustments to reconcile net income (loss) to
         Net cash used in operating activities:
             Depreciation and amortization                                     39,642               40,627
             Loss on disposal of fixed assets                                 137,316                   --
             Amortization of prepaid consulting expenses paid
                  with common stock and warrants                               66,771              137,109
             Stock options issued to directors and a
                  consultant for services                                          --               40,930
             Extraordinary gain on convertible debenture settlement          (408,552)                  --

Changes in assets and liabilities:
    Decrease in merchandise inventories                                            --               27,855
    (Increase) in prepaid expenses and other assets                           (67,774)            (163,097)
    Increase in accounts payable                                               81,375                2,722
    (Decrease) Increase in accrued expenses                                  (115,606)             128,023
                                                                            ---------          -----------
         Total adjustments                                                   (266,828)             214,169
                                                                            ---------          -----------
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                            39,287              (45,845)
                                                                            ---------          -----------

Cash flows from investing activities:
    Purchase of property and equipment                                           (287)             (16,494)
    Proceeds from sale of fixed assets                                          8,000                   --
                                                                            ---------          -----------

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                             7,713              (16,494)
                                                                            ---------          -----------

Cash flows from financing activities:

    Options exercised                                                              --               11,250
    Proceeds from convertible debenture                                            --            1,000,000
    Cash payment - convertible debenture settlement                          (200,000)                  --
                                                                            ---------          -----------
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES                          (200,000)           1,011,250
                                                                            ---------          -----------
         NET (DECREASE) INCREASE IN CASH                                     (153,000)             948,911

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                               396,836              186,666
                                                                            ---------          -----------

CASH AND CASH EQUIVALENTS - END OF PERIOD                                   $ 243,836          $ 1,135,577
                                                                            =========          ===========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
    INFORMATION:
    Cash paid during the period for:
         Interest                                                    $             --     $             --
                                                                            =========          ===========
         Income taxes                                                $             --     $             --
                                                                            =========          ===========


See accompanying notes.

                             THRIFT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                              NOTES TO CONSOLIDATED

                        FINANCIAL STATEMENTS (UNAUDITED)

(1)      BASIS OF PRESENTATION

         The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for a fair statement of results for the interim periods.

         The results of operations for the three months ended April 1, 2001 are not necessarily indicative of the results to be expected for the full year.

         These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Form 10-KSB for the year ended December 31, 2000 of Thrift Management, Inc. (the "Company" or "TMI").

(2)      ORGANIZATION

         The consolidated financial statements at April 1, 2001 include the accounts of the Company, Hallandale Thrift Management, Inc. ("HTMI"), Thrift Shops of South Broward, Inc. ("TSSB"), Thrift Shops of West Dade, Inc. ("TSWD"), Hallandale Thrift, Inc. ("HTI"), North Broward Consignment, Inc. ("NBCI"), Thrift Shops of North Lauderdale, Inc. ("TSNL"), Thrift Retail, Inc. ("TRI"), Thrift Management Canada, Inc. ("TMCI"), Thrift Export, Inc. ("TEI"), Thrift Holdings, Inc. ("THI") and Collectiblesandart.com, Inc. ("CACI"). (HTMI, TSSB, TSWD, HTI, NBCI, TSNL, TRI, TMCI, TEI, THI and CACI are collectively referred to herein as the "Subsidiaries.") All significant inter-company accounts and transactions have been eliminated in consolidation.

(3)      STOCKHOLDERS' EQUITY

         On March 21, 2000, the Company completed a private placement of a 7% convertible debenture with a principal amount of $1,000,000 (the "Debenture"). The Debenture was to mature on March 21, 2003, and would be automatically convertible into shares of the Company's common stock at a conversion rate equal to the lower of (i) 80% of the five-day average closing bid price as reported for the five consecutive trading days prior to the conversion date; or (ii) 80% of the five-day average closing bid price as reported for the five consecutive trading days prior to the issuance of the Debenture (the "Conversion Price") subject to adjustment as provided in the Debenture. Interest on the Debenture is payable at the time of conversion in cash or in shares of the Company's common stock, at the Company's option.

         The net proceeds to the Company from the sale of the Debenture totaled $825,000. The placement agent received a cash commission of $130,000, plus reimbursement of legal fees, and a five-year warrant to purchase 50,000 shares of the Company's common stock at an exercise price equal to 110% of the Conversion Price of the Debenture, subject to adjustment under the terms of such warrant. The expenses related to this agreement were being amortized over the 36-month period commencing March 21, 2000.

         In January 2001, a lawsuit was filed in the United States District Court, Southern District of New York, against the Company and other unnamed individuals. The plaintiffs, as alleged assignees of the original purchaser of the Debenture, alleged that the Company failed to register the shares of the Company's common stock issuable upon conversion of the Debenture and failed to pay penalties due as a result of such failure as called for by the registration rights agreement.

         On March 16, 2001, the Company entered into a settlement agreement which provides for the dismissal of the lawsuit, without prejudice, in exchange for the payment by the Company of $200,000 cash, the issuance of 200,000 shares of common stock valued at $32,000, the fair market value as of March 16, 2001, and the delivery of a three-year 10% promissory note in the principal amount of $300,000 secured by a security interest in the Company's inventory and guaranteed by the Company's President. As a result of the settlement, the Debenture was deemed paid in full and satisfied.

         In consideration for personally guaranteeing the promissory note, the Company's Board of Directors granted the President five-year warrants to purchase 500,000 shares of the Company's common stock at an exercise price of $.0625 per share (the fair market value of the common stock as of March 16, 2001).

         All remaining capitalized expenses related to the Debenture not amortized (which totaled $130,410) were included in the calculation of the gain on the Debenture settlement in the three-month period ended April 1, 2001. The reversal of the accrued Debenture interest expense in the amount of $70,962 was also included as part of the calculation of the gain on the Debenture settlement recorded in the three months ended April 1, 2001. The gain on the Debenture settlement agreement recorded in the three months ending April 1, 2001 amounted to $408,552.

(4)      CASH AND CASH EQUIVALENTS

         At April 1, 2001, the Company had cash and investments in various bank money market accounts and non-operating accounts with an aggregate value of $243,836.

(5)      STOCK OPTION PLAN

         During the first quarter of fiscal year 2001, the Company granted a total of 22,000 stock options to its outside directors under the Company's 1996 Stock Option Plan at exercise prices equal to the fair market value of the common stock on dates of the grant. These options generally vest next year and expire no later than 2006.

(6)      COMMITMENTS

         Effective January 1, 1999, the Board of Directors approved an agreement providing for the prepayment of up to $155,000 of future bonuses to the Company's President, with interest to be paid monthly by the President at an annual rate of 8.0% with the entire prepayment payable by December 31, 2000.

         In November 2000, the Company's Board of Directors modified the President's salary and bonus prepayment arrangement. The modification provides that, among other things, in consideration of the President's agreement to restructure his executive employment agreement, the repayment of such prepaid salary and bonuses by the President to the Company will be deferred until December 31, 2002. An increase in the amount prepaid to $200,600 was later approved by the Board. At April 1, 2001, prepaid salary and bonuses totaled $200,600, which is included in prepaid expenses non-current in the accompanying balance sheet.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

         RESULTS OF OPERATIONS - FOR THE THREE MONTHS ENDED APRIL 1, 2001 AND MARCH 26, 2000

         Revenues for the three months ended April 1, 2001 and March 26, 2000 totaled $2,498,858 and $2,449,296, respectively. Sales increased $49,562, or 2.0%, for the first quarter of 2001 compared to the first quarter of 2000. On May 9, 2000, the Company closed its Pompano Beach store. Revenues for the first quarter of 2000 reflected sales of $132,093 from the Pompano Beach store, which were not realized in the first quarter of 2001 as a result of the Pompano Beach store closing. The same-store sales for the three months ending April 1, 2001 increased 7.6% as compared to the 5.4% decrease in the first quarter ending March 26, 2000.

         The Company's gross profit for the first quarter of 2001 increased $157,566, or 15.9%, to $1,147,240, as compared to $989,674 for the first quarter of 2000. The gross profit margin increased from 40.4% in the first quarter of 2000 to 45.9% in the first quarter of 2001 and is attributable to the decrease in the cost of goods sold. The Company's cost of goods sold decreased as a result of the Company's decreased dependency on purchases of inventory in bulk from independent contract collectors and the increased efficiency of the Company's solicitation programs.

         Operating expenses for the first quarter of 2001 decreased $149,503, or 11.9%, to $1,104,255 from $1,253,758 for the first quarter of 2000, reflecting the impact of various special expenses incurred in the first quarter of 2001 and 2000. Selected additional operating expenses for the three months ending April 1, 2001 and March 26, 2000 included:

                                                       APRIL 1, 2001          MARCH 26, 2000
                                                   ---------------------     -----------------
Amortization of investor relations consulting
    expenses paid with common stock                $             --            $137,109

Amortization of financial consulting expenses
    paid with warrants to purchase common stock              66,771                  --

Amortization of debenture expenses                              959                 959

Start-up expenses of Company's
    internet subsidiary                                      82,659              48,539

Compensation expenses related to stock options
    issued to outside directors for services                     --              40,930
                                                           ========            ========
    Total                                                  $150,389            $227,537


         The $77,148 decrease in these selected additional operating expenses, combined with a decrease in corporate overhead amounting to $79,339, which was primarily the result of lower payroll expenses, was offset by an increase in store operating expenses amounting to $6,984.

         The same-stores operating profit (before corporate overhead) in the first quarter ended April 1, 2001 increased $128,749, or 28.6%, as compared to the first quarter of 2000, which is largely the result of the 7.6% increase in same store sales combined with the decrease of cost of goods sold, which resulted in a 19.7% increase in same-store gross profit.

         The net loss before extraordinary gain on debenture settlement was $102,437 in the quarter ending April 1, 2001. Net income, after the $408,552 gain, was $306,115 for the three months ending April 1, 2001, as compared to a net loss of $260,014 for the first quarter of 2000.

         LIQUIDITY AND CAPITAL RESOURCES

         At April 1, 2001, the Company had working capital of $119,994 as compared to working capital of $365,237 at March 26, 2000.

         Cash and cash equivalents at April 1, 2001 totaled $243,836, as compared to $396,836 at December 31, 2000, a decrease of $153,000. Net cash provided by operating activities totaled $39,287 for the three months ending April 1, 2001, as compared to $45,845 net cash used in operating activities for the three months ending March 26, 2001. The cash used in the purchase of property and equipment totaled $287 and was offset by $8,000 proceeds from sale of fixed assets. The net cash used in financing activities in the three months of 2001 was for the $200,000 representing the cash payment for Debenture settlement, whereas in 2000 the $1,011,250 in cash provided by financing activities was primarily the result of the issuance of the Debenture. The Company believes that its current capital resources, together with the expected cash flow from its operations, will be sufficient to meet its anticipated working capital requirements through 2001. There can be no assurances, however, that such will be the case.

         The Company is currently operating its Internet subsidiary, Collectiblesandart.com, Inc. on a very limited basis. The Company, to date, has not been able to obtain additional capital in order to complete the development of this operation.

         In an effort to increase shareholder value, the Company's Board of Directors is currently evaluating various options, including a possible reorganization of the Company and other possible acquisitions, the terms of which are not known at this time. There can be no assurances that the Company will enter into any such transaction, however, or that if a transaction is entered into, the Company's shareholders will realize any benefits in the short term or otherwise.

         INFLATION AND SEASONALITY

         Although the Company cannot accurately determine precisely the effects of inflation, management does not believe that inflation currently has a material effect on the Company's sales or results of operations.

         The Company's operations are located in South Florida, which has numerous part-time residents during the winter. The Company's results of operations reflect the seasonable nature of this market, with donations and sales of merchandise being higher in the winter months.

                           PART II - OTHER INFORMATION

ITEM 2. CHANGES IN SECURITIES

         In March 2001, the Company issued 200,000 shares of its common stock to plaintiffs in a lawsuit filed against the Company as part of the Debenture settlement agreement. The Company did not pay fees or commissions in connection with this issuance. This issuance was exempt from registration pursuant to
Section 4 (2) of the Securities Act.

         In March 2001, the Company issued five-year warrants to purchase 500,000 shares of the Company's common stock at an exercise price of $0.0625 per share (the fair market value as of March 16, 2001) to the Company's President in consideration for his agreeing to guarantee the $300,000 promissory note that was delivered in the Debenture settlement agreement.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

         (a)      Exhibits:

                  EXHIBIT NUMBER    DESCRIPTION
                  --------------    -----------

                  11                 Statement re: computation of per
                                     share earnings

         (b)      Reports on Form 8-K:

                  The Company did not file any current reports on Form 8-K during the quarter ended April 1, 2001.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  THRIFT MANAGEMENT, INC.

                                  BY: /s/   MARC DOUGLAS
                                  ---------------------------------------------
                                  Marc Douglas, President and Chief
                                  Executive Officer (Principal Executive
                                  Officer)
Date: May 16, 2001
                                  /s/   STEPHEN L. WILEY
                                  ---------------------------------------------
                                  Stephen L. Wiley, Chief Financial Officer
                                  (Principal Accounting and Financial Officer)

                    THRIFT MANAGEMENT, INC. AND SUBSIDIARIES

          EXHIBIT 11 - STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS

         THE FOLLOWING TABLE PRESENTS THE COMPUTATION OF BASIC AND DILUTED LOSSES PER SHARE:


                                                                     THREE MONTHS ENDED
                                                          ----------------------------------------
                                                               APRIL 1,               MARCH 26,
                                                                2001                      2000
                                                           -------------             -------------
         Numerator:
Net (loss) before extraordinary gain                       $    (102,437)            $    (260,014)

Extraordinary gain on debenture settlement                       408,552                        --
                                                           -------------             -------------
Net income (loss)                                          $     306,115             $    (260,014)
                                                           =============             =============

    Denominator:
Denominator for basic income (loss) per
    share - weighted-average shares                            2,897,210                 2,343,460

Effect of dilutive securities:
    Stock options                                                 47,437                        --
                                                           -------------             -------------
Denominator for diluted income (loss) per share                2,944,647                 2,343,460
                                                           =============             =============

    Income (Loss) per share:

Basic

Net (loss) before extraordinary gain                       $       (0.03)            $       (0.11)
Extraordinary gain on debenture settlement                          0.14                        --
                                                           -------------             -------------
Net income (loss)                                          $        0.11             $       (0.11)
                                                           =============             =============

Diluted

Net (loss) before extraordinary gain                       $       (0.04)            $       (0.11)
Extraordinary gain on debenture settlement                          0.14                        --
                                                           -------------             -------------
Net income (loss)                                          $        0.10             $       (0.11)
                                                           =============             =============


                                   APPENDIX C

             PURCHASE AGREEMENT BETWEEN THRIFT MANAGEMENT, INC. AND
                              THRIFT VENTURES INC.

                               PURCHASE AGREEMENT

                                     BETWEEN

                             THRIFT MANAGEMENT, INC.

                                       AND

                              THRIFT VENTURES INC.

                                TABLE OF CONTENTS

                                                                                                           PAGE NO.
                                                                                                           --------

ARTICLE I             SALE OF ASSETS.............................................................................1

         1.1      Sale of Acquired Assets........................................................................1

         1.2      Limited Assumption of Obligations and Liabilities..............................................2

         1.3      Consents.......................................................................................2

         1.4      Shareholders' Approval.........................................................................2

ARTICLE II            PURCHASE PRICE.............................................................................2

         2.1      Purchase Price.................................................................................2

         2.2      Security Agreement.............................................................................3

ARTICLE III           CLOSING....................................................................................3

         3.1      Closing........................................................................................3

         3.2      Procedure......................................................................................3

         3.3      Further Acts...................................................................................3

ARTICLE IV            REPRESENTATIONS AND WARRANTIES OF SELLER...................................................3

         4.1      Organization and Standing of Seller and the Subsidiaries.......................................3

         4.2      Corporate Action...............................................................................3

         4.3      Title to and Condition of Acquired Assets......................................................4

         4.4      SEC Reports....................................................................................4

ARTICLE V             REPRESENTATIONS AND WARRANTIES OF PURCHASER................................................4

         5.1      Standing of Purchaser..........................................................................4

         5.2      Authority......................................................................................4

         5.3      Access to Information..........................................................................4

         5.4      Purchaser's Knowledge and Experience...........................................................5

         5.5      Investment Purpose.............................................................................5

         5.6      Limitations on Dispositions....................................................................5

         5.7      Litigation.....................................................................................5

         5.8      Misstatement or Omissions......................................................................5

ARTICLE VI            POST-CLOSING COVENANTS OF SELLER AND PURCHASER.............................................6

         6.1      Seller's Post-Closing Covenants................................................................6

                  (a)      Competition...........................................................................6

                  (b)      Confidentiality.......................................................................6

         6.2      Purchaser's Post-Closing Covenants.............................................................6

                  (a)      No Change to Subsidiaries.............................................................6


                                                                                                           PAGE NO.
                                                                                                           --------


                  (b)      Fulfillment of Subsidiaries' Obligations..............................................6

                  (c)      Maintenance of Insurance..............................................................7

                  (d)      Management of Seller..................................................................7

                  (e)      Fees and Expenses.....................................................................7

ARTICLE VII           CONDITIONS TO CLOSING......................................................................7

         7.1      Conditions to Purchaser's Obligations..........................................................7

         7.2      Conditions to Seller's Obligations.............................................................8

ARTICLE VIII          SURVIVAL; INDEMNIFICATION..................................................................8

         8.1      Survival of Representations and Warranties.....................................................8

         8.2      Indemnification by Purchaser...................................................................8

         8.3      Indemnification Procedure......................................................................9

ARTICLE IX            TERMINATION...............................................................................10

         9.1      Termination...................................................................................10

         9.2      Effect of Termination.........................................................................10

ARTICLE X             MISCELLANEOUS.............................................................................10

         10.1     Notices.......................................................................................10

         10.2     Entire Agreement..............................................................................11

         10.3     Amendment.....................................................................................11

         10.4     Binding Effect; Assignment....................................................................11

         10.5     Choice of Law.................................................................................11

         10.6     Waiver........................................................................................11

         10.7     Attorneys' Fees...............................................................................11

         10.8     Enforcement...................................................................................11

         10.9     Counterparts..................................................................................11

EXHIBITS

         A        Bill of Sale

         B        Assignment and Assumption Agreement

         C        Promissory Note

         D        Stock Pledge and Security Agreement

         E        Escrow Agreement



                               PURCHASE AGREEMENT

         THIS PURCHASE AGREEMENT (the "Agreement") is entered into as of this 22nd day of June, 2001, between Thrift Management Inc., a Florida corporation ("Seller"), and Thrift Ventures Inc., a Florida corporation ("Purchaser").

                                    RECITALS

         WHEREAS, Seller is primarily engaged in the business of operating retail thrift stores and collecting merchandise donated to certain charities (the "Business");

         WHEREAS, Seller conducts and manages the Business through the following subsidiaries: Thrift Shops of South Broward, Inc., a Florida corporation; Thrift Shops of West Dade, Inc., a Florida corporation; Hallandale Thrift, Inc., a Florida corporation; North Broward Consignment, Inc., a Florida corporation; Thrift Shops of North Lauderdale, Inc., a Florida corporation; Hallandale Thrift Management, Inc., a Florida corporation; Thrift Retail, Inc., a Florida corporation; Thrift Export, Inc., a Florida corporation; Thrift Holdings, Inc., a Florida corporation; Collectiblesandart.com, Inc., a Florida corporation; and Thrift Management Canada, Inc., a Canada corporation (individually, a "Subsidiary," and collectively, the "Subsidiaries");

         WHEREAS, Seller is the sole owner of all of the issued and outstanding shares of capital stock of all of the Subsidiaries (collectively, the "Subsidiaries' Shares"); and

         WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser all of the assets of Seller used in the Business (the "Acquired Assets") upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of these premises and subject to the representations, warranties, covenants and conditions contained herein and for the consideration provided herein, the parties agree as follows:

                                   ARTICLE I

                                 SALE OF ASSETS

         1.1 SALE OF ACQUIRED ASSETS. Seller hereby sells, transfers and conveys to Purchaser, and Purchaser hereby acquires all of Seller's right, title and interest in, the Acquired Assets, which shall be effected by a bill of sale substantially in the form of EXHIBIT A hereto (the "Bill of Sale") together with stock powers and such other instruments as may be necessary or appropriate to assign all trademarks, copyrights, trade names, patents or service marks relating to the Business or the Acquired Assets, including any registrations or applications therefor. The Acquired Assets shall include:

                  (a) All outstanding capital stock of the Subsidiaries;

                  (b) All books, records, ledgers, files, documents, correspondence, customer lists, and other information relating to the Business, including, but not limited to, sales and advertising materials, sales and purchase correspondence, books of account and price lists;

                  (c) All trademarks, copyrights, trade names, patents or service marks relating to the Business, including any registrations or applications therefor, and the goodwill pertaining to any thereof;

                  (d) Any and all trade secrets and confidential information of, about, or relating to the Business;

                  (e) Any and all rights under equipment or real property leases, franchise agreements, sale agreements, employment agreements, license agreements, or any other type of agreements related to the Business (the "Contracts"); and

                  (f) All accounts receivable related to the Business.

         The Acquired Assets shall not include those assets identified on
SCHEDULE 1.1 hereto (the "Excluded Assets"), which shall be and remain owned solely by Seller.

         1.2 LIMITED ASSUMPTION OF OBLIGATIONS AND LIABILITIES. Purchaser shall assume the obligations of payment for all liabilities, debts or taxes of Seller (the "Assumed Liabilities"), except those listed on SCHEDULE 1.2 hereto (the "Excluded Liabilities"), which shall be and remain the exclusive obligations, liabilities and debts of Seller. The assignment and assumption of the Assumed Liabilities shall be effected by an assignment and assumption agreement substantially in the form of EXHIBIT B hereto (the "Assignment and Assumption Agreement").

         1.3 CONSENTS. Seller will use reasonable efforts to obtain any consent required to assign any Contracts or any other rights of any nature relating to Acquired Assets prior to the Closing Date.

         1.4 SHAREHOLDERS' APPROVAL. As soon as reasonably practicable following the date of this Agreement, Seller shall prepare and file with the Securities and Exchange Commission a proxy statement and forms of proxy as may be necessary or advisable to conduct a meeting of the shareholders of Seller. At such meeting, the shareholders shall consider and vote upon the transactions contemplated by this Agreement and such other matters as may be determined by Seller's Board of Directors. Purchaser agrees, for itself and its officers, directors and shareholders, and their affiliates, that all shares of Seller's voting capital stock beneficially owned by them shall all be voted for or against the approval hereof only in accordance with the vote of the majority of all remaining outstanding shares.

                                   ARTICLE II

                                 PURCHASE PRICE

         2.1 PURCHASE PRICE. The total price to be paid by Purchaser to Seller for the Acquired Assets shall be One Million, One Hundred Seventy-Five Thousand Dollars ($1,175,000) (the "Purchase Price"). The Purchase Price shall be paid by Purchaser by the delivery to Seller at the Closing (as defined below) of a secured promissory note in the principal amount of $1,175,000, substantially in the form of EXHIBIT C hereto (the "Note"). There shall be no offset or deduction from the Purchase Price for any Assumed Liabilities.

         2.2 SECURITY AGREEMENT. Purchaser's obligations under the Note shall be secured by a stock pledge and security agreement substantially in the form of EXHIBIT D hereto (the "Security Agreement"). At the Closing, Purchaser shall redeliver the certificates representing all of the Subsidiaries' Shares to the Escrow Agent designated therein, to be held in escrow subject to the terms of the Security Agreement and an escrow agreement substantially in the form of EXHIBIT E hereto (the "Escrow Agreement"), until the Note has been paid in full.

                                  ARTICLE III

                                     CLOSING

         3.1 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Broad and Cassel, 201 South Biscayne Boulevard, Suite 3000, Miami Florida 33131 on the date that is five business days following receipt of shareholder approval of the transactions contemplated by this Agreement ("Closing Date") or (ii) at such other time, date or place as the parties may agree in writing.

         3.2 PROCEDURE. At the Closing, each party shall deliver to the other party the documents required to be delivered pursuant to Article VII hereof and such other documents, instruments and certificates as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and certificates shall be reasonably satisfactory in form and substance to the counsel for the receiving party.

         3.3 FURTHER ACTS. Seller and Purchaser agree that each of them will, from time to time after Closing Date, when so reasonably requested by the other party, perform, execute and deliver or cause to be performed, executed and delivered all such further acts and documents necessary or appropriate to carry out the transactions contemplated by this Agreement.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Purchaser, on and as of the date hereof, as follows:

         4.1 ORGANIZATION AND STANDING OF SELLER AND THE SUBSIDIARIES. Seller and the Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation. Seller has all requisite corporate power and authority to enter into and perform Seller's obligations under this Agreement.

         4.2 CORPORATE ACTION. The execution, delivery and performance of this Agreement by Seller and the consummation of the transactions contemplated hereby have been fully authorized by all necessary corporate action, subject to receipt of approval of this Agreement and the transactions contemplated hereby by Seller's shareholders. The execution, delivery and performance of this Agreement will not result in a violation of Seller's or any Subsidiaries' Articles of Incorporation or Bylaws.

         4.3 TITLE TO AND CONDITION OF ACQUIRED ASSETS. Seller has good and marketable title to all Acquired Assets, free and clear of any liens, charges, encumbrances and restrictions except as set forth on SCHEDULE 4.3 hereto. Seller has the right, power and authority to transfer and sell the Acquired Assets. Except as expressly set forth in this Article IV, Seller makes no representations or warranties whatsoever with respect to the Acquired Assets.

         4.4 SEC REPORTS. The unaudited financial statements included in Seller's quarterly report on Form 10-QSB for the quarter ended April 1, 2001 (the "April 1, 2001 Financial Statements"), a copy of which is attached hereto as SCHEDULE 4.4, to the best of Seller's knowledge: (a) comply in all material respects with the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder;
(b) present fairly the results operation of Seller and its Subsidiaries for the period covered; and (c) are correct and complete in all material respects. As of the date of this Agreement, to the best of Seller's knowledge there have been no material changes in the Seller's financial condition or results of operations from that reflected in the April 1, 2001 Financial Statements, other than in the ordinary course of business.

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to Seller, on and as of the date hereof, as follows:

         5.1 STANDING OF PURCHASER. The sole shareholder of Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         5.2 AUTHORITY. Purchaser has the right, power, legal capacity and authority to enter into and perform Purchaser's obligations under this Agreement and under any other agreement or instrument to be delivered pursuant to this Agreement. The execution, delivery and performance of this Agreement and any agreement or instrument to be delivered pursuant to this Agreement will not result in a violation of any agreement, indenture, mortgage, note, bond, license, lease or any other obligation or commitment of Purchaser, or any judgment, order or decree to which Purchaser is a party or may otherwise be subject.

         5.3 ACCESS TO INFORMATION. The sole shareholder of Purchaser has received, read carefully and is familiar with this Agreement. The sole shareholder of Purchaser is the principal shareholder of Seller and has served as Seller's Chairman of the Board, Chief Executive Officer and President since the commencement of Seller's operations; is familiar with Seller's financial condition and all other matters relating to the Business; has received from Seller all materials that have been requested; has had a reasonable opportunity to ask questions of Seller and its representatives; and Seller has answered all of Purchaser's inquiries. The sole shareholder of Purchaser has had access to all additional non-confidential information necessary, in his judgment, to evaluate the merits and risks of the transactions contemplated by this

Agreement. Purchaser acknowledges that Seller has made no representations or warranties of any kind to Purchaser regarding the financial condition, results of operations or the prospects of Seller, the Business or any of the Subsidiaries.

         5.4 PURCHASER'S KNOWLEDGE AND EXPERIENCE. The sole shareholder of Purchaser (a) has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect his interests, (b) understands the various risks of the transactions contemplated hereby, and (c) confirms that Purchaser and he have been represented by separate counsel in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby.

         5.5 INVESTMENT PURPOSE. Purchaser will acquire Subsidiaries' Shares for Purchaser's own account and investment purpose and not with a view to the sale or distribution thereof.

         5.6 LIMITATIONS ON DISPOSITIONS. Purchaser has been advised by Seller that none of the Subsidiaries' Shares have been registered under the Securities Act or applicable state securities law and that such shares will be sold in a transaction exempt therefrom. Purchaser acknowledges that it is familiar with the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Subsidiaries' Shares. Purchaser understands that an opinion of counsel and other documents may be required to transfer the Subsidiaries' Shares. Purchaser acknowledges that the Subsidiaries' Shares shall be subject to stop transfer orders and any certificates evidencing such shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state or foreign securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws, or (2) the Company receives an opinion of counsel, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred without an effective registration statement under the Securities Act or applicable state securities laws."

         5.7 LITIGATION. Except as set forth in SCHEDULE 5.7 hereto, there are no actions, suits, legal or administrative proceedings, or governmental investigations existing, pending or affecting or, to the knowledge of Purchaser, threatened against Purchaser or any of its properties or assets, nor are there any judgments, decrees, orders, rulings, writs or injunctions specifically referring to Purchaser or his properties or assets that may materially and adversely affect the transactions contemplated by this Agreement.

         5.8 MISSTATEMENT OR OMISSIONS. No representation or warranty by Purchaser in this Agreement, and no agreement, instrument, exhibit, schedule or certificate furnished or delivered or to be furnished or delivered by Purchaser pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement or a material fact, or omits or will omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading.

                                   ARTICLE VI

                 POST-CLOSING COVENANTS OF SELLER AND PURCHASER

         6.1 SELLER'S POST-CLOSING COVENANTS. Seller hereby covenants and agrees with Purchaser from and after the Closing Date as follows

                  (a) COMPETITION. Seller agrees that for a period of 24 months from the date of this Agreement, Seller shall not for itself or on behalf of any person, partnership, trust, corporation, or entity other than Purchaser, engage in the business of operating retail thrift stores and collecting charitable donations in the State of Florida. If, in any judicial proceeding, a court shall refuse to enforce this Section, whether because the time limit is too long or because the restrictions on the geographic area or scope of business are broader than is necessary to protect the Business of Purchaser, this Section shall be deemed modified to the extent necessary to make it enforceable.

                  (b) CONFIDENTIALITY. Seller acknowledges and agrees that Seller is privy to confidential and proprietary information relating to the Business, including, but not limited to, financial, customer, supplier, marketing, personnel and technical information, and that disclosure of such information would be damaging to Purchaser. Therefore, Seller agrees not to disclose to any third party, and to make any commercial use of, any information of, about, or relating to the Business, unless such information (i) was public knowledge prior to the date of this Agreement, or (ii) becomes public knowledge after the date of this Agreement other than as a result of disclosure by Seller.

         6.2 PURCHASER'S POST-CLOSING COVENANTS. Purchaser hereby covenants and agrees with Seller from and after the Closing Date until the Note is paid in full and all of Purchaser's obligations thereunder and under the Security Agreement are satisfied, as follows:

                  (a) NO CHANGE TO SUBSIDIARIES. Purchaser shall maintain the corporate existence of each of the Subsidiaries in full force and effect, and shall not without Seller's prior written consent: (i) effect any mergers, consolidations or reorganizations involving any one or more of the Subsidiaries, or (ii) sell any assets of any of the Subsidiaries other than in the ordinary course of business.

                  (b) FULFILLMENT OF SUBSIDIARIES' OBLIGATIONS. Certain of the Subsidiaries are parties to a Promissory Note dated March 15, 2001 and a related Security Agreement dated as of March 15, 2001, both given by Thrift Shops of South Broward, Inc., Thrift Shops of West Dade, Inc., Hallandale Thrift, Inc., North Broward Consignment, Inc., Thrift Shops of North Lauderdale, Inc., Thrift Retail, Inc., in favor of Richard Tavano and Thomas Kelly (the "Subsidiaries' Note and Security Agreement"). Purchaser agrees and confirms that it will cause such Subsidiaries to fulfill their obligations under the Subsidiaries' Note and Security Agreement, and further agrees that if an "event of default" occurs thereunder, Purchaser shall within five business days of such event of default
(i) replace all inventory to be sold to satisfy all obligations under the

Subsidiaries' Note and Security Agreement or (ii) provide other collateral of a type and amount reasonably satisfactory to Seller and the other parties to the Subsidiaries' Note and Security Agreement. If Purchaser does not satisfy its obligations under this Section, Marc Douglas, as the guarantor of the Subsidiaries' obligations under the Subsidiaries' Note and Security Agreement, agrees that he shall immediately, without notice or further demand, pay all such obligations in full.

                  (c) MAINTENANCE OF INSURANCE. Purchaser shall maintain in full force and effect all policies of insurance applicable to the Subsidiaries' operations as conducted following the Closing Date, in such amounts, types and coverages as are consistent with the insurance policies maintained prior to the Closing Date and with prudent business practices.

                  (d) MANAGEMENT OF SELLER. Marc Douglas agrees that, effective as of the Closing Date, he will resign as a director and executive officer of Seller, but that he will provide such administrative assistance to Seller as may be reasonably requested from time to time following the Closing Date.

                  (e) FEES AND EXPENSES. Purchaser agrees that it will bear all expenses of Seller and Purchaser (including, without limitation, legal, accounting, consulting and other professional fees and expenses) incurred in connection with the preparation and execution of this Agreement and the consummation of the transactions contemplated hereby. Purchaser agrees to reimburse Seller for any such expenses paid by Seller prior to the Closing Date, promptly upon request by Seller.

                                  ARTICLE VII

                              CONDITIONS TO CLOSING

         7.1 CONDITIONS TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions on or before the Closing Date:

                  (a) The representations and warranties set forth in Article IV hereof shall be true and correct as of the Closing Date;

                  (b) Seller shall have performed in all material respects all of the covenants required to be performed and complied with under this Agreement;

                  (c) On the Closing Date, Seller shall execute and deliver to
Purchaser:

                           (i) certificates evidencing the Subsidiaries' Shares,
accompanied by duly executed stock powers;

                           (ii) certificates of good standing for Seller and
each of the Subsidiaries;

                           (iii) evidence of approval by Seller's shareholders
of the transactions contemplated by this Agreement;

                           (iv) the Bill of Sale;

                           (v) the Assignment and Assumption Agreement;

                           (vi) the Security Agreement;

                           (vii) copies of all consents relating to Contracts or
any other of the Acquired Assets required by Section 1.3 hereof; and

                           (viii) the Escrow Agreement.

                  (d) Seller shall have received the opinion of Capitalink, L.C., in form and substance satisfactory to it in its sole discretion, that the transactions contemplated by this Agreement are fair to the shareholders of Seller.

         7.2 CONDITIONS TO SELLER'S OBLIGATIONS. The obligations of Seller to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions on or before the Closing Date:

                  (a) The representations and warranties set forth in Article V hereof shall be true and correct as of the Closing Date;

                  (b) Purchaser shall have performed in all material respects all of the covenants required to be performed and complied with under this Agreement;

                  (c) On the Closing Date, Purchaser shall execute and deliver to Seller:

                           (i) the Assignment and Assumption Agreement;

                           (ii) the Note;

                           (iii) the Security Agreement, with redelivery of the
certificates representing the Subsidiaries' Shares to Escrow Agent pursuant to the terms thereof; and

                           (iv) the Escrow Agreement; and

                  (d) The shareholders of Seller shall have approved the transactions contemplated by this Agreement.

                                  ARTICLE VIII

                            SURVIVAL; INDEMNIFICATION

         8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and indemnities contained herein shall survive the Closing Date for a period of 36 months, unless otherwise specifically stated herein.

         8.2 INDEMNIFICATION BY PURCHASER. Purchaser agrees to indemnify and hold harmless Seller, its respective successors and assigns, against any and all loss, injury, liability, claim, damage or expense (including, without limitation, reasonable attorneys' fees) incurred or sustained by Seller or its respective successors and assigns resulting from any of the following:

                  (a) any inaccuracy in, or breach or violation of, the representations, warranties covenants of Purchaser contained in this Agreement, whether or not such inaccuracy or breach or violation was known to, or should have been known by, Seller on the date of this Agreement, the intention of the parties hereto being that Purchaser shall be completely responsible for, and Seller shall be conclusively deemed to have relied upon, such representations, warranties and covenants in the consummation of the transactions contemplated hereby;

                  (b) any suits, actions or claims relating to the conduct of the Business or the activities of Purchaser prior to or after the Closing Date;

                  (c) any misrepresentation or omission (whether negligent or otherwise) in any exhibit, schedule, certificate, document or other instrument required to be furnished in accordance with the provisions of this Agreement; and

                  (d) any losses attributable to (i) federal, state, local and foreign taxes of Seller and any assessments, fees, interest, penalties and other governmental charges related to taxes, earnings, income, deductions or credits of Seller and (ii) federal or Florida state, county or local taxes that in each case relate to the conduct of the Business prior to the Closing Date or that arise out of the consummation of the transactions contemplated by this Agreement, including without limitation, any sales, use, value added or other similar tax arising with respect to or as a result of or in connection with the transactions contemplated by this Agreement.

         8.3 INDEMNIFICATION PROCEDURE. Whenever any claims shall arise for indemnification hereunder, the party seeking indemnification ("Indemnitee") shall promptly notify the other party ("Indemnitor") of the claim and, when known, the facts constituting the basis for such claim. If any claim for indemnification hereunder results from or is in connection with any claim by a person who is not a party to this Agreement ("Third Party Claim"), such notice shall also specify, if known, the amount or an estimate of the amount of the liability arising therefrom. Indemnitee shall give Indemnitor prompt notice of any such claim and Indemnitor shall undertake the defense thereof by counsel of its own choosing, reasonably satisfactory to Indemnitee, at the expense of Indemnitor. Indemnitee shall have the right to participate in any such defense of a Third Party Claim with counsel of its own choosing, at its own expense. If Indemnitor, within a reasonable time after notice of any such Third Party Claim, fails to undertake such defense, Indemnitee or any subsidiary or affiliate of Indemnitee shall have the right to undertake the defense, compromise or settlement of such Third Party Claim on behalf of, and for the account of, Indemnitor, at the expense and risk of Indemnitor. Indemnitor shall not, without Indemnitee's written consent, settle or compromise any such Third Party Claim or consent to entry of any judgment that does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to Indemnitee or Indemnitee's subsidiaries or affiliates, as the case may be, an unconditional release from all liability in respect of such Third Party Claim. Notwithstanding any provisions herein to the contrary, failure of Indemnitee to give any notice required by this Section shall not constitute a waiver of Indemnitee's right to indemnification or a defense to any claim by Indemnitee hereunder.

                                   ARTICLE IX

                                   TERMINATION

         9.1 TERMINATION. This Agreement may be terminated at any time prior to
Closing:

                  (a) By the mutual consent of Purchaser and Seller;

                  (b) By Purchaser (i) in the event of a material breach or default by Seller under the terms of this Agreement; or (ii) if the Closing has not occurred on or before October 31, 2001 for any reason other than a material default by Purchaser in its obligations hereunder;

                  (c) By Seller (i) in the event of a material breach or default by Purchaser under the terms of this Agreement; or (ii) if the Closing has not occurred on or before October 31, 2001 for any reason other than a material default by Seller in its obligations hereunder.

         9.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in Section 9.1(a), this Agreement shall become void and there shall be no liability on the part of either Purchaser or Seller.

                                   ARTICLE X

                                  MISCELLANEOUS

         10.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.

If to Seller:             Thrift Management, Inc.
                          Attn: Jay M. Haft, Director
                          3141 W. Hallandale  Beach Boulevard
                          Hallandale, Florida 33009

With a copy to:           Nina S. Gordon, P.A.
                          Broad and Cassel
                          201 South Biscayne Boulevard
                          Suite 3000
                          Miami, Florida 33131

If to Purchaser to:       Marc Douglas
                          2920 Paddock Road
                          Fort Lauderdale, Florida 33331

With a copy to:           Fred Lickstein, Esq.
                          Fowler White Burnett Hurley Banick & Strickroot P.A.
                          Bank of America Tower
                          100 S.E. 2nd Street
                          Miami, Florida 33131

         10.2 ENTIRE AGREEMENT. This Agreement and the schedules and exhibits hereto constitute the entire agreement between the parties with respect to the subject matter hereof. It supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

         10.3 AMENDMENT. This Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

         10.4 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto without the prior written consent of the other party.

         10.5 CHOICE OF LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Florida.

         10.6 WAIVER. The failure of any party at any time to require performance of any provision of this Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

         10.7 ATTORNEYS' FEES. If any party brings an action in connection with the performance, breach or interpretation of this Agreement, or in any action related to the transactions contemplated hereby, the prevailing party in such action shall be entitled to recover from the losing party in such action all reasonable costs and expenses of such litigation, including attorneys' fees, court costs, costs of investigation, accounting and other costs reasonably incurred or related to such litigation.

         10.8 ENFORCEMENT. The parties hereto acknowledge and agree that any party's remedy at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and such breach or threatened breach shall be PER SE deemed as causing irreparable harm to such party. Therefore, in the event of such breach or threatened breach, the parties hereto agree that, in addition to any available remedy at law, including but not limited to monetary damages, an aggrieved party shall be entitled to obtain, and the offending party agrees not to oppose the aggrieved party's request for, equitable relief in the form of specific enforcement, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to the aggrieved party.

         10.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                             SELLER:

                             THRIFT MANAGEMENT, INC.

                             By: /s/ Jay M. Haft
                                 ----------------------------------------------
                                 Jay M. Haft, Director

                             By: /s/ Howard L. Rothchild
                                 ----------------------------------------------
                                 Howard L. Rothchild, Director

                             PURCHASER:

                             THRIFT VENTURES INC.

                             By:    /s/ Marc Douglas
                                    -------------------------------------------
                             Name:  Marc Douglas

                             Title: Chief Executive Officer and President

                             /s/ Marc Douglas
                             --------------------------------------------------
                             *Marc Douglas, as sole shareholder of Thrift
                              Ventures Inc.



                             *As to Sections 1.4 and 6.2 and Article V only.

                                  SCHEDULE 1.1

                                 EXCLUDED ASSETS

         Pursuant to Section 1.1 of the Agreement, the following are the Excluded Assets:

         1.       Cash in the amount of $50,000.

         2. Directors' and officers' liability insurance policy, policy no. NDO 0001037 with United National Insurance Co., expiring March 24, 2002, including the prepaid monthly premiums totaling $4,013 for the months of February 2002 and March 2002.

         3. Net operating losses of up to $1,198,000 (as of Seller's fiscal year ended December 31, 2000).

                                  SCHEDULE 1.2

                              EXCLUDED LIABILITIES

         Pursuant to Section 1.2 of the Agreement, the following are the Excluded Liabilities:

         1. Eight remaining monthly payments of $2,013.25 each (totaling $16,106.00) for the remaining premium due on the directors' and officers' liability insurance policy, policy no. NDO 0001037, with United National Insurance Co.

         2. Consulting Agreement dated April 26, 2001, between Seller and G-V Capital Corp.

                                  SCHEDULE 4.3

                    TITLE TO AND CONDITION OF ACQUIRED ASSETS



         1. Certain assets of the Subsidiaries are subject to a security interest created by the Security Agreement, dated as of March 15, 2001, given by Thrift Shops of South Broward, Inc., Thrift Shops of West Dade, Inc., Hallandale Thrift, Inc., North Broward Consignment, Inc., Thrift Shops of North Lauderdale, Inc., Thrift Retail, Inc., in favor of Richard Tavano and Thomas Kelly.

                                  SCHEDULE 4.4

                                   SEC REPORTS



Quarterly report on Form 10-QSB for the quarter ended April 1, 2001.

                                  SCHEDULE 5.7

                                   LITIGATION

None.

                                    EXHIBIT A

                                  BILL OF SALE

         THIS BILL OF SALE (the "Bill of Sale") is made and entered into as of _____________, 2001 by Thrift Management, Inc., a Florida corporation ("Seller"), in favor of Thrift Ventures Inc., a Florida corporation ("Purchaser").

         Seller and Purchaser have entered into that certain Purchase Agreement dated as of June ___, 2001 (the "Purchase Agreement"), pursuant to which this Bill of Sale is being delivered. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

         FOR VALUABLE CONSIDERATION as set forth in the Purchase Agreement, Seller hereby sells, transfers, assigns and delivers to Purchaser all of the Acquired Assets (as defined in the Purchase Agreement), upon the terms and subject to the conditions set forth in the Purchase Agreement.

         Seller hereby warrants that it is the owner of and has good title to each and all of the Acquired Assets, free and clear of all liens, security interests, claims, restrictions, easements and encumbrances of any nature whatsoever, subject to the security interest granted in that certain Security Agreement dated as of March 15, 2001 given by Thrift Shops of South Broward, Inc., Thrift Shops of West Dade, Inc., Hallandale Thrift, Inc., North Broward Consignment, Inc., Thrift Shops of North Lauderdale, Inc., and Thrift Retail, Inc. in favor of Richard Tavano and Thomas Kelly. The transfer of the Acquired Assets contemplated by this Bill of Sale shall occur and be effective, and Purchaser shall have full ownership of and power over all of the Acquired Assets, immediately upon delivery of this Bill of Sale by Seller to Purchaser.

         This Bill of Sale shall constitute an assignment of Seller's entire right, title and interest in any Acquired Assets for which an assignment is necessary or appropriate to transfer such right, title and interest.

         Seller, at any time after the date of this Bill of Sale, shall execute, acknowledge and deliver any further documents or instruments of transfer or assignment reasonably requested by Purchaser and shall take such further actions consistent with the terms of this Bill of Sale and the Purchase Agreement that may be reasonably requested by Purchaser for the purpose of granting and confirming to Purchaser, or reducing to Purchaser's possession, any or all of the Acquired Assets.

         Seller hereby constitutes and appoints Purchaser, and its successors and assigns, the true and lawful attorney of Seller, with full power of substitution, for Seller and in Seller's name, place and stead by and on behalf of and for the benefit of Purchaser, and its successors and assigns, to (i) demand and receive from time to time the Acquired Assets hereby assigned, transferred and conveyed, and to give receipts and releases for and in respect of the same and any part thereof, and (ii) to execute any instrument of assignment necessary or advisable to accomplish the purposes of this Bill of Sale. Seller hereby declares that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Seller in any manner or for any reason.

                           Page 1 of 2 of Bill of Sale

         This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the date first written above.

                                        SELLER:

                                        THRIFT MANAGEMENT, INC.



                                        By:
                                             ----------------------------------
                                        Name:
                                               --------------------------------
                                        Title:
                                                -------------------------------




                           Page 2 of 2 of Bill of Sale

                                    EXHIBIT B

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment") is entered into as of ___________________, 2001, between Thrift Management, Inc., a Florida corporation ("Seller"), and Thrift Ventures Inc., a Florida corporation ("Purchaser").

                                    RECITALS:

         WHEREAS, Seller and Purchaser have entered into that certain Purchase Agreement dated as of June ___, 2001 (the "Purchase Agreement"); and

         WHEREAS, pursuant to the Purchase Agreement, Seller desires to transfer and assign to Purchaser, and Purchaser agrees to assume, all of the Assumed Liabilities as defined in Section 1.2 of the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                     TERMS:

         1. CAPITALIZED TERMS. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

         2. ASSIGNMENT. Seller hereby assigns, and Purchaser hereby agrees to assume, pay, perform and discharge when due, become responsible for, incur or succeed to the Assumed Liabilities as defined in the Purchase Agreement, all in accordance with their respective terms and subject to their respective conditions.

         3. PURCHASE AGREEMENT UNMODIFIED. Nothing contained in this Assignment shall supersede or modify any of the obligations, agreements, representations, covenants or warranties of Purchaser or Seller contained in the Purchase Agreement, which is incorporated herein by reference.

         4. MISCELLANEOUS.

                  (a) NOTICES. All notices, requests, demands and other communications provided for in this Assignment shall be given in accordance with
Section 10.1 of the Purchase Agreement.

                  (b) ADDITIONAL ACTS. Each party hereby agrees to perform any further acts and to execute and deliver any documents that may be reasonably necessary to carry out the purposes of this Assignment.

                  (c) GOVERNING LAW. This Assignment shall be interpreted, construed and enforced in accordance with the laws of the State of Florida.



               Page 1 of 2 of Assignment and Assumption Agreement

                  (d) NO THIRD-PARTY BENEFICIARIES. No person shall be deemed to possess any third-party beneficiary right pursuant to this Assignment. It is the intent of the parties hereto that no direct benefit to any third party is intended or implied by the execution of this Assignment.

                  (e) EFFECT OF WAIVER. The failure of any party at any time or times to require performance of any provision of this Assignment will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Assignment will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

                  (f) AMENDMENT. This Assignment may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

                  (g) SUCCESSORS AND ASSIGNS. This Assignment shall be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns.

                  (h) COUNTERPARTS. This Assignment may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Assignment on the day and year first above written.

                                     SELLER:

                                     THRIFT MANAGEMENT, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     PURCHASER:

                                     THRIFT VENTURES INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

               Page 2 of 2 of Assignment and Assumption Agreement

                                    EXHIBIT C

                                 PROMISSORY NOTE

U.S. $1,175,000                                     Dated as of ________, 2001

         FOR VALUE RECEIVED, Thrift Ventures Inc., a Florida corporation ("Purchaser"), hereby promises to pay to the order of Thrift Management, Inc., a Florida corporation ("Seller"), the total principal sum of One Million One Hundred Seventy-Five Thousand Dollars ($1,175,000), together with interest thereon as hereinafter provided. Seller hereby directs that all payments hereunder shall be made at 3141 W. Hallandale Beach Boulevard, Hallandale, Florida 33009, or at such other location as reasonably directed in writing from time to time by Seller. This Note shall bear interest per annum until paid at a rate equal to ____% [the Prime Rate plus 1.5% as of the date of this Note]. Interest shall accrue from the date of this Note and shall be computed on the basis of a year of 365 days and the actual number of days elapsed.

         This Note is delivered pursuant to and is subject to the terms of that certain Purchase Agreement dated as of June ___, 2001 (the "Purchase Agreement") between Seller and Purchaser, and it is further subject to the terms of that certain Stock Pledge and Security Agreement dated as of the date hereof (the "Security Agreement") between Seller and Purchaser and that certain Escrow Agreement dated as of the date hereof (the "Escrow Agreement") between Seller, Purchaser and _______________, as Escrow Agent.

         The principal amount hereof, together with accrued and unpaid interest, shall be due and payable on the third anniversary of the date of this Note (the "Maturity Date"). Accrued interest shall be payable in arrears as follows: (i) an initial payment of accrued interest on the first anniversary of the date of this Note; (ii) seven additional quarterly payments of accrued interest thereafter; and (iii) a final payment of accrued interest on the Maturity Date. The principal amount of this Note shall be payable in four equal quarterly installments during the third year of this Note, with the first quarterly payment of principal due at the end of the first calendar quarter of such third year and the last quarterly payment of principal due on the Maturity Date. Each such date of payment of principal or interest is referred to herein as a "Due Date."

         In the event that (i) Purchaser shall sell any of Acquired Assets (as defined in the Purchase Agreement) other than in the ordinary course of business, or (ii) Purchaser or a shareholder of Purchaser shall sell an interest in Purchaser (whether voting or non-voting, common stock, preferred stock or any security or debt instrument convertible into any of the foregoing) of more than 10% (such sale of Acquired Assets or of an interest in Purchaser is referred to herein as a "Sale Transaction"), then all of the proceeds of each such Sale Transaction shall first be applied toward the payment of the unpaid principal balance of this Note. In the event that Purchaser shall sell all of the Acquired Assets or shall sell capital stock of Purchaser constituting a controlling interest in Purchaser, then the entire unpaid principal balance of this Note shall be due and payable immediately upon consummation of such sale.

         All payments under this Note shall be made either (i) in lawful money of the United States of America; or (ii) at Purchaser's option, by surrendering to Seller shares of Seller's common stock currently beneficially owned by Purchaser or Purchaser's affiliates. If Purchaser elects to make any payment of principal by surrender of Purchaser's common stock to Seller, the number of


                         Page 1 of 4 of Promissory Note
shares to be surrendered shall be determined by dividing the amount of the principal amount to be paid by (a) 75% multiplied by (b) the average of the closing prices of Seller's common stock as reported by the OTC Bulletin Board for the 20 trading days immediately preceding the date of such principal payment.

         Purchaser may prepay this Note in whole or in part at any time, and from time to time, without being required to pay any penalty or premium for such privilege.

         Purchaser waives demand and presentment for payment, grace, notice of intent to accelerate, nonpayment and protest, and notice of dishonor of this Note.

         In the event that any payment required to be made by Purchaser under this Note shall not be received by Seller within two business days after its Due Date, Seller may demand a late charge of the lesser of (i) 12% of such delinquent payment or (ii) the highest rate permissible by applicable law. The foregoing right is in addition to and not in limitation of any other rights that Seller may have upon Purchaser's failure to make timely payment of any amount due hereunder.

         An "Event of Default" shall occur if any of the following shall have occurred and be continuing: (i) any payment required hereunder shall not be received by Seller within five business days following its Due Date; (ii) upon any other breach of this Note by Purchaser, which breach remains uncured 30 days after notice thereof is delivered by Seller to Purchaser; (iii) upon any breach by Purchaser of any of its obligations under the Purchase Agreement or the Security Agreement, which breach remains uncured 30 days after notice thereof is delivered by Seller to Purchaser; or (iv) upon filing of a petition in bankruptcy or a petition to take advantage of any insolvency act by Purchaser; upon making an assignment for the benefit of its creditors; upon commencement of a proceeding for the appointment of a receiver, trustee, liquidator or conservator for either Purchaser or for any substantial part of its property; upon filing of a petition or action seeking reorganization, arrangement or similar relief under federal bankruptcy laws or any other applicable laws or statutes of the United States or any state; or upon commencement of proceedings similar to the foregoing by any third or other parties against Purchaser, which proceedings are not dismissed within 60 days after commencement thereof. Upon the occurrence of an Event of Default, Seller shall have the right to declare the entire remaining principal balance of and accrued but unpaid interest on this Note immediately due and payable; to foreclose any liens and security interests securing payment hereof; and to exercise any of its other rights, powers and remedies under this Note, the Purchase Agreement or the Security Agreement, or at law or in equity.

         All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation;
(iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.

                  If to Purchaser:        Thrift Ventures Inc.
                                          Attn:  Marc Douglas
                                          2920 Paddock Road
                                          Fort Lauderdale, Florida 33331

                  If to Seller:           Thrift Management, Inc.
                                          Attn: Jay M. Haft, Director
                                          3141 W. Hallandale Beach Boulevard
                                          Hallandale, Florida 33009


                         Page 2 of 4 of Promissory Note

         This Note shall be governed by and construed in accordance with the laws of the State of Florida.

         This Note may not be transferred or assigned to any other party, except that this Note may be transferred without Purchaser's consent to an affiliate of Seller, to a successor to Seller by merger, or to an acquiror of all or substantially all of Seller's assets.

         The failure of Seller at any time to require performance of any provision of this Note will in no manner affect the right to enforce the same. The waiver by Seller of any breach of any provision of this Note shall not be construed to be a waiver by Seller of any succeeding breach of that provision or a waiver by Seller of any breach of any other provision.

         If this Note is placed in the hands of an attorney for collection or collected through arbitration, bankruptcy or other judicial proceedings, of if suit is brought hereon, Purchaser agrees to pay, in addition to all other amounts owing hereunder, all reasonable expenses and costs of collection, including reasonable attorneys' fees and costs, incurred by Seller in connection with such collection or proceedings, including any appeals thereof.

          The invalidity, illegality or unenforceability of any provision or provisions of this Note shall not affect any other provision of this Note, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Note affect the balance of such provision. In the event that any one or more of the provisions contained in this Note or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Note shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         Capitalized terms used but not otherwise defined herein shall have the same meanings assigned to them in the Purchase Agreement.

         IN WITNESS WHEREOF, Purchaser has executed this Note as of the date first above written in Fort Lauderdale, Florida and has delivered this Note to Seller at its executive offices in Hallandale, Florida.

                            THRIFT VENTURES INC.

                            By:
                               ------------------------------------------------
                            Marc Douglas, Chief Executive Officer and President


                         Page 3 of 4 of Promissory Note

STATE OF FLORIDA           )
                           )ss:
COUNTY OF BROWARD          )

The foregoing instrument was acknowledged before me this ____ day of ____, 2001, by Marc Douglas as Chief Executive Officer and President of Thrift Ventures Inc. He is personally known to me or has produced __________________________as identification.

                                    __________________________________________
                                    Notary Public, State of _________
                                    Print name: ______________________________
                                    My commission expires: ___________________

                         Page 4 of 4 of Promissory Note

                                    EXHIBIT D

                       STOCK PLEDGE AND SECURITY AGREEMENT

         THIS STOCK PLEDGE AND SECURITY AGREEMENT (the "Security Agreement") is made as of this ___ day of ____, 2001, between Thrift Management, Inc., a Florida corporation ("Seller"), and Thrift Ventures Inc., a Florida corporation ("Purchaser").

                                    RECITALS:

         WHEREAS, Purchaser and Seller have entered into that certain purchase agreement dated as of June ____, 2001 (the "Purchase Agreement") pursuant to which Purchaser is acquiring substantially all of Seller's assets used in the conduct of its retail thrift store and charitable donation collection business (the "Acquired Assets"), including, without limitation, all of the issued and outstanding shares of capital stock (the "Subsidiaries' Shares") of Seller's wholly owned subsidiaries, Thrift Shops of South Broward, Inc., a Florida corporation; Thrift Shops of West Dade, Inc., a Florida corporation; Hallandale Thrift, Inc., a Florida corporation; North Broward Consignment, Inc., a Florida corporation; Thrift Shops of North Lauderdale, Inc., a Florida corporation; Hallandale Thrift Management, Inc., a Florida corporation; Thrift Retail, Inc., a Florida corporation; Thrift Export, Inc., a Florida corporation; Thrift Holdings, Inc., a Florida corporation; Collectiblesandart.com, Inc., a Florida corporation; and Thrift Management Canada, Inc., a Canada corporation (individually, a "Subsidiary," and collectively, the "Subsidiaries");

         WHEREAS, as payment for the Acquired Assets, Purchaser is delivering to Seller a secured promissory note of even date herewith in the principal amount of U.S. $1,175,000 (the "Note"); and

         WHEREAS, the parties desire to provide security for Purchaser's obligations under the Note and hereunder and to provide for the remedies of the parties if an "Event of Default" (as defined in the Note) occurs.

         NOW, THEREFORE, in consideration of these premises and subject to the representations, warranties, covenants and conditions contained herein, the parties agree as follows:

         1. SECURITY INTEREST IN ACQUIRED ASSETS.

                  a. As collateral security for the Note, Purchaser hereby pledges and grants to Seller a first priority lien on and security interest in and to, and agrees and acknowledges that Seller has, and shall continue to have, a security interest in and to, and collaterally assigns, transfers, pledges and conveys to Seller, all of Purchaser's right, title and interest in and to the following described collateral (the "Collateral") now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising, existing or created:


               Page 1 of 6 of Stock Pledge and Security Agreement

                  (i) the Acquired Assets (as defined in the Purchase Agreement) and all rights of Purchaser with respect thereto and all proceeds, income and profits therefrom;

                  (ii) all of Purchaser's distribution rights, income rights, liquidation interests, accounts, contract rights, general intangibles, notes, instruments, drafts and documents relating to the Acquired Assets; and

                  (iii) all substitutions, replacements, products, proceeds, income and profits arising from any of the foregoing, including, without limitation, insurance proceeds.

         b. The foregoing security interest (the "Security Interest") is granted as security only and shall not subject Seller to, or transfer or in any way affect or modify, any obligation or liability of Purchaser with respect to any of the Collateral.

         c. The Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Secured Indebtedness"):

                  (i) The Note and any other indebtedness (now or hereafter incurred) owed by Purchaser to Seller;

                  (ii) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by Seller to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Security Agreement; and

                  (iii) all extensions, renewals and modifications of any of the foregoing.

         d. Concurrently with the execution of this Security Agreement, Purchaser shall deliver to ________________, as escrow agent ("Escrow Agent") under that certain Escrow Agreement dated as of the date hereof (the "Escrow Agreement") among Seller, Purchaser and Escrow Agent, all the certificates representing the Subsidiaries' Shares endorsed in blank or accompanied by stock powers executed in blank (collectively, the "Escrowed Instruments"). Escrow Agent shall hold such Escrowed Instruments in its possession subject to the terms of the Escrow Agreement and this Security Agreement until full payment of the Note and the satisfaction of all of Purchaser's obligations thereunder and hereunder. In addition, Purchaser shall execute and deliver any and all financing statements necessary or advisable to perfect Seller's Security Interest in such of the Collateral as may be perfected by filing, and further agrees to and authorizes the filing of any and all such future amendments, continuations or additional filings as may be necessary or advisable to maintain the perfection of Seller's Security Interest in such Collateral. Purchaser hereby authorizes Seller to file all such financing statements and any amendments or continuations thereof without Purchaser's signature, to the extent permitted by applicable law.



               Page 2 of 6 of Stock Pledge and Security Agreement

         2. PURCHASER'S REPRESENTATIONS AND WARRANTIES.

                  a. Purchaser is the sole owner of the Collateral and has the full right and authority to sell, pledge, transfer and assign the Collateral pursuant to the terms of this Security Agreement, free and clear of all claims, liens and encumbrances (except as created hereby and except as granted under that certain Security Agreement dated as of March 15, 2001 given by Thrift Shops of South Broward, Inc., Thrift Shops of West Dade, Inc., Hallandale Thrift, Inc., North Broward Consignment, Inc., Thrift Shops of North Lauderdale, Inc., and Thrift Retail, Inc. in favor of Richard Tavano and Thomas Kelly (the "Subsidiaries' Security Agreement") and such assignment and transfer is not contrary to or in conflict with any agreement to which Purchaser or the Acquired Assets are subject.

                  b. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Seller relating to this Security Agreement; and

                  c. The Security Agreement has been duly executed and delivered by Purchaser and is the legal and binding obligation of Purchaser enforceable in accordance with its terms except as limited by debtors' laws and general principals of equity.

         3. RIGHTS OF THE PURCHASER WITH RESPECT TO THE SUBSIDIARIES' SHARES PRIOR TO AN EVENT OF DEFAULT. So long as no Event of Default shall have occurred:

                  a. Purchaser shall be entitled (i) to vote the Subsidiaries' Shares and give consents, waivers and ratifications in respect thereof, and (ii) receive all regular cash dividends paid on account of the Subsidiaries' Shares; and

                  b. If Purchaser has entered into a definitive agreement for a Sale Transaction (as defined in the Note), Purchaser shall be entitled to obtain from Seller a release from this Security Agreement and all financing statements or other security agreements related thereto of the Acquired Assets to be sold in such Sale Transaction. Seller agrees to cooperate reasonably with Purchaser to timely provide such release in connection with the closing of the Sale Transaction upon receipt of copies of the definitive agreement and such other information as Seller may reasonably request.

         4. REMEDIES UPON AN EVENT OF DEFAULT.

                  a. Upon the occurrence of an Event of Default (as such term is defined in the Note), Seller shall have the right, in its discretion and without notice to Purchaser, to transfer to or register in the name of Seller the Collateral, including all of the Subsidiaries' Shares, and Purchaser shall fully cooperate with any such transfer or registration. Seller shall also have the right to exercise all other remedies afforded a secured party under the Uniform Commercial Code of Florida or any other applicable law with respect to the Collateral. Seller's rights and remedies shall be cumulative and concurrent; may be pursued against any or all of the Collateral, at the sole discretion of Seller; and may be exercised as often as occasion therefor shall arise, it being agreed by Purchaser that the exercise or failure to exercise any such rights or remedies shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse.


               Page 3 of 6 of Stock Pledge and Security Agreement

                  b. Upon the occurrence of an Event of Default (as such term is defined in the Note), Seller is authorized and empowered to apply any and all proceeds realized from the sale of all or any part of the Collateral in any foreclosure sale or other realization upon the Collateral as follows (as modified, if necessary, by the requirements of applicable law): (i) first, to the payment of all reasonable costs and expenses (including attorneys' fees) of any foreclosure and collection hereunder and all proceedings in connection therewith; (ii) then, to the reimbursement of Seller for all disbursements made by Seller for taxes, assessments or liens superior to the Security Interest and that Seller shall deem expedient to pay; (iii) then, to the reimbursement of Seller for any other disbursements made by, or reasonable expenses incurred by, Seller in accordance with the terms hereof; (iv) then, to the Secured Indebtedness, in any manner determined by Seller in its sole discretion; and (v) the remainder of such proceeds, if any, shall be paid to Purchaser. The foregoing application provisions shall apply not only to proceeds resulting from foreclosure but also to proceeds or distributions resulting from any other claim (including claims made in bankruptcy proceedings or under applicable insurance policies), action or proceeding to enforce or protect Seller's Security Interest in the Collateral.

         5. PURCHASER'S COVENANTS. Until the Secured Indebtedness is paid and satisfied in full, Purchaser shall:

                  a. Notify Seller of and defend the Collateral against any claims and demands of any parties;

                  b. Perform fully all obligations imposed upon it by any agreements or instruments concerning all or any part of the Collateral, and shall maintain in full force and effect all such agreements and instruments, and shall not amend or modify (or consent to any amendment or modification) of such agreements or instruments, without the prior written consent of Seller;

                  c. Perform fully all obligations imposed by the Subsidiaries' Security Agreement and the Promissory Note dated March 15, 2001 related thereto;

                  d. Not sell, transfer or convey any interest in or permit any lien or encumbrance to be created upon or with respect to any of the Collateral, except for the Security Interest created hereby or by the Subsidiaries' Security Agreement;

                  e. Pay all taxes and assessments upon the Collateral prior to the date of delinquency for payment of such taxes and assessments; and

                  f. At Purchaser's expense, at any time and from time to time, do, procure, execute and deliver all acts, assurances and other documents as may be reasonably requested by Seller to preserve the Seller's Security Interest in the Collateral.

         6. EXPENSES. Purchaser shall, upon demand, pay to Seller the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Seller may incur in connection with the exercise or enforcement of any of the rights of Seller hereunder or the failure by Purchaser to perform or observe any of the provisions hereof.



               Page 4 of 6 of Stock Pledge and Security Agreement

         7. SECURITY INTEREST ABSOLUTE. All rights of Seller and remedies of Seller hereunder, and all obligations of Purchaser hereunder, shall be absolute and unconditional irrespective of:

                  a. any lack of validity or enforceability of the Note or any other agreement or instrument relating to any of the Secured Indebtedness;

                  b. any change in the time, manner or place of payment of, or in any other term of, the Note, or any other amendment or waiver of or any consent to any departure from the Note;

                  c. any exchange, release or nonperfection of any Collateral;
or

                  d. any other circumstance that might otherwise constitute a defense available to, or a discharge of, Purchaser.

         8. TERMINATION. This Security Agreement shall terminate upon payment or satisfaction in full of the Secured Indebtedness in accordance with the terms thereof.

         9. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.

                  If to Purchaser:        Thrift Ventures Inc.
                                          Attn:  Marc Douglas
                                          2920 Paddock Road
                                          Fort Lauderdale, Florida 33331

                  If to Seller:           Thrift Management, Inc.
                                          Attn:  Jay M. Haft, Director
                                          3141 W. Hallandale Beach Boulevard
                                          Hallandale, Florida 33009

         10. AMENDMENT. This Security Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment, supplement or modification is sought.

         11. BINDING EFFECT. All of the terms, covenants, representations, warranties and conditions herein shall be binding upon, and inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

         12. GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Florida.


               Page 5 of 6 of Stock Pledge and Security Agreement

         13. WAIVER. The failure of Seller at any time to require performance of any provision of this Security Agreement will in no manner affect the right to enforce the same. The waiver by Seller of any breach of any provision of this Security Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

         14. ATTORNEYS' FEES. Subject to the provisions of Section 6 hereof, if any party brings an action in connection with the performance, breach or interpretation of this Security Agreement, or in any action related to the Secured Indebtedness, the prevailing party in such action shall be entitled to recover from the losing party in such action all reasonable costs and expenses of such litigation, including attorneys' fees, court costs, costs of investigation, accounting and other costs reasonably incurred in or related to such litigation.

         15. SEVERABILITY. The invalidity, illegality or unenforceability of any provision or provisions of this Security Agreement will not affect any other provision of this Security Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Security Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Security Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Security Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         16. COUNTERPARTS. This Security Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, Purchaser and Seller have duly executed and delivered this Security Agreement as of the date first above written.

                                        SELLER:

                                        THRIFT MANAGEMENT, INC.

                                        By:
                                                -------------------------------
                                        Name:
                                                   ----------------------------
                                        Title:
                                                   ----------------------------


                                        PURCHASER:

                                        THRIFT VENTURES INC.

                                        By:
                                                -------------------------------
                                        Name:
                                                -------------------------------
                                        Title:
                                                -------------------------------

               Page 6 of 6 of Stock Pledge and Security Agreement

                                    EXHIBIT E

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (the "Escrow Agreement") is entered into as of ______, 2001, among Thrift Management, Inc., a Florida corporation ("Seller"), Thrift Ventures Inc., a Florida corporation ("Purchaser"), and
_______________________________________ ("Escrow Agent").

                                    RECITALS:

         WHEREAS, Seller and Purchaser have entered into that certain Purchase Agreement dated as of ____________, 2001 (the "Purchase Agreement") pursuant to which Purchaser is acquiring substantially all of Seller's assets used in the conduct of its retail thrift store and charitable donation collection business (the "Acquired Assets"), including, without limitation, all of the issued and outstanding shares of capital stock (the "Subsidiaries' Shares") of Seller's wholly owned subsidiaries, Thrift Shops of South Broward, Inc., a Florida corporation; Thrift Shops of West Dade, Inc., a Florida corporation; Hallandale Thrift, Inc., a Florida corporation; North Broward Consignment, Inc., a Florida corporation; Thrift Shops of North Lauderdale, Inc., a Florida corporation; Hallandale Thrift Management, Inc., a Florida corporation; Thrift Retail, Inc., a Florida corporation; Thrift Export, Inc., a Florida corporation; Thrift Holdings, Inc., a Florida corporation; Collectiblesandart.com, Inc., a Florida corporation; and Thrift Management Canada, Inc., a Canada corporation (the "Subsidiaries");

         WHEREAS, as payment for the Acquired Assets, Purchaser is delivering to Seller a secured promissory note dated as of the date hereof in the principal amount of U.S.$1,175,0000 (the "Note");

         WHEREAS, pursuant to a Stock Pledge and Security Agreement dated as of the date hereof (the "Security Agreement") between Seller and Purchaser, Purchaser has granted to Seller a Security Interest in the Collateral (both as defined in the Security Agreement), which includes the Acquired Assets;

         WHEREAS, in order to perfect Seller's Security Interest in the Subsidiaries' Shares, Seller and Purchaser desire to provide for the escrow of the Subsidiaries' Shares; and

         WHEREAS, Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of these premises and subject to the representations, warranties, covenants and conditions contained herein, the parties agree as follows:

         1. ESTABLISHMENT OF ESCROW. Concurrently with the execution of this Escrow Agreement and the Security Agreement, Purchaser shall deliver to Escrow Agent all of the certificates representing the Subsidiaries' Shares, endorsed in blank or accompanied by stock powers executed in blank (collectively, the



                         Page 1 of 5 of Escrow Agreement

"Escrowed Instruments"), which certificates are identified on EXHIBIT A hereto. Upon receipt of the Escrowed Instruments, Escrow Agent shall deposit the Escrowed Instruments into a vault or other appropriate secure place for safekeeping, and shall hold such Escrowed Instruments in its possession subject to the terms of this Escrow Agreement and the Security Agreement.

         2. ESCROW PERIOD.

                  a. The escrow arrangement contemplated by this Escrow Agreement shall be terminated and the Escrowed Instruments shall be delivered to Purchaser upon satisfaction in full of all of Purchaser's obligations under the Security Agreement. Upon satisfaction in full of such obligations, Purchaser shall deliver written notice thereof to Seller and Escrow Agent. If, within five business days from the receipt of such notice, Seller has not objected to the release of the Escrowed Instruments from escrow, Escrow Agent shall immediately deliver the Escrowed Instruments to Purchaser. Escrow Agent shall thereafter be discharged and have no liability or obligation to any person.

                  b. Upon an Event of Default (as defined in the Note), Seller shall have the right to deliver notice thereof to Purchaser and Escrow Agent. If, within five business days from receipt of such notice, Purchaser has not objected to the release of the Subsidiaries' Shares from escrow, Escrow Agent shall immediately deliver the Escrowed Instruments to Seller. Escrow Agent shall thereafter be discharged and have no liability or obligation to any person.

         3. EARLY RELEASE OF ESCROWED INSTRUMENTS. If Purchaser has entered into a definitive agreement for a Sale Transaction, Escrow Agent shall release the Escrowed Instruments in connection with the closing of such Sale Transaction in accordance with instructions delivered by Seller pursuant to the terms of
Section 3b of the Security Agreement.

         4. RIGHTS, DUTIES AND RESPONSIBILITIES OF ESCROW AGENT. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature. It is further agreed that:

                  a. Escrow Agent shall not be responsible for the performance by Purchaser or Seller of their respective obligations pursuant to the terms of the Purchase Agreement, the Security Agreement, the Note or any other agreements or instruments related thereto.

                  b. Escrow Agent shall have the right to act in reliance upon any document, instrument or signature believed by it in good faith to be genuine and to assume (unless it has reason to believe otherwise) that any person purporting to give any notice or instruction in accordance with this Escrow Agreement or in connection with any transaction to which this Escrow Agreement relates has been duly authorized to do so. Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions.

                  c. In the event that Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrowed Instruments, which in its sole opinion, are in conflict with either other instructions received by it or any provision of this Escrow Agreement, it shall be entitled to hold the Escrowed Instruments in escrow pending the resolution of such uncertainty to Escrow Agent's sole satisfaction, by final judgment of a court of competent jurisdiction or otherwise; or Escrow Agent, at its option, may deposit the Escrowed Instruments in the registry of a court of

                         Page 2 of 5 of Escrow Agreement
competent jurisdiction in a proceeding to which all parties in interest are joined. Upon so depositing such funds and filing its complaint in interpleader, Escrow Agent shall be completely discharged and released from further liability under this Escrow Agreement or otherwise.

                  d. Escrow Agent shall not be liable for any action taken or omitted hereunder except in the case of its bad faith, fraud or willful misconduct. Escrow Agent shall be entitled to consult with counsel of its own choosing and shall not be liable for any action taken, suffered or omitted by it in reasonable reliance upon the advice of such counsel. Any reasonable expenses incurred by Escrow Agent in connection with such consultation shall be reimbursed by Purchaser.

                  e. This Escrow Agreement sets forth exclusively the duties of Escrow Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent.

         5. INDEMNIFICATION. Purchaser and Seller agree, jointly and severally, to indemnify Escrow Agent, its partners, representatives, and agents (herein, jointly and severally the "Indemnitees") against, and hold Escrow Agent harmless from, any and all loss, liability, cost, damage and expense, including without limitation, reasonable attorneys' fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought by any third party against the Indemnitees, arising out of or relating in any way to this Escrow Agreement or any transaction contemplated by this Escrow Agreement, or in the performance of its duties hereunder including, but not limited to, any interpleader action brought pursuant hereto. In any legal action to which Escrow Agent is a party, Purchaser and Seller expressly and specifically waive any claims for breach of contract against Escrow Agent.

         6. FEES AND EXPENSES OF ESCROW AGENT. Purchaser shall reimburse Escrow Agent for its out-of-pocket expenses incurred in the administration of the escrow arrangement contained in this Escrow Agreement.

         7. RESIGNATION OF ESCROW AGENT. Escrow Agent may resign upon 30 days' written notice to the other parties to this Escrow Agreement. If a successor escrow agent is not appointed within such 30-day period, Escrow Agent may petition a court of competent jurisdiction to name a successor.

         8. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (a) on the date they are delivered if delivered in person; (b) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (c) on the date delivered by an overnight courier service; or (d) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, to the following addresses, or such other addresses as are given to other parties in the manner set forth herein.

                  If to Purchaser:        Thrift Ventures Inc.
                                          Attn:  Marc Douglas
                                          2920 Paddock Road
                                          Fort Lauderdale, Florida 33331

                  If to Seller:           Thrift Management, Inc.
                                          Attn:  Jay M. Haft, Director
                                          3141 W. Hallandale Beach Boulevard
                                          Hallandale, Florida 33009

                  If to Escrow Agent:     _________________________________

                                          _________________________________

                                          _________________________________


                         Page 3 of 5 of Escrow Agreement

         9. AMENDMENT. This Escrow Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement or any such amendment, supplement or modification is sought.

         10. ADDITIONAL ACTS. Each party hereby agrees to perform any further acts and to execute and deliver any documents that may be reasonably necessary to carry out the purposes of this Escrow Agreement.

         11. GOVERNING LAW. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         12. WAIVER. The failure of a party at any time to require performance of any provision of this Escrow Agreement will in no manner affect the right to enforce the same. The waiver by a party of any breach of any provision of this Escrow Agreement shall not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provision.

         13. COUNTERPARTS. This Escrow Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Escrow Agreement on the day and year first above written.

         SELLER:                                  PURCHASER:

         THRIFT MANAGEMENT, INC.                  THRIFT VENTURES INC.


         By:                                      By:
            -----------------------------            -------------------------
         Name:                                    Name:
              ---------------------------            -------------------------
         Title:                                   Title:
               --------------------------            -------------------------


         ESCROW AGENT:

         [-----------------------------]


         By:
            -----------------------------
         Name:
            -----------------------------
         Title:
            -----------------------------

                         Page 4 of 5 of Escrow Agreement

                                    EXHIBIT A

                          LIST OF SUBSIDIARIES' SHARES

SUBSIDIARY NAME                             CERTIFICATE NO.       NO. OF SHARES
---------------                             ---------------       -------------

Thrift Shops of South Broward, Inc.
                                                 6                    500

Thrift Shops of West Dade, Inc.
                                                 4                    100

Hallandale Thrift, Inc.                          2                    500

North Broward Consignment, Inc.
                                                 2                    500

Thrift Shops of North Lauderdale,
Inc.                                             1                    100

Hallandale Thrift Management, Inc.
                                                 2                    100

Thrift Retail, Inc.                              1                    500

Thrift Export, Inc.                              1                    500

Thrift Holdings, Inc.                            1                    500

Collectiblesandart.com, Inc.                     1                    500

Thrift Management Canada, Inc.
                                                 1                  1,000


                         Page 5 of 5 of Escrow Agreement

                                   APPENDIX D

                      FAIRNESS OPINION OF CAPITALINK, L.C.

June 11, 2001


Board of Directors
Thrift Management, Inc.
3141 West Hallandale Beach Blvd.
Hallandale, FL  33009


Members of the Board:

It is our understanding that Thrift Management, Inc. (the "Company" or "Thrift") and Thrift Ventures Inc., an entity controlled by Marc Douglas ("Thrift Ventures"), intend to execute a Purchase Agreement (the "Purchase Agreement"), pursuant to which Thrift Ventures will purchase substantially all of the assets of Thrift and assume certain of the liabilities of Thrift (the "Assets"). Marc Douglas is the controlling shareholder of Thrift and its President and Chief Executive Officer. In exchange for the Assets (which are predominantly the wholly owned subsidiaries of Thrift, and are hereinafter, the "Subsidiaries"), Thrift Ventures shall pay Thrift $1,175,000 in the form of promissory note, secured by the stock of the Subsidiaries being transferred (the "Note").

The Note shall be for a term of three years and shall bear interest at an annual rate equal to the Prime Rate, as of the date of the Note, plus 1.5%. Interest shall be payable as follows: (i) annually for the first 12 months the Note is outstanding; and (ii) quarterly for the remaining 24 months the Note is outstanding. The principal amount of the Note shall be payable in four equal quarterly installments, commencing 24 months from the date of issuance of the Note. Payments of the Note shall be payable, at Thrift Ventures' option, in either cash or by surrender of the shares of Thrift common stock owned by Thrift Ventures or affiliates of Thrift Ventures. If so elected, the number of shares to be surrendered shall be determined by dividing the amount of the principal amount to be paid by 75%, and multiplying by the average closing price of Thrift's common stock for the 20 trading days immediately preceding the date of such principal payment. In the event that (i) Thrift Ventures sells any of the Assets other than in the ordinary course of business, or (ii) Thrift Ventures or a shareholder of Thrift Ventures sells a minimum of a 10% interest in Thrift Ventures, all of the proceeds of each such sale shall first be applied toward the payment of the unpaid principal balance of the Note. In the event that Thrift Ventures sells all of the Assets or a controlling interest in Thrift Ventures, the entire unpaid principal balance of the Note shall be due and payable immediately upon consummation of such sale.

The transaction described in the two paragraphs above is referred to as the "Proposed Transaction." You have requested our opinion as to the fairness, from a financial point of view, of the Proposed Transaction to the shareholders of the Company. We have not been requested to opine as to, and our opinion does not in any manner address, the underlying business decision of the Company to proceed with or affect the Proposed Transaction. In addition, we have not been requested to explore any alternatives to the Proposed Transaction.

In arriving at our opinion, we, among other things: (i) reviewed the Purchase Agreement, the Note, and the specific terms of the Proposed Transaction; (ii) reviewed publicly available financial information and other data with respect to Thrift, including the Form 10-KSB for the fiscal year ended December 31, 2000, the Form 10-QSB for the quarterly period ended April 1, 2001, and certain other relevant financial and operating data relating to Thrift made available to us from published sources and from the internal records of Thrift; (iii) reviewed and analyzed the financial terms of certain transactions that we deemed comparable to each of the transactions set forth in the Purchase Agreement; (iv) reviewed and discussed with representatives of the management of Thrift certain financial and operating information furnished to us by them, including financial analyses and projections and related assumptions with respect to the business, operations and prospects of Thrift; (v) considered the historical financial results and present financial condition of Thrift; (vi) reviewed certain publicly available information concerning the trading of, and the trading market for, the common stock of Thrift; (vii) inquired about and discussed the Proposed Transaction and other matters related thereto with Thrift management; and (viii) performed such other analyses and examinations as we deemed appropriate.

In arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was used by us without assuming any responsibility for any independent verification of any such information and have further relied upon the assurances of Thrift management that they were not aware of any facts or circumstances that would make any such information inaccurate or misleading. With respect to the financial projections of Thrift, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgements of management, and that such projections provide a reasonable basis upon which we could form an opinion. In arriving at our opinion, we have not made a physical inspection of the properties and facilities of Thrift, and have not made or obtained any evaluations or appraisals of the assets and liabilities (contingent or otherwise) of Thrift. We have assumed that the Proposed Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and all other applicable federal and state statues, rules and regulations. In addition, upon the advice of the management of Thrift and its legal advisors, it is assumed that the Proposed Transaction will not cause any adverse tax affect to Thrift or its shareholders.

We have also assumed, with your consent, that the Proposed Transaction will be consummated in accordance with the terms described in the Purchase Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to any obligations thereunder.

In connection with our services, we have previously received a retainer and will receive the balance of our fee for rendering this opinion. In addition, Capitalink had previously been engaged to provide certain financial advisory services and analyses for the Company. The Company has agreed to indemnify us for certain liabilities that may arise out of the rendering this opinion. This opinion is not intended to be and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote, if required to, with respect to the Proposed Transaction.

Our opinion is for the use and benefit of the Board of Directors of Thrift and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction and may not be used by Thrift for any other purpose or reproduced, disseminated, quoted or referred to by Thrift at any time, in any manner or for any purpose, without the prior written consent of Capitalink, except that this opinion, may be reproduced in full in, and references to the opinion and to Capitalink and its relationship with Thrift may be included in any proxy statement relating to the Proposed Transaction that Thrift files with the U.S. Securities and Exchange Commission and distributes to holders of Thrift common stock in connection with the Proposed Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date of this letter, the Proposed Transaction is fair, from a financial point of view, to the shareholders of Thrift.

Very truly yours,

/Capitalink, L.C./

CAPITALINK, L.C.



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                                   APPENDIX E

            FLORIDA STATUTES SECTIONS 607.1301, 607.1302 AND 607.1320
                          REGARDING DISSENTERS' RIGHTS


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Florida Statutes, Section 607.1301 Dissenters' rights; definitions.--The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

History.--s. 118, ch. 89-154.

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Florida Statutes, Section 607.1302  Right of shareholders to dissent.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party:

1.  If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;


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5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History.--s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.

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Florida Statutes, Section 607.1320 Procedure for exercise of dissenters'
rights.--

(1)(a) If a proposed corporate action creating dissenters' rights under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder


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to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)  Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which

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such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History.--s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.


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                            THRIFT MANAGEMENT, INC.
                       3141 W. Hallandale Beach Boulevard
                           Hallandale, Florida 33009

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, AUGUST 13, 2001, AT 11:00
                                      A.M.

   The undersigned hereby appoints Jay M. Haft and Howard L. Rothchild, and each of them with the power to appoint his substitute, as proxies, and hereby authorizes either of them to represent and to vote all shares of Common Stock of the Company held of record by the undersigned on July 5, 2001, at the Annual Meeting of Shareholders to be held on Monday, August 13, 2001, at 11:00 a.m. (the "Annual Meeting"), or any adjournments or postponements thereof, upon the matters referred to on the reverse side, and in their discretion, upon any other business that may come before the meeting.

[X] Please mark your votes as in this example

PROPOSAL 1. To approve the proposed transaction between Thrift Management, Inc.
            and Thrift Ventures Inc., a Florida corporation controlled by Marc Douglas, Thrift Management's principal shareholder, chairman of the Board, chief executive officer and president.

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL 2. To approve an amendment to Thrift Management's Articles of
            Incorporation to change its name to TMI Holdings, Inc., if the transaction with Thrift Ventures Inc. is completed.

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL 3. To elect Thrift Management's Directors.


                [ ] FOR all nominees listed below          [ ] WITHHOLD AUTHORITY to vote for all such nominees listed
                    (except as marked to the contrary)         below

          Nominees: Marc Douglas, Jay M. Haft, Ileen Little, Howard L. Rothchild, Stephen L. Wiley

PROPOSAL 4.To ratify the appointment of Berkowitz Dick Pollack & Brant LLP as
           Thrift Management's independent certified accountants for the 2001 fiscal year.

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

PROPOSAL 5. To vote upon such other business as may properly come before the
            Annual Meeting or any adjournments or postponements thereof.

                   [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THRIFT MANAGEMENT, INC. This Proxy when executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 4 and FOR all of the nominees listed in Proposal 3.

   The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated July 16, 2001 and hereby revokes any proxy or proxies previously given. This Proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

                                                  Signature(s) of Shareholder

                                                  Signature(s) of Shareholder

                                                  Date:

                                                  NOTE: Please date and sign
                                                  exactly as your name appears
                                                  above. When shares are held by
                                                  joint tenants, both should
                                                  sign. When signing as
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title as such. If a
                                                  corporation, please sign in
                                                  the corporate name by
                                                  president or other authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.